PROMISSORY NOTE

$10,000,000.00                                                      May 23, 1996


         FOR VALUE RECEIVED, the undersigned, DICK SIMON TRUCKING, INC., a Utah corporation ("Maker"), promises to pay to the order of U.S. BANK OF UTAH, a Utah state banking corporation ("Payee"), at 107 South Main Street, Salt Lake City, Utah 84111, or at such other place as Payee may from time to time designate, the principal sum of TEN MILLION DOLLARS ($10,000,000.00), together with all subsequent advances made, expenditures authorized and additional payments provided for in this Promissory Note, and in any of the Loan Documents (defined below).
         1. Definitions. As used in this Note, the following terms shall have the meanings set forth below:
              "Cut-Off Date" means the date on which the Construction Phase ends and the Permanent Financing Phase begins. The Cut-Off Date shall be the date of issuance of a certificate of occupancy for the completed Improvements by the appropriate governmental agency. The projected Cut-Off Date is twelve (12) Months from the date of this Note. However, in no event shall the Cut-Off Date be later than May 23, 1997, whether or not a certificate of occupancy is issued prior to said date.
              "Deed of Trust" means the Deed of Trust and Security Agreement dated the same date as this Note, executed by Maker, as trustor, in favor of Payee, as beneficiary, and encumbering the Property.
              "Event of Default" means the occurrence and continuance of any one of the events listed in paragraph 12 of this Note.

              "Improvements" means the truck terminal and office complex, parking and other related facilities and improvements that Maker intends to construct on the Property with the proceeds of the Loan.
              "Interest Rate Adjustment Date" means the day on which, pursuant to the terms of this Note, the effective accruing rate of interest under this Note adjusts.
              "Interest Rate Conversion Date" means the day on which the effective accruing rate of interest under this Note, at Maker's election, is converted from a floating rate of interest to either a fixed rate of interest or an adjustable rate of interest as described in paragraph 5(c) of this Note.
              "Loan" means the credit facility advanced by Payee to Maker under the terms and conditions of the Loan Agreement, in the original principal amount of TEN MILLION DOLLARS ($10,000,000.00).
              "Loan Agreement" means the Loan Agreement dated the same date as this Note, executed by Maker, as borrower, and Payee, as lender, which governs the disbursement and repayment of the Loan proceeds.
              "Loan Documents" means the following documents dated the same date as this Note entered into by Maker and Payee in conjunction with this Note: the Loan Agreement, the Deed of Trust, the Assignment of Construction Contract, the Assignment of Plans and Specifications and Rights under Architectural Contract, the Security Agreement, the Borrower's Certificate and Indemnity Regarding Hazardous Substances, the Certificate of Compliance with Access Laws and Indemnification, Uniform Commercial Code Financing Statements, and the Guaranty executed in favor of Payee.




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



              "Maturity Date" means May 25, 2004.
              "Month" means a calendar month.
              "Note" means this Promissory Note and any extensions, renewals or modifications thereof.
              "Payment Period" means the fifth day of a Month through and including the fourth day of the next succeeding Month.
              "Permanent Financing Phase" means that portion of the Loan term commencing on the Cut-Off Date during which Maker repays the outstanding Principal Indebtedness to Payee.
              "Prime Rate" means that certain rate of interest regularly and periodically published or generally announced by United States National Bank of Oregon as its "Prime Rate." The Prime Rate is the rate of interest Payee from time to time establishes as its prime rate and is not necessarily the lowest rate of interest which Payee collects from any borrower or class of borrowers.
              "Principal Indebtedness" means at any time and from time to time during the term of this Note all advances, disbursements, expenditures and payments made by Payee after the date of this Note pursuant to the terms of this Note or any of the Loan Documents.
              "Property" means the real property owned or being acquired by Maker and situate in Salt Lake County, Utah, as more particularly described on Exhibit "A" attached to and incorporated by reference in this Note.




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



              "Weekly TCM Yield"  means the Weekly  Treasury  Constant  Maturity
     (TCM) yield, as published from time to time, by the Federal Reserve Bank of New York (publication H.15). For purposes of this Note, interpolation to the nearest Month of the Weekly TCM Yield will be used for those maturities not published by the Federal Reserve Bank of New York.
         2. Security. This Note is given by Maker to Payee to evidence Maker's obligations to repay the proceeds of the Loan, and is secured by the Deed of Trust encumbering the Property.
         3. Phases. For purposes hereof, the term of this Note shall be divided into two (2) separate, distinct phases. During the Construction Phase, the Loan proceeds shall be periodically disbursed for the purpose of: (a) constructing the Improvements on the Property; and (b) paying for other such items as set forth on the budget submitted to and approved by Payee in connection with the Loan. During the Permanent Financing Phase, Maker shall repay to Payee the funds advanced during the Construction Phase.
         4. Interest Accruals, Payments During Construction Phase. During the Construction Phase of the term of this Note, interest shall accrue on the outstanding Principal Indebtedness and Maker shall make payments to Payee as follows:
              (a) The outstanding balance of the Principal Indebtedness, as disbursed from time to time during the course of construction of the Improvements, shall bear interest from the date of each disbursement at a floating rate of interest which shall be calculated by subtracting from the amount of the Prime Rate one percent (1.0%) per annum, which interest shall be calculated on the basis of a year consisting of three hundred sixty (360) days. The applicable total annual interest rate, as computed in accordance with the foregoing, shall be adjusted with each change in the Prime Rate.
              (b) Accrued interest, computed in accordance with the foregoing, shall be due and payable on the fifth day of each Month hereafter until the Cut-Off Date, whereupon all accrued and unpaid interest on the outstanding Principal Indebtedness shall be due and payable in full.
              (c) During the Construction Phase, to the extent there are Loan proceeds available pursuant to the terms of the Loan Agreement, accrued interest shall be paid by disbursement of Loan proceeds. Otherwise, Maker shall pay the accrued interest to Payee without benefit of the Loan proceeds on each interest payment date.
         5. Interest Accruals During Permanent Financing Phase. During the Permanent Financing Phase of the term of this Note, interest shall accrue on the outstanding Principal Indebtedness as follows:
              (a) Maker shall select an interest rate from among the following interest rate options which rate of interest shall take effect as of the Cut-Off Date:
                  (1) Interest may continue to accrue at the floating rate described in paragraph 4(a) above.
                  (2) Interest may accrue at a fixed rate of interest for the balance of the term of the Loan. The rate would be calculated by adding two hundred (200) basis points to the Weekly TCM Yield (adjusted to a constant maturity of seven years) in effect on that date which is thirty (30) days before the Cut-Off Date.

                  (3) Interest may accrue at an adjustable rate of interest in accordance with the following:
                       (A) From and  after  the  Cut-Off  Date  until  the fifth
              anniversary  of this Note,  the rate would be equal to two hundred
              (200) basis points above the Weekly TCM Yield (adjusted to a constant maturity of four years) in effect on that date which is thirty (30) days before the Cut-Off Date.
                       (B)  Under  this   interest   rate   option,   the  fifth
              anniversary of this Note would be an Interest Rate Adjustment Date. On such date the effective accruing rate of interest would adjust to a rate equal to two hundred (200) basis points above the Weekly TCM Yield (adjusted to a constant maturity of three years) in effect on that date which is thirty (30) days before such Interest Rate Adjustment Date. Such rate would remain in effect until the Maturity Date. (b) Maker must notify Payee in writing of Maker's interest rate selection at least fifteen (15) working days prior to the Cut-Off Date. If Maker does not timely notify Payee of Maker's interest rate selection, Maker shall be deemed to have selected the floating rate option described in paragraph 5(a)(1) above.
              (c) In the event Maker selects, or is deemed to have selected the floating interest rate option, Maker shall have the one-time right to convert the accruing rate of interest to either of the fixed rate or adjustable rate options described in paragraph 5(a)(2) or (3) above. Maker must notify Payee in writing of Maker's election to convert the interest rate and identify the interest rate option selected. The Interest Rate Conversion Date shall be the first day of the next succeeding Payment Period and such interest rate option shall remain in effect until the Maturity Date.
         6. Payments of Principal and Accrued Interest During Permanent Financing Phase. During the Permanent Financing Phase, installments of principal and accrued interest on the unpaid Principal Indebtedness shall be due and payable monthly, commencing on the fifth day of the first Month following the Cut-Off Date and continuing on the same day of each Month thereafter until the Maturity Date whereupon the entire outstanding Principal Indebtedness, together with all accrued and unpaid interest thereon, if not sooner paid, shall be due and payable in full.
              (a) If at the Cut-Off Date Maker selects, or is deemed to have selected, the floating rate option described in paragraph 5(a)(1) above, Maker's monthly payment obligation to Payee shall consist of: (1) the accrued interest for the preceding Payment Period; and (2) the unpaid Principal Indebtedness as of the Cut-Off Date multiplied by a fraction, the numerator of which is one, and the denominator of which is one hundred eighty.
              (b) If at the Cut-Off Date Maker selects the fixed rate option described in paragraph 5(a)(2) above, Maker's monthly payment obligation to Payee would be set at an amount sufficient to amortize fully in substantially equal monthly installments of principal and accrued interest the Principal Indebtedness outstanding as of the Cut-Off Date using the fixed interest rate described in paragraph 5(a)(2). The amortization term used to calculate the required monthly payment would equal to one hundred eighty (180)

     Months. Such monthly payment amount would be fixed for the balance of the term of this Note. If after the Cut-Off Date Maker, pursuant to paragraph 5(c) above, has the right to convert the accruing rate of interest hereunder and elects to convert the rate to the fixed rate option described in paragraph 5(a)(2) above, the required monthly payment would be recalculated based on the following:
                  (1) The interest rate would be calculated by adding two hundred (200) basis points to the Weekly TCM Yield (adjusted to the constant maturity which most closely approximates the then remaining term of this Note) in effect on that date which is thirty (30) days before the Interest Rate Conversion Date.
                  (2) The amortization term would be equal to one hundred eighty
         (180) months, less the actual number of Months (rounded to the nearest whole Month) elapsed between the Cut-Off Date and the Interest Rate Conversion Date.
                  (3) The principal balance of the Loan used to calculate the monthly payment amount would be the outstanding Principal Indebtedness as of the Interest Rate Conversion Date.
              (c) If at the Cut-Off Date Maker selects the adjustable rate option described in paragraph 5(a)(3) above, Maker's monthly payment obligation to Payee would be set exactly as described in paragraph 6(b) above. However, on the Interest Rate Adjustment Date (described in paragraph 5(a)(3)(B) above), the required monthly payment of principal and accrued interest shall be recalculated and set at an amount sufficient to amortize fully in substantially equal installments of principal and accrued interest over an amortization term of one hundred twenty (120) Months the Principal Indebtedness outstanding as of such Interest Rate Adjustment Date. Such monthly payment amount would be fixed for the balance of the term of this Note. If after the Cut-Off Date Maker, pursuant to paragraph 5(c) above, has the right to convert the accruing rate of interest hereunder and elects to convert the rate to the adjustable rate option described in paragraph 5(a)(3) above, the required monthly payment would be recalculated based on the following:
                  (1) If the Interest Rate Conversion Date is before the fifth anniversary of this Note, the required monthly payment amount would be calculated using the factors described in paragraph 6(b)(1), (2) and
         (3) above. When the interest rate adjusts effective as of the fifth anniversary of this Note (as provided in paragraph 5(a)(3)(B) above), the required monthly payment of principal and accrued interest would adjust as described above in this paragraph 6(c).
                  (2) If the Interest Rate Conversion Date is on or after the fifth anniversary of this Note, the required monthly payment amount would be calculated using the factors described in paragraph 6(b)(1),
         (2) and (3) above. Such monthly payment amount would be fixed for the balance of the term of this Note. 7. Covenants Respecting Commencement of Permanent Financing Phase.
Maker  covenants with Payee that upon  commencement  of the Permanent  Financing
Phase:

              (a) There shall be no material default of any material term, covenant or condition contained in any of the Loan Documents or in any other promissory note or deed of trust executed by Maker in favor of Payee.
              (b) There shall be no material misstatement in any material representation or warranty made by Maker to Payee in any Loan Document, or in any material information submitted to Payee pursuant to the Loan Agreement.
              (c) Payee shall receive, at Maker's cost, a "date-down" endorsement to the lender's policy of title insurance issued to Payee at the closing of the Loan showing that the Deed of Trust continues to constitute a valid first and prior lien on the Property for the full amount of the then outstanding Principal Indebtedness. The date-down endorsement shall include an ALTA 100 Endorsement and an ALTA 116 Endorsement.
              (d) All materials and fixtures incorporated in or forming a part of the Improvements shall have been purchased so that the absolute ownership thereof shall become vested in Maker immediately upon delivery thereof to the Property.
              (e) Neither the Improvements nor any other part of the Property shall have been materially injured or damaged by any casualty or condemned or threatened with condemnation. In the event of such damage or condemnation, Payee shall have received insurance or condemnation proceeds sufficient in the judgment of Payee to effect the satisfactory restoration of the Improvements or any other affected part of the Property, and no other event shall have occurred which would adversely or materially affect the ability of Maker to operate the Improvements profitably.

              (f) Payee shall have been furnished with an affidavit of Maker as to whether Maker, or any of Maker's agents, have been served or threatened, either orally or in writing, with any notice that a lien may be claimed for amounts unpaid for labor performed or materials furnished by any person, firm or corporation furnishing materials or performing labor of any kind in the construction of the Improvements.
              (g) Payee shall have been furnished with satisfactory mechanic's lien waivers and receipts showing payment to all contractors, subcontractors, persons, firms or corporations furnishing materials or performing labor in the construction of the Improvements. Any cost overruns during the course of constructing the Improvements shall be borne solely by Maker.
              (h) Payee shall have received satisfactory evidence of the completion of the Improvements in accordance with the plans and specifications therefor, the approval of such completion by the local governmental authorities, and the approval of such completion by Payee's inspecting architect or engineer.
              (i) Payee shall have received such other certificates, assurances and opinions as Payee may reasonably require respecting the completion of the construction of the Improvements, including without limitation, a certificate of occupancy issued by West Valley City, Utah.
              (j) Maker shall have obtained, to Payee's reasonable satisfaction, insurance against loss or damage to the Property, the buildings, Improvements and fixtures thereon and all personalty used in connection with the Property by fire, vandalism, malicious mischief, and any risks covered by insurance of the type now known as "fire and extended coverage" in an amount not less than One Hundred Percent (100%) of the full replacement value thereof. Such insurance policy or policies shall contain a "Replacement Cost Endorsement" and shall name Payee as an additional insured.
              (k) Maker shall submit to Lender an update of the appraisal for the Improvements submitted to Lender in connection with the closing of the Loan signed by the appraiser in form and content acceptable to Lender. The update shall: (1) recertify the value of the completed Improvements; (2) substantiate the square footage of the completed Improvements; and (3) certify that the materials used in the construction of the Improvements conform to the original specifications described in the original appraisal.
              (l) Maker shall assign to Payee as additional security for the repayment of the Loan all of Maker's right, title and interest in and to Maker's management contract for the completed Improvements.
              (m) Payee shall have received to Payee's satisfaction such other information, items and assurances as Payee may reasonably request.
         8. Application of Payments. All payments on this Note shall, at the option of Payee, be applied first to the payment of accrued interest and after all such interest has been paid, any remainder shall be applied toward repayment of any additional advances then outstanding, and the balance, if any, toward the reduction of principal.
         9. Additional Payments. Maker further agrees to pay on demand any expenditures made by Payee in accordance with the Loan Documents, including, but not limited to, the payment of taxes, special assessments, insurance premiums, cost of completing the




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



Improvements, cost of maintenance and preservation of any of the Improvements, attorney fees and costs incurred in connection with any matter pertaining hereto or to the security pledged to secure the Principal Indebtedness or any portion thereof. At the election of Payee, all such expenditures may be added to the unpaid balance of this Note and become a part of and on a parity with Principal Indebtedness secured by the Loan Documents and shall accrue interest at the rate as may be computed from time to time in accordance with the terms of this Note.
         10. Incorporation of Loan Documents. The terms, conditions, covenants, provisions, stipulations and agreements of the Loan Documents are hereby made a part of this Note by reference to such documents in the same manner and with the same effect as if the Loan Documents were fully set forth herein. Maker hereby covenants and promises to abide by and comply with each and every covenant and condition set forth in this Note and the Loan Documents.
         11. Prepayment. Maker shall have the right to prepay all or a portion of the Principal Indebtedness owing on this Note at any time or times prior to the Maturity Date upon fifteen (15) days prior written notice to Payee. Maker shall not be required to pay a prepayment penalty during any period of time when the floating rate of interest described in paragraph 4(a) or 5(a)(1) above is in effect. However, in all other instances, unless the prepayment is made on an Interest Rate Adjustment Date, Maker may be charged a prepayment penalty based on the following formula:
                P (OTY - RTY) x T/12, where
              (a) "P" means principal prepaid, or the principal portion of the Loan prepaid on the date of prepayment.

              (b) "OTY" means original treasury yield, or the Weekly TCM Yield at the time the Loan was made, having a term most closely approximating the original term of this Note.
              (c) "RTY" means reinvestment treasury yield, or the most recently available Weekly TCM Yield at the date of prepayment, having a term most closely approximating the remaining term of this Note on the date of prepayment.
              (d) "T" means the remaining time, in Months, to the Maturity Date as of the date of prepayment. The prepayment penalty shall never be less than zero. Other than Maker's obligation to pay any minimum charge and prepayment penalty, Maker may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Payee in writing, relieve Maker of Maker's obligation to continue to make payments under the payment schedule. Rather, they will reduce the Principal Indebtedness and may result in Maker making fewer payments.
         12. Events of Default. The occurrence and continuance of any of the following shall constitute an Event of Default under this Note: (a) the failure of Maker to pay any sums herein specified when due; (b) the occurrence and continuance of an event of default under any of the Loan Documents; or (c) if Maker or any guarantor of the Loan shall: (1) apply for, or consent in writing to the appointment of a receiver or trustee of all or substantially all of its assets; (2) file a voluntary petition in bankruptcy or admit in writing an inability to pay debts as they become due; (3) make a general assignment for the benefit of creditors; (4) make and file a petition or an answer seeking a reorganization or an arrangement with creditors or take advantage of any insolvency law; (5) file an answer admitting the material allegations of a petition filed in bankruptcy, reorganization or insolvency proceedings; (6) dissolve or terminate existence, or become insolvent; or (7) be in default under any other promissory note, deed of trust, security agreement or loan agreement executed by Maker with respect to any other loan with Payee or any other obligation payable to Payee.
         13. Notice. Unless otherwise expressly provided by the terms of this Note, or any other Loan Document, if an Event of Default shall occur, Payee shall give written notice of such occurrence to Maker as follows:
              (a) Maker shall not be entitled to any notice regarding defaults with respect to regularly scheduled monthly payment of principal and accrued interest under this Note. However, in the event of any other monetary default, Maker shall have fifteen (15) days following receipt of written notice thereof from Payee in which to cure such default.
              (b) In the event of a nonmonetary default, Maker shall have fifteen (15) days after receipt of written notice thereof from Payee specifying the nonmonetary default in which to effect a cure. However, if the nonmonetary default cannot reasonably be corrected within such fifteen
     (15) day period, Maker shall have an additional thirty (30) days to remedy such nonmonetary default if Maker notifies Payee of the manner in which the nonmonetary default shall be cured, and if appropriate corrective action is instituted within the initial fifteen (15) day period and is diligently pursued thereafter.
         14. Remedies. Upon occurrence and continuance of an Event of Default, the remedies of Payee hereunder shall be governed by the following:




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



              (a) Payee, at Payee's election, may declare the entire unpaid Principal Indebtedness, together with all accrued and unpaid interest thereon, immediately due and payable. Any sum not so paid when due shall bear interest, from the date due, until paid, at a rate of interest equal to the then current Prime Rate plus five percent (5.0%), per annum.
              (b) In addition, there shall be due and payable all reasonable costs of collection or other costs incurred in the protection of the interests of Payee, including reasonable attorney fees and costs, incurred by Payee: (1) incident to the enforcement of the payment and performance obligations of Maker hereunder; or (2) incident to any litigation relating to or affecting the amount due under this Note or secured by any of the Loan Documents resulting from any action or participation in, or in any manner connected with, a case or proceeding involving Maker under Chapters 7, 11 or 13 of the Bankruptcy Code, or any successor statute thereto.
              (c) If Payee exercises the power of sale provisions contained in the Deed of Trust or initiates foreclosure proceedings, Maker shall pay all costs incurred and attorney fees and costs as provided in the Loan Documents.
              (d) The failure of Payee to exercise any right or remedy provided in this Note or in any of the Loan Documents upon the occurrence and continuance of an Event of Default shall not be taken or construed to be a waiver of any such right or remedy upon the happening of any subsequent Event of Default.
         15. Use of Undisbursed Loan Proceeds Upon Default. If during the Construction Phase Maker defaults under the terms of this Note or under the terms of any of the

Loan Documents and Payee has not then disbursed all of the Loan proceeds and holds a portion thereof, then at the election of Payee, all of such undisbursed funds or proceeds may forthwith be expended by Payee for the purpose of completing the Improvements to be constructed and for such purpose Maker hereby makes, constitutes, and appoints a duly authorized officer of Payee as Maker's true and lawful attorney-in-fact, coupled with an interest, to apply such undisbursed funds for disbursing such funds for the completion of the Improvements.
         16. Late Payments. If any payment to be paid by Maker under the terms of the Note is not received by Payee within fifteen (15) days after such installment is due, Maker shall pay to Payee a late fee charge equal to five percent (5.0%) of such late payment.
         17. Substitution of Security. Acceptance by Payee of additional security or guarantees for the performance of the terms and provisions herein contained shall not in any way affect the liability of Maker.
         18. Governing Laws. This Note is to be construed in accordance with the laws of the State of Utah.
         19. Notice. All notices and other communications under this Note shall be sufficiently given and shall be deemed given on the fifth day following the day on which the same have been mailed by registered or certified mail, postage prepaid, addressed as follows:

         If to Maker, to:  Dick Simon Trucking, Inc.
                           4646 South 500 West
                           Salt Lake City, Utah  84123
                Attn: Mr. Alban B. Lang, Chief Financial Officer,
                                 Treasurer and Secretary

         If to Payee, to:  U.S. Bank of Utah
                           107 South Main Street
                           Salt Lake City, Utah  84111
                           Attn: Ms. Pauline Vosburgh
                                 Corporate Banking

Maker and Payee may, by notice given hereunder, designate any further or different address to which subsequent notices or other communications directed to them may be sent.
         20. General. In the event this Note is executed, endorsed, guaranteed or assumed by more than one person or corporation, all of the parties shall be jointly and severally liable and do hereby waive presentment, demand, protest and notice of nonpayment and of protest, and agree that any modifications of the terms of payment or extension of time of payments shall in no way impair their joint and several liability.


         DATED effective as of the date first above written.


                  DICK SIMON TRUCKING, INC., a Utah corporation


                           By:  /s/ Richard D. Simon, President
                                -------------------------------
                                RICHARD D. SIMON, President

                        EXHIBIT "A"

                   PROPERTY DESCRIPTION



         The following  described  real property is located in Salt Lake County,
Utah:


     Part of the North half of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet from the North quarter corner of said Section 24, to a point on the Southline of the 2100 South Freeway Right-of-Way line and running thence North
     89(degree)53'03" East 330.72 feet along said South line; thence South 0(degree)05'53" West 586.45 feet; thence North 89(degree)49'59" East 330.87 feet; thence South 0(degree)05'04" West 1998.47 feet to the East- West center of section line; thence South 89(degree)40'47" West 1263.69 feet along said East-West center of Section line; thence North 0(degree)06'42" East 1532.08 feet to the South line of the Gates Rubber Company property; thence North 89(degree)40'44" East 535.00 feet along said South line to the Southeast corner of the Gates Rubber Company property; thence North 0(degree)06'42" East 1050.00 feet along the East line of the Gates Rubber Company property to the South line of the 2100 South Frontage Road; thence North 85(degree)26'00" East 66.22 feet along said South line to the point of beginning.

     Excluding from the above-described property all the property formerly known as Lots 25, 26 and 27, Block 5, Town of El Dorado Plat "A", together with one-half (1/2) the vacated street and alleys abutting said lots.

     Also excepting therefrom the following:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, South 85(degree)26'00" West 66.22 feet, South 0(degree)06'42" West 1050.00 feet and South 89(degree)40'44"; West 445.00 feet from the North quarter corner of said Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian; said point also lies on the South line of the Gates Rubber Company property and running thence South 0(degree)06'42" West 60.00 feet; thence South 89(degree)40'44" West 90.00 feet; thence North 0(degree)06'42" East 60.00 feet to the Southwest corner of the Gates Rubber Company property; thence North 89(degree)40'44" East 90.00 feet along the South line of the Gates Rubber Company property to the point of beginning.

     Also excepting therefrom the following:

     Part of the Northeast quarter of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian, described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, North 89(degree)53'03" East 330.72 feet and South 0(degree)05'53" West
     586.45 feet from the North quarter corner of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian (said point lies on an East line of the property conveyed to RICHARD D. SIMON in the certain Special Warranty Deed recorded June 14, 1994, as Entry No. 5849753, in Book 6961, at page 1889 of the official records); and running thence North 89(degree)49'59" East 330.87 feet along a North line of said RICHARD D.
     SIMON property; thence South 0(degree)05'04" West 263.31 feet along the East of said RICHARD D. SIMON property; thence South 89(degree)49'59" West
     330.93 feet; thence North 0(degree)05'53" East 263.31 feet to the point of beginning.

     Tax I.D. No. 14-24-201-003-0000.

                    U.S. BANK OF UTAH,
                          Lender

                            and

                DICK SIMON TRUCKING, INC.,
                         Borrower


                      LOAN AGREEMENT


                       May 23, 1996

                     TABLE OF CONTENTS


                                                       Page

ARTICLE I: DEFINITIONS..................................  1

     "Access Laws"......................................  1
      -----------
     "Application for Disbursements"....................  2
      -----------------------------
     "Appraisal"........................................  2
      ---------
     "Architects".......................................  2
      ----------
     "Budget"...........................................  2
      ------
     "Construction and Related Contracts"...............  2
      ----------------------------------
     "Construction Phase"...............................  3
      ------------------
     "Construction Representative"......................  3
      ---------------------------
     "Contractor".......................................  3
      ----------
     "Cut-Off Date".....................................  3
      ------------
     "Deed of Trust"....................................  3
      -------------
     "Default Interest Rate"............................  3
      ---------------------
     "Event of Default".................................  4
      ----------------
     "Guarantor"........................................  4
      ---------
     "Guaranty".........................................  4
      --------
     "Improvements".....................................  4
      ------------
     "Interest Rate Adjustment Date"....................  4
      -----------------------------
     "Interest Rate Conversion Date"....................  4
      -----------------------------
     "Loan".............................................  4
      ----
     "Loan Documents"...................................  4
      --------------
     "Maturity Date"....................................  5
      -------------
     "Month"............................................  5
      -----
     "Nonconstruction Related Costs"....................  5
      -----------------------------
     "Note".............................................  5
      ----
     "Payment Period"...................................  5
      --------------
     "Permanent Financing Phase"........................  5
      -------------------------
     "Permitted Encumbrances"...........................  5
      ----------------------
     "Plans and Specifications".........................  6
      ------------------------
     "Principal Indebtedness"...........................  6
      ----------------------
     "Prime Rate".......................................  6
      ----------
     "Property".........................................  6
      --------
     "Security Agreement"...............................  6
      ------------------
     "Weekly TCM Yield".................................  6
      ----------------

ARTICLE II: REPRESENTATIONS AND WARRANTIES..............  7
            ------------------------------

     2.1 Pending Litigation.............................  7
         ------------------
     2.2 Title to Property..............................  7
         -----------------
     2.3 Authority of Borrower..........................  7
         ---------------------
     2.4 Mechanic's Liens...............................  7
         ----------------
     2.5 Taxes and Assessments..........................  8
         ---------------------
     2.6 Zoning.........................................  8
         ------
     2.7 Financial Statements...........................  8
         --------------------
     2.8 Utility Service................................  8
         ---------------
     2.9 Licenses and Permits...........................  9
         --------------------
     2.10 Defaults and Violations.......................  9
          -----------------------
     2.11 No Conflicting Agreement......................  9
          ------------------------
     2.12 Construction and Related Contracts............  9
          ----------------------------------

ARTICLE III: AMOUNT AND TERMS OF LOAN................... 10

     3.1 Principal Amount of the Loan................... 10
     3.2 Phases......................................... 10
     3.3 Interest Accruals, Payments During Construction Phase 10
     3.4 Interest Accruals During Permanent Financing Phase 11
     3.5 Payments of Principal and Accrued Interest During Permanent Financing
         Phase.......................................... 13
     3.6 Loan Fees...................................... 16
     3.7 The Security................................... 16
     3.8 Disbursements for Construction Costs........... 17
     3.9 Disbursement of Loan Proceeds for Payment of Interest During Construc-
         tion Phase..................................... 18
     3.10 Late Fee Charges.............................. 20
     3.11 Prepayment.................................... 20

ARTICLE ICONDITIONS PRECEDENT TO DISBURSEMENTS UNDER
         THE LOAN....................................... 20

     4.1  Conditions Precedent to Initial Disbursement.. 20
     4.2  Conditions Precedent to Additional Disbursements During Construction
         Phase.......................................... 25

ARTICLE V: COVENANTS.................................... 28

     5.1 Covenants Respecting Commencement of Permanent Financing Phase 28
     5.2 General Covenants.............................. 31

ARTICLE VPROCEDURE FOR DISBURSEMENT OF LOAN PROCEEDS.... 38

     6.1  Application for Disbursements................. 38
     6.2  Supporting Documents.......................... 39
     6.3  Disbursement.................................. 39
     6.4 Retainage...................................... 40
     6.5 Final Disbursements............................ 41
     6.6 Cessation of Disbursement...................... 42
     6.7 Payments to Lender............................. 43

ARTICLE VII:  EVENTS OF DEFAULT; REMEDIES............... 43
              ---------------------------

     7.1  Events of Default............................. 43
     7.2  Notice........................................ 48
     7.3  Remedies...................................... 49
     7.4 Completion by Lender........................... 50
     7.5 No Remedy Exclusive............................ 52

ARTICLE VIII: ADDITIONAL ADVANCES....................... 52

ARTICLE IX: MISCELLANEOUS............................... 53

     9.1 Non-Waiver..................................... 53
     9.2 Derivative Rights.............................. 53
     9.3 Amendments..................................... 53
     9.4 Binding Effect................................. 53
     9.5 Waivers........................................ 53
     9.6 Survival....................................... 54
     9.7 Assignment..................................... 54
     9.8 Sign........................................... 54
     9.9 Notices........................................ 55
     9.10 Indemnification............................... 55
     9.11 Severability.................................. 55
     9.12 Actions....................................... 56
     9.13 Participation................................. 56
     9.14 No Partnership................................ 56
     9.15 Interpretation................................ 56
     9.16 Governing Law................................. 57
     9.17 Conflicts..................................... 57
     9.18 Commissions................................... 57
     9.19 Counterparts.................................. 57
     9.20 Attorney Fees................................. 57

LIST OF EXHIBITS

     Exhibit "A" Application for Disbursements
     Exhibit "B" Permitted Encumbrances
     Exhibit "C" Property Description

                      LOAN AGREEMENT


         THIS LOAN AGREEMENT ("Agreement") is made and entered into effective as of the 23rd day of May, 1996, by and between U.S. BANK OF UTAH, a Utah state banking corporation ("Lender"), and DICK SIMON TRUCKING, INC., a Utah corporation ("Borrower").

                     R E C I T A L S:

     A. Borrower is the owner of certain real property located in Salt Lake County, Utah on which Borrower desires to construct a truck terminal and office complex, parking and other related facilities and improvements.
     B. Borrower has applied to Lender for a loan for such improvements in the principal amount of TEN MILLION DOLLARS ($10,000,000.00).
     C. In full reliance upon the representations made by Borrower in this Agreement and the Loan Documents (as defined in Article I of this Agreement), Lender is willing to make the loan to Borrower upon the terms, covenants and conditions contained in this Agreement and in the Loan Documents.
         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained in this Agreement, Borrower and Lender mutually agree as follows:

                         ARTICLE I
                        DEFINITIONS

         Unless the context clearly indicates otherwise, certain terms used in this Agreement shall have the meanings set forth below:
         "Access Laws" shall mean, collectively, the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, and any other federal, state or local laws or ordinances related to disabled access; or any statute, rule, regulation, ordinance, order of governmental bodies and regulatory agencies, or order or decree of any court adopted or enacted with respect thereto, as now existing or hereafter amended or adopted.
         "Application for Disbursements" shall mean the written form or forms, required and approved by Lender, including, without limitation, the US Draw Sheet, and AIA Forms G702 and G703, by which Borrower may request Lender to make disbursements of Loan proceeds to pay for work performed and materials purchased in connection with the construction of the Improvements on the Property (copies of the approved forms are attached to and incorporated by reference in this Agreement as Exhibit "A").
         "Appraisal" shall mean the MAI/SRPA Appraisal relating to the Property and the Improvements to be obtained by Lender pursuant to Section 4.1(c) of this Agreement.
         "Architects" shall mean John Wilhite and Valentiner Crane Brunjes Onyon Architects, P.C., Borrower's project architects or supervising engineers.
         "Budget" shall mean the approved detailed cost breakdown and budget of the overall cost of the Improvements and the use of the Loan proceeds submitted by Borrower to Lender as more particularly described in Section 4.1(b) of this Agreement.
         "Construction and Related Contracts" shall mean: (a) the Construction Agreement entered into between Borrower and the Contractor for the construction of the Improvements; (b) the Architect's Agreements entered into between Borrower and the Architects relating to the design and specifications for the Improvements; and (c) all engineering and other contracts to which Borrower is a party relating to the design or construction of the Improvements on the Property.

         "Construction Phase" shall mean that portion of the Loan term during which the Improvements are constructed.
         "Construction Representative" shall mean the independent architect or engineer employed or retained by Lender, who, pursuant to Section 5.2(d) of this Agreement, may, from time to time during the course of construction, review the Plans and Specifications, make compliance inspections and render construction progress reports to Lender.
         "Contractor" shall mean Furst Construction Company, Inc., Borrower's project general contractor or construction manager.
         "Cut-Off Date" shall mean the date on which the Construction Phase ends and the Permanent Financing Phase begins. The Cut-Off Date shall be the date of issuance of a certificate of occupancy for the completed Improvements by the appropriate governmental agency. The projected Cut-Off Date is twelve (12) Months from the date of this Agreement. However, in no event shall the Cut-Off Date be later than May 23, 1997, whether or not a certificate of occupancy is issued prior to said date.
         "Deed of Trust" shall mean the Deed of Trust and Security Agreement, dated the same date as this Agreement, executed by the Borrower, as trustor, in favor of Lender, as beneficiary, encumbering the Property, and, subject only to the Permitted Encumbrances, constituting a valid first lien encumbrance upon the Property, and encumbering the Improvements and all fixtures and building materials, whether stored on or off the Property.
         "Default Interest Rate" shall mean the Prime Rate, plus five percent (5.0%), per annum, calculated on the basis of a three hundred sixty (360) day year.

         "Event of Default" shall mean the occurrence and continuance of any of the events listed in Section 7.1 of this Agreement.
         "Guarantor" shall mean Simon Transportation Services, Inc., a Nevada corporation.
         "Guaranty" shall mean the Guaranty executed by the Guarantor in favor of Lender by which the Guarantor guarantees the payment and performance of all of Borrower's obligations under the Loan.
         "Improvements" shall mean the truck terminal and office complex, parking and other related facilities and improvements that Borrower intends to construct on the Property with the proceeds of the Loan.
         "Interest Rate Adjustment Date" means the day on which, pursuant to the terms of the Note, the effective accruing rate of interest under the Note adjusts.
         "Interest Rate Conversion Date" means the day on which the effective accruing rate of interest under the Note, at Maker's election, is converted from a floating rate of interest to either a fixed rate of interest or an adjustable rate of interest as described in Section 3.4(c) of this Agreement.
         "Loan" shall mean the financing to be advanced by Lender to Borrower pursuant to the terms of this Agreement in the maximum principal amount of TEN MILLION DOLLARS ($10,000,000.00).
         "Loan Documents" shall mean the following documents executed in conjunction with and supporting this Agreement: the Deed of Trust; the Note; the Assignments of Plans and Specifications and Rights Under Architectural Contract; the Assignment of Construction

Contract; the Security Agreement; Uniform Commercial Code Financing Statements; the Guaranty; and any other documents between Lender and Borrower evidencing or securing the Loan. (All of the Loan Documents are incorporated herein by reference.)
         "Maturity Date" means May 25, 2004.
         "Month" means a calendar month.
         "Nonconstruction Related Costs" shall mean those costs and expenses shown on the Budget which are not payable for construction supplies, materials and equipment but which are a necessary and related expense incurred by Borrower in connection with the construction of the Improvements, including without limitation, Borrower's reasonable expenditures for Loan fees, interest, overhead, legal fees, title fees and premiums, insurance premiums and closing costs associated with the Loan.
         "Note"shall mean the Promissory Note, dated the same date as this Agreement, in the original principal amount of the Loan, executed by Borrower, as maker, and payable to the order of Lender, as payee.
         "Payment Period" means the fifth day of a Month through and including the fourth day of the next succeeding Month.
         "Permanent Financing Phase" shall mean that portion of the Loan term commencing on the Cut-Off Date during which Borrower repays the outstanding Principal Indebtedness to Lender.
         "Permitted  Encumbrances"  shall mean  those  liens,  encumbrances  and matters affecting the Property listed on Exhibit "B" attached to and incorporated by reference in this Agreement.

         "Plans and Specifications" shall mean the plans and specifications for all or any portion of the Improvements, prepared by the Architects and approved by Borrower and Lender.
         "Principal Indebtedness" shall mean the outstanding principal amount of the Loan, together with all Additional Advances made with respect to the Loan, if any, and all additional payments provided for in the Loan Documents.
         "Prime Rate" shall mean that certain rate of interest regularly and periodically published or generally announced by United States National Bank of Oregon as its "Prime Rate." The Prime Rate is the rate of interest that Lender from time to time establishes as its prime rate and is not necessarily the lowest rate of interest which Lender collects from any borrower or class of borrowers.
         "Property" shall mean that certain real property owned or being acquired by Borrower and situate in Salt Lake County, Utah, as more particularly described on Exhibit "C" attached to and incorporated by reference in this Agreement.
         "Security Agreement" shall mean the Security Agreement, dated the same date as this Agreement, executed by Borrower, as debtor, in favor of Lender, as secured party, and granting a security interest to Lender in all equipment, machinery, appliances, floor coverings, furnishings, window coverings and fixtures owned or to be owned by Borrower and to be used in connection with the operation of the completed Improvements. However, the personal property subject to the security interests granted by the Security Agreement does not include Borrower's office equipment, trucks, trailers and other titled vehicles and equipment.
         "Weekly TCM Yield" means the Weekly Treasury Constant Maturity (TCM) yield, as published from time to time, by the Federal Reserve Bank of New York (publication H.15).

For purposes of this Agreement and the Note, interpolation to the nearest Month of the Weekly TCM Yield will be used for those maturities not published by the Federal Reserve Bank of New York.

                         ARTICLE II
               REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants to Lender as follows:
         2.1 Pending Litigation. There is no action, suit or proceeding pending, including without limitation, condemnation proceedings, or, to the best of Borrower's knowledge, threatened, against or affecting Borrower or the Property, in any court of law or equity, or before any governmental or quasi-governmental instrumentality, whether federal, state, county or municipal which may result in any material adverse change in the business prospects, profits or condition of Borrower.
         2.2 Title to Property. Borrower has or concurrently with the execution of this Agreement shall acquire good and marketable fee simple title in and to the Property. Borrower has not conveyed or encumbered the Property, and except for the Permitted Encumbrances, the Property is free and clear of all liens and encumbrances.
         2.3 Authority of Borrower. Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Utah. Borrower possesses all requisite power and authority to enter into this Agreement, to borrow money as contemplated hereby and to carry out the terms, covenants and conditions of the Loan Documents.
         2.4 Mechanic's Liens. There are no delinquent claims for labor, architectural drawings, surveys, engineering plans, materials, supplies or other services furnished upon the

Property or the Improvements being constructed and to be constructed thereon, and no notice of commencement or claim of lien affecting the Property or the Improvements has been filed in Salt Lake County, Utah.
         2.5 Taxes and Assessments. No taxes, assessments or other governmental charges upon the Property are delinquent. The same shall be paid prior to becoming delinquent. However, Borrower shall have the right to contest the same diligently and in good faith so long as the Property does not thereby risk being forfeited by tax sale, foreclosure upon a tax lien or otherwise.
         2.6 Zoning. The construction of the Improvements and the proposed uses thereof shall be conducted so as to comply, in all material respects, with all applicable zoning, environmental protection, use and building codes, laws, regulations and ordinances. Borrower has no knowledge of any violations concerning the Property, the Improvements or the construction thereof of any laws, ordinances, codes, requirements or orders of any governmental instrumentality having jurisdiction over the Property.
         2.7 Financial Statements. Any and all financial statements previously delivered to Lender by Borrower, except as may be disclosed in the notes thereto, accurately represent the financial condition of Borrower and reflect accurately the assets and properties of Borrower. No material adverse change has occurred in the financial condition of Borrower as reflected in the financial statements since the dates thereof.
         2.8 Utility Service. All utility services and facilities necessary for the construction and use of the Improvements, including, but not limited to, water supply, sanitary sewer facilities, electrical and telephone facilities (including easements therefor) are or will be available at the boundaries of the Property so as not to impede construction and use of the constructed Improvements because of a lack thereof.
         2.9 Licenses and Permits. All necessary licenses and permits required for the construction of the Improvements, including, without limitation, a building permit, have been obtained.
         2.10 Defaults and Violations. Borrower is not in default or in violation with respect to any final judgment, writ, injunction, decree or regulation of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which has jurisdiction over the property of Borrower.
         2.11 No Conflicting Agreement. Neither the execution and delivery of any of the Loan Documents by Borrower, nor the compliance by Borrower with the terms, covenants and conditions of the Loan Documents will conflict with, or constitute a default under any agreement or other instrument to which Borrower is bound or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon the Property.
         2.12 Construction and Related Contracts. Except as disclosed to Lender, the Construction and Related Contracts have not been amended, modified or terminated and are in full force and effect. Borrower is not in default in the observance or performance of any of Borrower's obligations under the Construction and Related Contracts. In addition, Borrower has done all things required to be done as of the date of this Agreement to keep unimpaired the rights of Borrower under the Construction and Related Contracts.

                        ARTICLE III
                 AMOUNT AND TERMS OF LOAN

         3.1 Principal Amount of the Loan. The original principal amount of the Loan shall be TEN MILLION DOLLARS ($10,000,000.00).
         3.2 Phases. For purposes hereof, the term of the Loan shall be divided into two (2) separate, distinct phases, the Construction Phase and the Permanent Financing Phase. During the Construction Phase, Loan proceeds shall be periodically disbursed for the purpose of constructing the Improvements on the Property. During the Permanent Financing Phase, Borrower shall repay to Lender the funds advanced during the Construction Phase. Borrower shall not be entitled to any disbursements of Loan proceeds during the Permanent Financing Phase.
         3.3 Interest Accruals, Payments During Construction Phase. During the Construction Phase of the Loan, interest shall accrue on the outstanding Principal Indebtedness and Borrower shall make payments to Lender as follows:
              (a) Interest Rate During Construction Phase. The outstanding balance of the Principal Indebtedness, as disbursed from time to time during the course of construction of the Improvements, shall bear interest from the date of each disbursement at a floating rate of interest which shall be calculated by subtracting from the amount of the Prime Rate one percent (1.0%) per annum, which interest shall be calculated based on a year consisting of three hundred sixty (360) days. The applicable total annual interest rate, as computed in accordance with the foregoing, shall be adjusted with each change in the Prime Rate. Such rate shall be fixed for the entire Construction Phase.

              (b) Interest Payment Dates. Accrued interest, computed in accordance with the foregoing, shall be due and payable on the fifth day of each Month until the Cut-Off Date, whereupon all accrued and unpaid interest on the outstanding Principal Indebtedness shall be due and payable in full.
              (c) Payment of Interest. During the Construction Phase, to the extent there are Loan proceeds available pursuant to the terms of this Agreement, accrued interest shall be paid by disbursement of Loan proceeds as provided in Section 3.8 below. Otherwise, Borrower shall pay the accrued interest to Lender without benefit of the Loan proceeds on each interest payment date.
         3.4 Interest Accruals During Permanent Financing Phase. During the Permanent Financing Phase of the term of the Loan, interest shall accrue on the outstanding Principal Indebtedness as follows:
              (a) Interest Rate Options. Borrower shall select an interest rate from among the following interest rate options which rate of interest shall take effect as of the Cut-Off Date:
                  (1) Interest may continue to accrue at the floating rate described in Section 3.3(a) above.
                  (2) Interest may accrue at a fixed rate of interest for the balance of the term of the Loan. The rate would be calculated by adding two hundred (200) basis points to the Weekly TCM Yield (adjusted to a constant maturity of seven years) in effect on that date which is thirty (30) days before the Cut-Off Date.

                  (3) Interest may accrue at an adjustable rate of interest in accordance with the following:
                       (A) From and  after  the  Cut-Off  Date  until  the fifth
              anniversary  of the Note,  the rate would be equal to two  hundred
              (200) basis points above the Weekly TCM Yield (adjusted to a constant maturity of four years) in effect on that date which is thirty (30) days before the Cut-Off Date.
                       (B) Under this interest rate option, the fifth anniversary of the Note would be an Interest Rate Adjustment Date. On such date the effective accruing rate of interest would adjust to a rate equal to two hundred (200) basis points above the Weekly TCM Yield (adjusted to a constant maturity of three years) in effect on that date which is thirty (30) days before such Interest Rate Adjustment Date. Such rate would remain in effect until the Maturity Date. (b) Selection of Interest Rate by Borrower. Borrower must notify
     Lender in writing of Borrower's  interest  rate  selection at least fifteen
     (15) working days prior to the Cut-Off Date. If Borrower does not timely notify Lender of Borrower's interest rate selection, Borrower shall be deemed to have selected the floating rate option described in Section 3.4(a)(1) above.
              (c) Conversion of Interest Rate. In the event Borrower selects, or is deemed to have selected the floating interest rate option, Borrower shall have the one-time right to convert the accruing rate of interest to either of the fixed rate or adjustable rate options described in Section 3.4(a)(2) or (3) above. Borrower must notify Lender in writing of Borrower's election to convert the interest rate and identify the interest rate option selected. The Interest Rate Conversion Date shall be the first day of the next succeeding Payment Period and such interest rate option shall remain in effect until the Maturity Date.
         3.5 Payments of Principal and Accrued Interest During Permanent Financing Phase. During the Permanent Financing Phase, installments of principal and accrued interest on the unpaid Principal Indebtedness shall be due and payable monthly, commencing on the fifth day of the first Month following the Cut-Off Date and continuing on the same day of each Month thereafter until the Maturity Date whereupon the entire outstanding Principal Indebtedness, together with all accrued and unpaid interest thereon, if not sooner paid, shall be due and payable in full.
              (a) Payments under Floating Rate Option. If at the Cut-Off Date Borrower selects, or is deemed to have selected, the floating rate option described in Section 3.4(a)(1) above, Borrower's monthly payment obligation to Lender shall consist of: (1) the accrued interest for the preceding Payment Period; and (2) the unpaid Principal Indebtedness as of the Cut-Off Date multiplied by a fraction, the numerator of which is one, and the denominator of which is one hundred eighty.
              (b) Payments under Fixed Rate Option. If at the Cut-Off Date Borrower selects the fixed rate option described in Section 3.4(a)(2) above, Borrower's monthly payment obligation to Lender would be set at an amount sufficient to amortize fully in substantially equal monthly installments of principal and accrued interest the

     Principal Indebtedness outstanding as of the Cut-Off Date using the fixed interest rate described in Section 3.4(a)(2). The amortization term used to calculate the required monthly payment would equal to one hundred eighty
     (180) Months. Such monthly payment amount would be fixed for the balance of the term of the Loan. If after the Cut-Off Date Borrower, pursuant to
     Section 3.4(c) above, has the right to convert the accruing rate of interest hereunder and elects to convert the rate to the fixed rate option described in Section 3.4(a)(2) above, the required monthly payment would be recalculated based on the following:
                  (1) The interest rate would be calculated by adding two hundred (200) basis points to the Weekly TCM Yield (adjusted to the constant maturity which most closely approximates the then remaining term of the Note) in effect on that date which is thirty (30) days before the Interest Rate Conversion Date.
                  (2) The amortization term would be equal to one hundred eighty
         (180) Months, less the actual number of Months (rounded to the nearest whole Month) elapsed between the Cut-Off Date and the Interest Rate Conversion Date.
                  (3) The principal balance of the Loan used to calculate the monthly payment amount would be the outstanding Principal Indebtedness as of the Interest Rate Conversion Date.
              (c) Payments under Adjustable Rate Option. If at the Cut-Off Date Borrower selects the adjustable rate option described in Section 3.4(a)(3) above,

     Borrower's monthly payment obligation to Lender would be set exactly as described in Section 3.5(b) above. However, on the Interest Rate Adjustment Date (described in Section 3.4(a)(3)(B) above), the required monthly payment of principal and accrued interest shall be recalculated and set at an amount sufficient to amortize fully in substantially equal installments of principal and accrued interest over an amortization term of one hundred twenty (120) Months the Principal Indebtedness outstanding as of such Interest Rate Adjustment Date. Such monthly payment amount would be fixed for the balance of the term of the Loan. If after the Cut-Off Date Borrower, pursuant to Section 3.4(c) above, has the right to convert the accruing rate of interest hereunder and elects to convert the rate to the adjustable rate option described in Section 3.4(a)(3) above, the required monthly payment would be recalculated based on the following:
                  (1) If the Interest Rate Conversion Date is before the fifth anniversary of the Note, the required monthly payment amount would be calculated using the factors described in Section 3.5(b)(1), (2) and
         (3) above. When the interest rate adjusts effective as of the fifth anniversary of the Note (as provided in Section 3.4(a)(3)(B) above), the required monthly payment of principal and accrued interest would adjust as described above in this Section 3.5(c).
                  (2) If the Interest Rate Conversion Date is on or after the fifth anniversary of the Note, the required monthly payment amount would be calculated using the factors described in Section 3.5(b)(1),
         (2) and (3) above.

         Such monthly payment amount would be fixed for the balance of the term of the Loan.
         3.6 Loan Fees. Borrower shall pay to Lender a Loan initiation fee in the amount of SIXTY-TWO THOUSAND FIVE HUNDRED DOLLARS ($62,500.00) upon execution of this Agreement.
         3.7 The Security. The Loan, as evidenced by the Note, shall be secured as follows:
              (a) Deed of Trust. The Note shall be secured by the Deed of Trust in form and content satisfactory to Lender. The Deed of Trust shall be executed and acknowledged by Borrower, as trustor, and shall constitute:
     (a) a first and prior lien and encumbrance upon the Property, subject only to the Permitted Encumbrances; and (2) an encumbrance upon the Improvements and all fixtures and building materials, whether stored on or off the Property.
              (b) Assignment of Construction and Related Contracts. The Note shall be secured by separate assignments of the Construction and Related Contracts in form and content satisfactory to Lender.
              (c) Consent of Architect and Contractor. Borrower shall procure, to Lender's satisfaction, an agreement or declaration from the Architects and the Contractor that, in the event of Borrower's default under the Loan Documents and upon receipt of assurance from Lender that the payments required to be made under the Construction and Related Contracts will be made by Lender, the Architects and the Contractor will complete the construction of the Improvements in accordance with the

     Plans and Specifications, cost estimates and budgets previously submitted to and approved by Borrower and Lender, and will recognize Lender as a substitute for Borrower under the Construction and Related Contracts.
              (d) Security Agreement. The Note shall also be secured by the Security Agreement, in form and content satisfactory to Lender, executed by Borrower and granting a first and prior position security interest in the collateral described in the Security Agreement.
              (e) Guaranty. The Note shall be guaranteed by the Guaranty, in form and content satisfactory to Lender, executed by the Guarantor in favor of Lender.
              (f) Assignment of Loan Proceeds. As additional security for the payment of the Note, Borrower hereby assigns and pledges to Lender all of Borrower's right, title and interest in and to the proceeds of the Loan to secure any and all of Borrower's obligations under the Loan Documents, subject only to Borrower's right to have the funds disbursed in accordance with the terms, covenants and conditions of this Agreement.
              (g) Additional Security Agreements. Borrower shall execute and deliver to Lender such additional security agreements and financing statements with respect to the Property and the Improvements as may reasonably be requested by Lender, all in form and content satisfactory to Lender, as additional security for the Loan.
         3.8 Disbursements for Construction Costs. Except as otherwise provided herein, disbursements of the Loan proceeds shall be made on the basis of the value of work in place, and for which the Contractor has received an invoice from a subcontractor or supplier, as determined by Lender or, with respect to Nonconstruction Related Costs, as provided in the Budget. Lender shall have no obligation to make disbursements for the cost of materials not permanently in place, whether stored on or off the Property, unless all materials, supplies or equipment that are stored on the Property awaiting installation are either adequately insured to Lender's satisfaction against casualty, theft or other losses, or Borrower, to Lender's satisfaction, is insured with respect to the same. All such stored materials, supplies or chattels must be incorporated into the Improvements within thirty (30) days after delivery to the Property. In addition, unless otherwise agreed by Lender, Lender's obligations to make disbursements for Nonconstruction Related Costs shall be based solely on the schedule shown on the Budget.
         3.9 Disbursement of Loan Proceeds for Payment of Interest During Construction Phase. During the Construction Phase, accrued interest on the unpaid Principal Indebtedness shall be paid in accordance with the following:
              (a) Payment Through Disbursement of Loan Proceeds. From and after the initial disbursement of Loan proceeds, accrued interest on the outstanding Principal Indebtedness shall be paid on a monthly basis. Lender shall determine monthly the amount of accrued interest on the Loan, computed in the manner provided in Section 3.3(a) of this Agreement, and shall disburse to Lender on the date due from the available proceeds of the Loan an amount equal to the accrued interest from the preceding Month on the Loan.
              (b) When Lender May Refuse to Disburse Loan Proceeds to Pay Interest. Lender shall disburse to Lender from the available proceeds of the Loan the
     accrued interest on the Loan as provided in Section 3.9(a) above until the interest reserve (as shown on the Budget) is totally depleted. However, Lender may, in Lender's sole discretion, refuse to disburse such interest on the Loan at such time and so long as any of the following conditions exists:
                  (1) An Event of Default shall have occurred and be continuing;
                  (2) Disbursements shall have been suspended or halted by Lender for any valid reason as provided herein;
                  (3) There are insufficient proceeds remaining from the Loan to pay projected construction costs and interest accruals on the Loan for the remainder of the term of the Construction Phase as estimated by Lender; or
                  (4) The construction of the Improvements shall not have been completed by the Cut-Off Date.
     If Lender elects not to disburse interest for any of the foregoing reasons, Lender shall so notify Borrower in writing. Upon receipt of such notice, Borrower shall be obligated to pay accrued interest on the Loan to Lender, without the use of the Loan proceeds, in the manner and at the times provided in the Note.
              (c) Depletion of Interest Reserve. When the interest reserve (as shown on the Budget) has been totally depleted, Lender shall so notify Borrower in writing. Thereafter, Borrower shall be obligated to pay accrued interest on the Loan to Lender, without use of the Loan proceeds, in the manner and at the times provided in the Note.

         3.10 Late Fee Charges. If any payment required by this Agreement is not paid when due, Borrower shall pay to Lender a late fee charge as specified in the Note.
         3.11 Prepayment. If Borrower elects to pay all or any portion of the Principal Indebtedness before it is due, Borrower may be required to pay a prepayment fee to Lender calculated in accordance with and on the terms described in the Note.
                        ARTICLE IV
   CONDITIONS PRECEDENT TO DISBURSEMENTS UNDER THE LOAN

         4.1  Conditions  Precedent  to  Initial  Disbursement.   Prior  to  the
disbursement of any of the Loan proceeds to Borrower, and as a condition precedent to such initial disbursement under the Loan, all of the following conditions must be satisfied as determined by Lender, in Lender's sole discretion:
              (a) Authority of Borrower. Borrower and the Guarantor shall each deliver to Lender a certified copy of its articles of incorporation and bylaws, together with any and all amendments thereto. Borrower shall also provide Lender with: (1) a certificate of good standing relating to Borrower issued by the Utah Department of Commerce; and (2) a certified resolution authorizing Borrower to enter into the transactions contemplated by this Agreement. In addition, the Guarantor shall provide Lender with:
     (i) a certificate of good standing relating to the Guarantor issued by the Nevada Secretary of State; (ii) a certificate of qualification relating to the Guarantor issued by the Utah Department of Commerce; and (iii) a certified resolution authorizing the Guarantor to enter into the Guaranty and to guarantee the obligations of Borrower under this Agreement and the Loan Documents. Such resolutions shall designate and authorize the individual or individuals executing the Loan Documents in behalf of Borrower and the Guarantor to execute and deliver the same.
              (b) Budget. Borrower shall furnish the Budget to Lender, in form and content satisfactory to Lender. The Budget shall contain a detailed cost breakdown of the overall cost of the Improvements and use of the Loan proceeds, including, but not limited to, construction costs of the
     Improvements, both on-site and off-site, the cost of fixtures and equipment, Loan fees, land acquisition costs (if applicable), Nonconstruction Related Costs and such other matters as may be required by Lender. The Budget shall be signed and approved by Borrower.
              (c) Appraisal. Lender shall obtain the Appraisal, at Borrower's expense. The Appraisal must be dated no earlier than six (6) Months prior to the date of closing of the Loan and provide a value for the completed Improvements acceptable to Lender in an amount sufficient to maintain a maximum loan to value ratio of 75%.
              (d) Mortgagee Title Commitment. Borrower shall furnish to Lender, at the cost and expense of Borrower, a binding commitment on an A.L.T.A. form for a mortgagee's title insurance policy or construction binder in the maximum principal amount of the Loan, i.e., TEN MILLION DOLLARS ($10,000,000.00), issued by a title insurance company acceptable to Lender, insuring or committing to insure that the lien of the Deed of Trust shall constitute a valid first mortgage lien on and against the Property and all of the Improvements, subject only to the Permitted Encumbrances. In addition, the policy issued pursuant to such commitment or binder shall:
     (1) insure that the Property is free and clear of all liens, encumbrances and exceptions, except the

     Permitted Encumbrances; (2) set forth a complete and accurate description of the Property; (3) have attached thereto copies of all instruments which appear as exceptions to title in the commitment (if not previously delivered to Lender); and (4) contain such endorsements upon issuance as may be reasonably required by Lender, including without limitation, an ALTA Endorsements 102.5 (relating to the foundation now in place on the Property) and 111.5. Lender shall not be obligated to disburse any portion of the Loan proceeds until after the recordation of such documents as may be required by the commitment to permit the title company to insure the Deed of Trust in a manner consistent with the commitment. In addition, Lender must receive written confirmation thereof by endorsement or issuance of the policy to Lender.
              (e) Off-Site and On-Site Improvements. Borrower shall provide Lender with evidence that all off-site and on-site improvements, including but not limited to, water and sewer systems, natural gas, telephone systems and utility lines for electricity have been completed or will be available to the Property (including easements therefor) in such manner as to assure Lender that construction of the Improvements will not be impeded by a lack thereof.
              (f) Permits. Borrower shall provide Lender with a copy of the building permit and any other permits and business licenses as may be required by each applicable governmental authority.
              (g) Survey. Borrower shall deliver to Lender two (2) copies of an A.L.T.A. survey of the Property prepared by a professional land surveyor or engineer certified to Lender as such.

              (h) Zoning. Borrower shall provide Lender with evidence satisfactory to Lender that all Improvements and the proposed uses thereof conform in all respects with applicable zoning, use and building codes, laws, regulations, and ordinances, or that appropriate variances have been obtained.
              (i) Insurance. Borrower shall obtain, to Lender's reasonable satisfaction, the insurance policies covering the perils, with the limits and in the form described in the Deed of Trust.
              (j) Flood Insurance. If the Property is located in a special flood hazard area as identified by the Federal Insurance Administration, Borrower shall obtain federally subsidized flood insurance covering the risk of damage to the Improvements located or to be installed upon the Property caused by flooding in the total amount of the Loan or for the maximum amount of subsidized insurance available, whichever is less. In lieu of such flood insurance, Borrower shall submit to Lender evidence satisfactory to Lender that no part of the Property is, or will be, within an area designated as a flood hazard area by the Federal Insurance Administration.
              (k) Workmen's Compensation. Borrower shall cause the Contractor or all subcontractors performing work on the Improvements to deliver to Lender a certificate of workmen's compensation insurance, evidencing coverage against liability arising from claims of workmen with respect to and during the period of any work on or about the Property.
              (l) Plans and Specifications. Borrower shall furnish to Lender two (2) final sets of the approved Plans and Specifications.

              (m) Construction and Related Contracts. Borrower shall furnish to Lender copies of each of the executed Construction and Related Contracts.
              (n) Subcontractors. Borrower shall disclose to Lender in writing the names of all subcontractors, persons, firms and corporations with whom Borrower or the Contractor has contracted or intends to contract for the construction of the Improvements or the furnishing of labor or materials with respect thereto.
              (o) Construction Schedule. Borrower shall submit to Lender a schedule, reasonably acceptable to Lender, which shall specify the time for the completion of the construction of the Improvements.
              (p) Environmental Assessment Report. Borrower shall submit to Lender a Phase I Environmental Assessment Report respecting the Property prepared by a licensed and qualified environmental engineer in form and content acceptable to Lender. In the event the report reveals the presence of hazardous substances or potential risks relating to the probable presence of hazardous substances on, in, or under the Property, Borrower, at Lender's request and at Borrower's sole cost and expense, shall cause to be prepared and delivered to Lender a Phase II Environmental Assessment Report in form and content acceptable to Lender.
              (q) Soil Report. Borrower shall deliver to Lender a copy of a soil report from a registered engineer approved by Lender which states that: (1) the soil condition will not prevent construction of the foundations for the Improvements at a cost not in excess of the cost normally incurred for such foundation in Salt Lake County; and

     (2) the soil will not require any special engineering treatment. The soil report shall be approved by Lender prior to the commencement of construction of the Improvements.
              (r) Access Certificate. Each Architect shall have delivered to Lender a certificate in form and substance acceptable to Lender regarding the compliance of the proposed Improvements with the Access Laws.
              (s) Notice of Commencement of Construction. The Contractor shall have recorded in the official records of Salt Lake County, Utah, and Lender shall have received a copy of the Contractor's recorded Notice of Commencement of Construction on the Property.
              (t) Miscellaneous Items. Borrower shall deliver to Lender such other items, documents and evidences pertaining to the Loan as may reasonably be requested by Lender or Lender's counsel.
         4.2 Conditions Precedent to Additional Disbursements During Construction Phase. Lender's obligation to make any additional disbursements of the Loan proceeds during the Construction Phase shall be subject to the satisfaction of the following conditions:
              (a) Loan Current. There shall be no material default of any material term, covenant or condition contained in any of the Loan Documents or in any other promissory note or deed of trust executed by Borrower in favor of Lender. However, Lender may, in Lender's sole discretion, make disbursements under the Loan Documents notwithstanding the existence of such a default and any disbursement so made shall be deemed to have been made pursuant and subject to this Agreement.

              (b) Application for Disbursements. Borrower shall have submitted to Lender and Lender shall have approved an Application for Disbursements in accordance with the procedures set forth in Article VI of this Agreement.
              (c) Misrepresentations. There shall be no material misstatement in any material representation or warranty made by Borrower to Lender in any Loan Document, or in any material information submitted to Lender pursuant to this Agreement or any of the Loan Documents.
              (d) First Lien. The Deed of Trust shall continue to constitute a valid first lien against the Property for the full amount of the Principal Indebtedness, subject only to the Permitted Encumbrances. Lender, at Lender's option and at Borrower's expense, may require a "date down" endorsement to the Lender's policy of title insurance as evidence of the continuing first lien position of the Deed of Trust.
              (e) Materials. All materials and fixtures incorporated in or forming a part of the Improvements shall have been purchased so that the absolute ownership thereof shall become vested in Borrower immediately upon delivery thereof of the Property.
              (f) Cost to Complete. Lender shall have received and approved a written estimate by Borrower of the cost of construction of the Improvements theretofore incurred and an estimate of the cost of completing the construction of the Improvements which shall be allocated in accordance with the cost breakdowns set forth in the Budget. Lender may require such additional certifications of "cost to complete" as Lender may deem necessary. In the event a cost to complete estimate exceeds the remaining undisbursed Loan proceeds, Borrower for the Guarantor shall deposit with Lender additional funds in an amount which, when added to the undisbursed Loan proceeds, equals or exceeds the cost to complete estimate. Such additional funds may be disbursed prior to any remaining Loan proceeds.
              (g) Damage. Neither the Improvements nor any part of the Property shall have been materially injured or damaged by any casualty or condemned or threatened with condemnation. In the event of such damage or condemnation, no additional disbursement of Loan proceeds shall be made unless: (1) Lender shall have received insurance or condemnation proceeds sufficient, in the judgment of Lender, to effect the satisfactory restoration of the Improvements or the Property, and to permit the completion of the Improvements prior to the completion date; and (2) no other casualty shall have occurred which would adversely or materially affect the ability of Borrower to construct the Improvements.
              (h) Quality of Construction. Lender shall have determined, to Lender's reasonable satisfaction, that all work performed was completed in a good and workmanlike manner and that the completed Improvements are of a value not less than the amount previously disbursed under the Loan therefor plus the amount requested.
              (i) Lien Waiver. Lender shall have been furnished with satisfactory mechanic's lien waivers and receipts showing payment to the Contractor and to each major subcontractor and supplier, or at Lender's option, each other person, firm or corporation who furnished materials or performing labor for the construction of the Improvements during the time period which relates to the immediately preceding

     Application for Disbursement. All lien waivers submitted to Lender must match the invoice or statement amounts submitted to Lender in support of the Application for Disbursement for the corresponding time period.
                         ARTICLE V
                         COVENANTS

         5.1 Covenants Respecting Commencement of Permanent Financing Phase. Borrower covenants with Lender that upon commencement of the Permanent Financing
Phase:
              (a) No Defaults. There shall be no material default of any material term, covenant or condition contained in any of the Loan Documents or in any other promissory note or deed of trust executed by Borrower in favor of Lender.
              (b) No Misrepresentations. There shall be no material misstatement in any material representation or warranty made by Borrower to Lender in any Loan Document, or in any material information submitted to Lender pursuant to the Loan Agreement.
              (c) Title Policy Endorsement. Lender shall receive, at Borrower's cost, a "date-down" endorsement to the lender's policy of title insurance issued to Lender at the closing of the Loan showing that the Deed of Trust continues to constitute a valid first and prior lien on the Property for the full amount of the then outstanding Principal Indebtedness. The date-down endorsement shall include an ALTA 100 Endorsement and an ALTA 116 Endorsement. In addition, as additional foundations for buildings on the Property are completed, Borrower shall obtain, at Borrower's cost, an ALTA Endorsement 102.5 relating to each such completed foundation.

              (d)  Ownership  of  Materials  and  Fixtures.  All  materials  and fixtures incorporated in or forming a part of the Improvements shall have been purchased so that the absolute ownership thereof shall become vested in Borrower immediately upon delivery thereof to the Property.
              (e) No Casualty or Condemnation.  Neither the Improvements nor any
     other part of the Property shall have been materially injured or damaged by any casualty or condemned or threatened with condemnation. In the event of such damage or condemnation, Lender shall have received insurance or condemnation proceeds sufficient in the judgment of Lender to effect the satisfactory restoration of the Improvements or any other affected part of the Property, and no other event shall have occurred which would adversely or materially affect the ability of Borrower to operate the Improvements profitably.
              (f) Affidavit  Regarding  Mechanic's Liens. Lender shall have been furnished with an affidavit of Borrower as to whether Borrower, or any of Borrower's agents, have been served or threatened, either orally or in writing, with any notice that a lien may be claimed for amounts unpaid for labor performed or materials furnished by any person, firm or corporation furnishing materials or performing labor of any kind in the construction of the Improvements.
              (g) Mechanic's Lien Waivers.  Lender shall have been furnished with satisfactory mechanic's lien waivers and receipts showing payment to all contractors, subcontractors, persons, firms or corporations furnishing materials or performing labor in the construction of the Improvements. Any cost overruns during the course of constructing the Improvements shall be borne solely by Borrower.
              (h)  Evidence of  Completion  of  Improvements.  Lender shall have received satisfactory evidence of the completion of the Improvements in accordance with the Plans and Specifications, the approval of such completion by the local governmental authorities, and the approval of such completion by the Construction Representative.
              (i)  Certificate  of  Occupancy.  Lender shall have  received such other certificates, assurances and opinions as Lender may reasonably require respecting the completion of the construction of the Improvements, including without limitation, a certificate of occupancy issued by West Valley City, Utah.
              (j)  Insurance.   Borrower   shall  have  obtained,   to  Lender's
     reasonable satisfaction, insurance against loss or damage to the Property, the buildings, Improvements and fixtures thereon and all personalty used in connection with the Property by fire, vandalism, malicious mischief, and any risks covered by insurance of the type now known as "fire and extended coverage" in an amount not less than One Hundred Percent (100%) of the full replacement value thereof. Such insurance policy or policies shall contain a "Replacement Cost Endorsement," a lender's loss payable endorsement 438 BFU naming Lender as loss payee, and shall name Lender as an additional insured.
              (k) Appraisal Recertification.  Borrower shall submit to Lender an update of the Appraisal signed by the appraiser in form and content acceptable to Lender. The update shall: (1) recertify the value of the completed Improvements; (2) substantiate the square footage of the completed Improvements; and (3) certify that the materials used in the construction of the Improvements conform to the original specifications described in the original Appraisal.
              (l) Additional Assurances.  Lender shall have received to Lender's satisfaction such other information, items and assurances as Lender may reasonably request.
         5.2 General Covenants. Borrower agrees and covenants with Lender as follows:
              (a)  Completion.  Borrower  shall  erect,  equip and  complete the construction of the Improvements with due diligence, and shall complete all work on or before the first anniversary date of the Note. All construction shall be in strict compliance with the Plans and Specifications and shall be in full compliance with the terms of this Agreement.
              (b) Modifications and Amendments.  No material modifications of or amendment to the Construction and Related Contracts or the Plans and Specifications shall be made without obtaining the prior written approval of Lender, after consultation with the Construction Representative, if deemed necessary by Lender. In addition, unless the written consent of Lender is first had and obtained, no work on the Improvements shall be performed pursuant to any change order which, when aggregated with any previous change orders, would result in an increase in construction costs by an amount equal to or exceeding TWENTY-FIVE THOUSAND DOLLARS ($25,000.00). In the event Lender approves a change order which results in an increase in the price for the Improvements by an amount in excess of such amount, Borrower shall be required to pay all additional costs and expenses resulting from any such change order out of Bor- rower's own funds and without use of the Loan proceeds, unless and to the extent that Lender determines, in its sole discretion, that the contingency reserve set forth in the Budget is sufficient to cover the costs of such change order and still leave an adequate contingency reserve for the construction of the remainder of the Improvements. To the extent required by Lender, Borrower shall deposit with Lender the full amount of all additional costs and expenses resulting from such change order. Lender shall disburse such amount in accordance with the provisions of Article VI of this Agreement for payment of such additional costs and expenses. Lender may withhold disbursement of additional Loan proceeds pending Borrower's deposit with Lender of the additional costs and expenses resulting from such change orders.
              (c)  Assignment.  Borrower  shall not,  without the prior  written consent of Lender, mortgage, assign, convey, transfer, sell or otherwise dispose of or encumber Borrower's interest in the Property, the Improvements, or any part thereof, or the income to be derived therefrom to any person or entity.
              (d) Right of Inspection.  Lender and Lender's agents shall have at all reasonable times during the construction of the Improvements: (1) the right to enter upon and have free access to the Property; (2) the right to inspect all work done, labor performed and materials furnished; and (3) the right to inspect all books, contracts and records of Borrower relating thereto. In connection therewith, Lender, at Borrower's expense, may retain as a consultant, the Construction Representative, to review the Plans and Specifications, make compliance inspections and render progress reports to Lender during the term of the Loan. Borrower shall pay all costs incurred by Lender for work rendered by the Construction Representative in connection with the exercise of Lender's rights and remedies following the occurrence of such Event of Default.
              (e)  Correction of Work.  Borrower  shall,  upon demand of Lender, correct any material defect in the Improvements or any departure from the Plans and Specifications not approved by Lender. The disbursement of any Loan proceeds shall not constitute a waiver of the right of Lender to require compliance with this covenant with respect to any such defects or departures from the Plans and Specifications not previously discovered by Lender.
              (f)  No  Encroachments.  The  Improvements  shall  be  constructed entirely upon the Property and will not encroach upon or overhang any easement or right-of-way, nor upon the property of adjoining landowners. When erected, the Improvements shall be wholly within all applicable building restriction lines.
              (g) Insurance.  Borrower shall provide and maintain, at all times, insurance coverage to the extent and in the amounts provided herein and in the Loan Documents.
              (h)  Occurrence  and Notice of  Casualty.  In the event of loss or damage to the Improvements, or any portion of the Improvements, Borrower shall immediately give notice thereof to Lender. Lender may, but without any obligation to do so, make proof of loss, and each insurance company concerned is hereby authorized and directed to make payment for such loss directly to Lender. The insurance proceeds or any part thereof shall be deemed part of the security for the Loan and shall be applied to restore or repair the portion of the Improvements damaged, provided that any insurance proceeds not so applied may be applied by Lender, at Lender's option, to reduce the Principal Indebtedness (whether or not then due and payable). Except to the extent that insurance proceeds are received by Lender and applied to the Principal Indebtedness, nothing herein contained shall be deemed to excuse Borrower from repairing or maintaining the Property and the Improvements as provided in the Deed of Trust or restoring all damage or destruction thereto, regardless of whether there are insurance proceeds available or whether any such proceeds are sufficient in amount. The application or release by Lender of any insurance proceeds shall not cure or waive any default or notice of default under this Agreement or invalidate any act done pursuant to such notice.
              (i) Security Agreements. No materials,  fixtures or any other part of the Improvements which, pursuant to Section 3.7 of the Agreement, constitute a portion of the security for the Loan shall, without the prior written approval of Lender, be purchased or installed under any security agreement wherein the right is reserved or accrues to anyone to remove or repossess such property or to have a security interest superior to the security interest of Lender as evidenced by the Deed of Trust.
              (j)  Taxes  and  Impositions.  Borrower  shall  promptly  pay  and discharge all lawful taxes and assessments imposed upon the Property or Borrower before they become past due and delinquent in accordance with the procedures and upon the terms set forth in the Deed of Trust.

              (k) Payment for Services. Borrower shall promptly pay for all services, labor and materials performed and furnished in connection with the construction and operation of the Improvements and the installation and operation of all equipment.
              (l) Mechanic's Liens. Borrower shall take all reasonable precautions to prevent the filing against the Property, or any portion thereof, of any mechanic's, materialmen's or labor liens of any kind whatsoever. If any such liens are filed, then Borrower shall take reasonable steps to discharge promptly any and all of such liens. However, Borrower may dispute and contest in the manner set forth in the Deed of Trust any lien filed against the Property so long as such contest does not materially impair Lender's security.
              (m) Nuisances. Borrower shall not do or knowingly permit to be done on or about the Property, or use or knowingly allow the Property to be used for any unlawful, objectionable or other purpose which may constitute a public or private nuisance or which may make void, voidable, cancelable or increase the premium of any insurance policy covering the Property.
              (n) Appraisal. If at any time during the term of this Agreement, any governmental agency which regulates, controls or examines Lender, or any successor or assign of Lender, determines that the form of the appraisal is not in compliance with applicable governmental regulations, Lender shall, at Borrower's expense, cause a new appraisal to be made or shall cause the Appraisal to be supplemented so as to bring the form of the Appraisal into compliance with such regulations and requirements.

              (o) Information. Borrower shall furnish to Lender with reasonable promptness such data and information, financial and otherwise, concerning Borrower as from time to time may reasonably be requested by Lender for purposes of administering compliance with the Loan Documents.
              (p) Notice. Borrower shall promptly inform Lender of the occurrence of any event, which with the passage of time, the giving of notice, or both, would constitute an Event of Default under this Agreement or a default under any of the Loan Documents.
              (q) Subcontracts. At request of Lender, Borrower shall cause to be delivered to Lender copies of all executed contracts with all subcontractors, persons, firms and corporations with whom Borrower or the Contractor contracts for the construction of the Improvements or the furnishing of labor or materials with respect thereto.
              (r) Maximum Debt to Tangible Net Worth. Throughout the term of the Loan, Borrower shall maintain on an annual basis (measured as of Borrower's September 30 fiscal year end), a ratio of debt to tangible net worth of not more than 4.25 to 1.00. For purposes hereof: (1) "debt" shall mean total liabilities, including operating leases, as shown on Borrower's audited financial statements; and (2) "tangible net worth" shall be the figure shown on Borrower's audited financial statements under the heading "net worth" less the value of Borrower's intangible assets, computed in accordance with generally accepted accounting principles.

              (s) Minimum Tangible Net Worth. Throughout the term of the Loan, Borrower shall maintain minimum tangible net worth (measured quarterly and calculated as described in Section 5.2(r) above) shall be the sum of TWENTY-THREE MILLION DOLLARS ($23,000,000.00). At each fiscal year end of Borrower thereafter (beginning September 30, 1996), the minimum tangible net worth requirement shall be increased by an amount equal to one-half (50%) of Borrower's annual net profit after tax (as shown on Borrower's fiscal year-end audited financial statements) for the just completed fiscal year. The increased minimum amount shall then become the new minimum tangible net worth figure for the next following fiscal year of Borrower.
              (t) Access Laws. Borrower and the Property shall at all times comply with the requirements of applicable Access Laws, as provided in the Deed of Trust.
              (u) Limitation on Development. Borrower shall leave undeveloped the following described real property which is surrounded on all sides by the Property:

         All of the property formerly known as Lots 25, 26 and 27, Block 5, Town of El Dorado Plat "A," together with one-half (1/2) the vacated street and alleys abutting said lots.

     Borrower shall allow the owner of the above-described real property unimpeded access to such property. In the event Borrower or any other entity owned or controlled by Borrower or under common ownership with Borrower, either directly or indirectly, obtains title to such property before the Note is repaid in full, Borrower or such other entity shall promptly, at Lender's option, either amend the Deed of Trust or execute, acknowledge and deliver to Lender a new deed of trust to encumber such property as additional collateral for Borrower's obligations under the Loan.

                        ARTICLE VI
        PROCEDURE FOR DISBURSEMENT OF LOAN PROCEEDS

         The proceeds from the Loan, and any other funds that may be deposited by Borrower pursuant to the terms hereof, shall be held by Lender and disbursed in accordance with the following procedure:
         6.1 Application for Disbursements. Borrower shall submit, not more often than once each Month, at least ten (10) days before the desired disbursement date and on written forms required or approved by Lender, an Application for Disbursements for work performed or materials purchased in connection with the construction of the Improvements, for which a disbursement has not been previously made by Lender. Disbursements shall be made on the basis of the value of work in place for which the Contractor has received an invoice from a subcontractor or supplier, and approved Nonconstruction Related Costs (as shown on the Budget) as determined by Lender, less any amounts previously paid for such work, labor or materials, or for materials, fixtures and equipment delivered to the Property. Each Application of Disbursements shall constitute:
(a) an affirmation that all of the  representations  and warranties set forth in
Article II of this Agreement remain true and correct as of the date of such request, and unless Lender is notified to the contrary, prior to the disbursement of the requested advance, will be true and correct on the date thereof; and (b) a representation and warranty that the information set forth in each such Application for Disbursements in accordance with the requirements of this Agreement is true and correct. Disbursements shall be made from the following sources of funds: first any funds that Borrower, pursuant to the terms of this Agreement, is required to deposit with Lender for disbursement; and second, to the extent there are no other funds on deposit with Lender, the Loan Proceeds.
         6.2 Supporting Documents. Each Application for Disbursements shall be accompanied by copies of all invoices or statements from major subcontractors and suppliers for which payment is requested. Borrower shall submit or cause to be submitted with each Application for Disbursements the lien waivers described in Section 4.2(i) of this Agreement. In addition, Borrower shall submit to
Lender: (a) a certificate executed by the Architect, the Contractor and Borrower, which shall be dated no earlier than seven (7) days prior to the date on which a disbursement is requested, certifying that the work has been performed in conformity with the Plans and Specifications and the requirements of all applicable governmental authorities and that the materials supplied are appropriate project expenditures; and (b) evidence reasonably satisfactory to Lender that any materials, supplies and equipment that are being stored on the Property awaiting installation are either adequately insured to Lender's satisfaction against casualty and theft loss, or that Borrower, to Lender's satisfaction, is bonded with respect to the same. It is understood that funding of all cost overruns, if any, shall be the sole and complete responsibility of Borrower and the Guarantor. Borrower shall furnish all other supporting documents or certificates that may reasonably be required by Lender, including, but not limited to, invoices, requests for payments from subcontractors and other satisfactory evidence as to the amounts invoiced for work, labor and materials incorporated into the Improvements.
         6.3 Disbursement. Within ten (10) full business days after the receipt of an Application for Disbursements and all required supporting documents, Lender, after consulting with the Construction Representative, shall determine whether: (a) all work usually done at the stage of construction attained when the disbursement is requested has been completed in a good and workmanlike manner; (b) all materials, supplies, equipment and fixtures usually furnished and installed at such stage of construction have been so furnished and have either been installed or are being stored on the Property awaiting installation; and (c) the Loan proceeds for such work or materials, as shown on the Budget, are available for payment of the requested items. If Lender determines to approve the Application for Disbursements, Lender shall promptly deposit the approved disbursement amount in Borrower's checking deposit account maintained with Lender. If Lender determines to deny the Application for Disbursements, Lender shall notify Borrower of the reasons for denial.
         6.4 Retainage. Lender shall retain five percent (5%) of all disbursements made under this Agreement. The amounts withheld for retainage may become eligible for disbursement when: (a) one hundred percent (100%) of the work to be performed by the Contractor, and each subcontractor or materialman as defined and specified in the construction documents pertaining to the Contractor or such subcontractor or materialman shall have been completed; or (b) an individual building comprising a portion of the Improvements has been completed, as evidenced by the issuance of a certificate of occupancy for such building. Eligible retainage amounts shall be disbursed upon the following conditions:
                  (1) The Improvements affected by the eligible retainage amount shall have been fully completed in accordance with the Plans and Specifications therefor and shall have been reviewed and accepted by the Architect, the Contractor, Borrower and the Construction Representative;

                  (2) The Contractor, subcontractor or materialman shall have delivered to Lender a final lien waiver pertaining to work done in the construction of such Improvements; and
                  (3) Borrower shall have delivered to Lender a release of lien or posted an appropriate surety bond to discharge any and all existing mechanic's or materialmen's liens affecting the Improvements which may have been filed or notice thereof delivered to Lender by the Contractor or such subcontractor or materialman. 6.5 Final Disbursements. Unless expressly agreed otherwise by Lender, the final disbursement with respect to the Improvements, representing any remaining undisbursed Loan proceeds and retainages, shall not be made until the completion of the construction of all of the Improvements and the acceptance thereof by Borrower, or until all subcontractors and materialmen who have performed work or supplied materials with respect thereto have executed and delivered to Lender releases of claims of liens, whichever first occurs. However, the Improvements shall not be considered complete for purposes of a final disbursement unless and until: (a) the Architect has issued a certificate of substantial completion, and, if required, by Lender, the Construction Representative shall have certified such completion; (b) all the work requiring the inspection by governmental authorities shall have been duly inspected and approved by such authorities, including, without limitation, the issuance of a certificate or certificates of occupancy; and (c) evidence that Borrower has received all equipment guaranties, warranties and operation and maintenance manuals relating to the completed Improvements. If proceedings shall have been instituted to enforce a mechanic's or materialman's lien arising out of such construction, Lender shall not be obligated to make such final disbursement, or any portion thereof, until such litigation shall have been finally disposed of or the lien removed by bonding or otherwise.
         6.6 Cessation of Disbursement. Lender may deny an Application for Disbursements or cease disbursing Loan proceeds for any of the following reasons:
              (a) Failure to Comply with Loan Documents. Lender, at Lender's election, may refuse to disburse Loan proceeds pursuant to an Application for Disbursements submitted by Borrower upon the occurrence and continuance of any of the following events: (1) a mechanic's or materialmen's lien is filed against the Property which the title company will not insure or bond against; (2) Borrower fails to comply with any material term, covenant or condition of this Agreement, any of the Loan Documents or any other document entered into by Borrower and Lender; (3) Lender determines that the reasonable value of the work performed or materials furnished do not justify the disbursement requested; or (4) Lender determines that the work done up to that particular stage of construction of the Improvements has not been done in a good and workmanlike manner. Lender may refuse to make any further disbursement of the Loan proceeds until such events have been satisfactorily remedied.
              (b) Insufficient Funds. Lender, at Lender's election, may refuse to disburse Loan proceeds if Lender determines that for any reason there are insufficient undisbursed Loan proceeds remaining: (1) to enable Borrower to complete the construction of the Improvements in accordance with the terms and allocations set forth in the Budget, whether by reason of cost overruns, unanticipated costs, undisclosed costs or the payment of the items described in Section 6.7 of this Agreement; or
     (2) to pay projected interest accruals on the Loan for the remainder of the term of the Loan as estimated by Lender. Lender may refuse to make any further disbursements under the Loan until Borrower shall have deposited with Lender such amounts as may be requested by Lender to enable Borrower to complete the construction of the Improvements or to make interest and other payments in accordance with the terms and allocations set forth in the Budget. Any additional amounts or funds which Borrower deposits with Lender pursuant to the provisions of this Section 6.6(b) shall be disbursed by Lender prior to any further disbursements by Lender of the proceeds of the Loan to which such additional amounts or funds are added.
         6.7 Payments to Lender. Lender may disburse to Lender from the Loan proceeds any sums payable to Lender, including, without limitation, recording costs, title insurance costs, interest, insurance and taxes during construction, attorney fees and costs incurred following the occurrence of an Event of Default. Borrower may pay any of such items and, upon furnishing receipt evidencing such payments, shall be entitled to reimbursement from the proceeds of the Loan if, after making such reimbursement, there are sufficient funds to complete the construction of the Improvements and such items are or should be included in the Budget.

                        ARTICLE VII
                EVENTS OF DEFAULT; REMEDIES

         7.1 Events of Default. The occurrence and continuance of any of the following events shall constitute an Event of Default under this Agreement and the Loan Documents:

              (a) Impairment to Deed of Trust Lien. The impairment, at any time, of the priority of the lien of the Deed of Trust by any lien, encumbrance or other defect (other than the Permitted Encumbrances), which lien, encumbrance or other defect is not corrected within thirty (30) days after notice to Borrower, or which Borrower fails or refuses to bond against.
              (b)  Assignment.  Borrower,  without the prior written  consent of
     Lender: (1) assigns this Agreement or any disbursement or advance to be made hereunder, or any interest therein to any person or entity; (2) applies the proceeds of any disbursement in any manner not specified and approved by Lender in the Application for Disbursements therefor; or (3) voluntarily or involuntarily conveys, transfers, assigns, mortgages, pledges or encumbers the Property in any way other than as provided in this Agreement.
              (c) Completion of Improvements. The failure by Borrower to complete the construction of the Improvements within the time prescribed by
     Section 5.2(a) of this Agreement.
              (d) Cessation of Construction. The cessation of the construction of the Improvements for any period after the date hereof in excess of fifteen (15) days, unless: (1) the cessation of construction is caused by conditions beyond the control of Borrower, including, without limitation, severe weather conditions, fire, strikes, labor disputes, delays in delivery of materials and disruption of shipping; (2) Borrower makes adequate provisions acceptable to Lender for the protection of materials stored on-site and for the protection of the Improvements to the extent then constructed against deterioration, loss, damage or theft; (3) Borrower furnishes to Lender satisfactory evidence that such cessation of construction will not adversely affect or interfere with the rights of Borrower under material contracts or subcontracts relating to the construction of the Improvements; and (4) Borrower furnishes to Lender reasonably satisfactory evidence that the completion of the Improvements can be accomplished within the time specified in Section 5.2(a) of this Agreement.
              (e) Security Interest in Construction Materials. The occurrence and continuance of any of the following: (1) the execution by Borrower of any security agreement creating a lien or encumbrance, other than the Permitted Encumbrances, on any materials, fixtures or articles used in the construction of the Improvements, or on any articles of personal property located therein; (2) the purchase by Borrower or the incorporation into the construction of the Improvements of any materials, fixtures or articles to be incorporated into the Improvements which are not substantially in accordance with the Plans and Specifications or which are purchased pursuant to any conditional sales contract or other security agreement so that the ownership thereof will not vest unconditionally in Borrower, free from encumbrances (other than the Permitted Encumbrances); or (3) the failure of Borrower to furnish to Lender upon written request the contracts, bills of sale, statements, receipted vouchers and agreements under which Borrower claims title to such materials, fixtures or articles.
              (f) Insufficient Funds. A reasonable determination by Lender that the estimated cost to complete the construction of the Improvements, to pay projected interest accruals on the Loan for the remainder of the Construction Phase (as shown on the Budget) and to pay the items described in Section 6.7 of this Agreement is in excess of the amount of funds available to Borrower from the undisbursed Loan proceeds to complete and pay for such construction, interest and items. However, no Event of Default shall be declared by Lender if such deficiency is corrected, within fifteen (15) days after written notice to Borrower, by the deposit with Lender of such amount as may be required, when added to the undisbursed proceeds of the Loan, to enable Borrower to complete and pay for the costs of construction, projected interest during the Construction Phase, and the items described in Section 6.7 of this Agreement.
              (g) Cancellation of Insurance. The cancellation of any of the insurance coverage required by Sections 4.1(i), 4.1(j) and 4.1(k) of this Agreement, if replacement insurance satisfactory to Lender is not obtained prior to the effective date of cancellation.
              (h)  Unauthorized  Development  of  Property.  Borrower,  prior to repayment of the Loan, and without Lender's prior written consent, constructs, causes or permits to be constructed on the Property any improvements other than those contemplated by this Agreement.
              (i) Litigation. The institution of any litigation or administrative proceeding involving Borrower, this Agreement, the Note, the Deed of Trust, any of the other Loan Documents, the Property, or the Improvements which has or may have a materially adverse effect: (1) on the ability of Borrower to perform any of the obligations under this Agreement or any of the Loan Documents; (2) on the ability of Borrower to operate and use the Improvements, or any part thereof for the purposes intended; or (3) on the value of the Property or the Improvements as security for the Note; unless such proceedings shall have been terminated, dismissed or bonded against to Lender's reasonable satisfaction within forty-five (45) days after the commencement thereof.
              (j) Disclosure of Subcontractors. The failure by Borrower within a reasonable time after demand therefor by Lender to disclose to Lender the names of all subcontractors, persons, firms and corporations with whom Borrower has contracted or intends to contract for the construction of the Improvements or the furnishing of labor or materials. The failure of Borrower to exhibit to Lender upon request, copies of all such contracts.
              (k) Bankruptcy or Reorganization. The occurrence and continuance of any of the following with respect to the Borrower or the Guarantor: (1) the filing by any of them of a petition in bankruptcy or for reorganization or for an arrangement under any bankruptcy or insolvency law or for a receiver or trustee for any of their respective properties; (2) the filing against any of them of a petition in bankruptcy or for reorganization or for an arrangement under any bankruptcy or insolvency law or for a receiver or trustee for any of their respective properties which is not dismissed within sixty (60) days; (3) the appointment of a receiver or trustee of any of their respective properties which is not discharged within sixty (60) days; (4) an assignment by any of them for the benefit of creditors or an admission by any of them, in writing, of an inability to pay their respective debts as they become due; (5) the entry of a judgment of insolvency against any of them by any state or federal court of competent jurisdiction;

     or (6) the attachment or execution by levy against any substantial portion of any of their respective properties which is not discharged within sixty
     (60) days.
              (l) Misrepresentation. Any representation or warranty made by Borrower in connection with an application for the Loan, or in this Agreement or any of the Loan Documents is or proves to have been materially incorrect when made.
              (m) Default of Covenants. The occurrence and continuance of a material default by Borrower under any material term, covenant or condition contained in this Agreement or any of the Loan Documents, or by Guarantor under the Guaranty, including, without limitation, a failure by Borrower to pay to Lender any sum when due.
              (n) Cross Default. A material default by Borrower under any material term, covenant or condition of this Agreement, the Deed of Trust, the Note, any other Loan Document, or any other agreement or arrangement between Lender and Borrower or Lender and the Guarantor, including, without limitation: (1) the line of credit facility extended by Lender to the Guarantor in the maximum principal amount of FIVE MILLION DOLLARS ($5,000,000.00), and any subsequent modifications thereto; and (2) any other credit facilities between Borrower and Lender or the Guarantor and Lender now existing or entered into hereafter, shall constitute a default under this Agreement and all the Loan Documents.
         7.2 Notice. If any Event of Default shall occur during the Construction Phase (whether or not any required notice has been given or an applicable grace period has elapsed), Lender, pursuant to Section 6.5(a) of this Agreement, shall not be obligated to make any further disbursements of the Loan proceeds until such Event of Default is remedied. Unless otherwise expressly provided by the terms of this Agreement, or the other Loan Documents, if an Event of Default shall occur, Lender shall give written notice of such occurrence to Borrower as follows:
              (a) Monetary Default. Borrower shall not be entitled to any notice regarding defaults with respect to regularly scheduled monthly payments of principal and accrued interest under the Note. However, in the event of any other monetary default, Borrower shall have fifteen (15) days following receipt of written notice from Lender in which to cure such default.
              (b) Nonmonetary Default. In the event of a nonmonetary default, Borrower shall have fifteen (15) days after receipt of written notice from Lender specifying the nonmonetary default in which to effect a cure. However, if the nonmonetary default cannot reasonably be corrected within such fifteen (15) day period, Borrower shall have an additional thirty (30) days to remedy such nonmonetary default if Borrower notifies Lender of the manner in which the nonmonetary default shall be cured, and if appropriate corrective action is instituted within the initial fifteen (15) day period and is diligently pursued thereafter.
         7.3 Remedies. If an Event of Default shall occur and continue after any required notice and lapse of any applicable grace period, all obligations of Lender under this Agreement (including the obligation to disburse Loan proceeds if the Event of Default occurs during the Construction Phase), and under the Loan Documents, at the election of Lender, shall cease and terminate, and Lender may: (a) declare the Principal Indebtedness evidenced by the Note and secured by the Deed of Trust and any other Loan Document immediately due and payable; (b) exercise the power of sale provision contained in the Deed of Trust; (c) foreclose the Deed of Trust as a mortgage; (d) exercise Lender's rights with respect to any other collateral given as security for the repayment of the Loan; (e) require that Guarantor perform the obligations of Borrower under all Loan Documents; or (f) exercise any other right or remedy available to Lender pursuant to any Loan Document, or as provided at law or in equity.
         7.4 Completion by Lender. Upon the occurrence and continuance of a Event of Default during the Construction Phase, Lender, at Lender's election, may complete the construction of the Improvements in accordance with the following:
              (a) Continuation of Project. Upon default on the part of Borrower and after the expiration of any applicable notice or grace period hereunder, Lender, but without obligation, in addition to any other remedies which Lender may have under the Loan Documents or by statute or rule of law, may enter upon the Property and may construct, equip, and complete the construction of the Improvements on the Property in accordance with the Plans and Specifications or make such reasonable changes thereto as Lender may from time to time, in Lender's sole discretion, deem appropriate, all at the risk, cost and expense of Borrower. Lender shall have the right at any and all times to discontinue any work commenced by Lender in respect to the Improvements or to change any course of action undertaken by Lender and shall not be bound by any limitations or requirements of time whether set forth herein or otherwise. Lender shall have the right and power to take over and use all or any part or parts of the labor, materials, supplies and equipment contracted by or on behalf of Borrower, including such equipment contracted for by or on behalf of Borrower, including such equipment and supplies that have previously been delivered to the Property or stored in any facility for incorporation into the Improvements, all in the sole and absolute discretion of Lender.
              (b) Rights of Lender in Completion. In connection with the completion of the construction of the Improvements undertaken by Lender pursuant to the provisions of this Section 7.4, Lender may: (1) engage builders, contractors, architects, engineers and others for the purpose of furnishing labor, materials, equipment and professional services in connection with the construction of the Improvements; (2) pay, settle or compromise all bills or claims which may become liens against the Property and the Improvements, or which have been or may be incurred in any manner in connection with the construction, completion and equipment of the Improvements or for the discharge of liens, encumbrances or defects in the title to the Property or the Improvements; (3) use all or any portion of the undisbursed Loan proceeds; (4) take such action as Lender may determine to protect the Improvements or the supplies delivered for incorporation into the Improvements; and (5) charge a reasonable fee for services rendered in connection with any of the foregoing.
              (c) Liability of Borrower. Borrower shall be liable to Lender for all sums paid or incurred by Lender for the completion of constructing and equipping the Improvements, whether the same shall be paid or incurred pursuant to provisions of this Section 7.4 or otherwise. All payments made or liabilities incurred by Lender of any kind whatsoever, including reasonable attorney fees and costs, shall be paid by Borrower to Lender upon demand, with interest from the date expended or incurred at the Default

     Interest Rate to the date of payment to Lender. All of the foregoing, to the extent there are insufficient undisbursed Loan proceeds to cover such payments or liabilities, including without limitation, interest, shall be deemed and shall constitute Additional Advances becoming part of the Principal Indebtedness.
              (d) Attorney-in-Fact. For purposes of this Section 7.4, Borrower hereby irrevocably constitutes and appoints Lender as Borrower's true and lawful attorney-in-fact, coupled with an interest, to execute, acknowledge and deliver any instruments and to do and perform any act referred to in this Section 7.4 all in the name and on behalf of Borrower.
         7.5 No Remedy Exclusive. No remedy conferred upon or reserved to Lender under this Agreement shall be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement, the Loan Documents, or now or hereafter existing at law or in equity or by statute. No delay or failure to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

                       ARTICLE VIII
                    ADDITIONAL ADVANCES

         In the event Lender, in Lender's sole discretion, and pursuant to the provisions of this Agreement, but without obligation, makes Additional Advances to or for the account of Borrower, the sums so advanced, together with interest thereon at the same rate as provided in the Note, shall be deemed added to the Principal Indebtedness of the Loan on the same terms as set forth in the Note and shall be secured by the Loan Documents.

                        ARTICLE IX
                       MISCELLANEOUS

         9.1 Non-Waiver. No disbursement of the proceeds of the Loan shall constitute a waiver of any covenant or condition to be performed by Borrower. In the event Borrower is unable to satisfy any such covenant or condition, Lender shall not be precluded from thereafter declaring such failure to be an Event of Default.
         9.2 Derivative Rights. Any obligation of Lender to make disbursements hereunder is imposed solely and exclusively for the benefit of Borrower and no other person, firm or corporation shall, under any circumstances, be deemed to be a beneficiary of such condition, nor shall it have any derivative claim or action against Lender.
         9.3 Amendments. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally and may only be modified or amended by an instrument in writing, signed by both Lender and Borrower.
         9.4 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of Borrower, Lender and their respective successors and assigns.
         9.5 Waivers. The failure by Lender or Borrower at any time or times hereafter to require strict performance by the other of any of the undertakings, agreements or covenants contained in this Agreement shall not waive, affect or diminish any right of Borrower or Lender hereunder to demand strict compliance and performance therewith. Any waiver by Lender of any Event of Default under this Agreement shall not waive or affect any other Event of Default hereunder, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements or covenants of Borrower and Lender under this Agreement shall be deemed to have been waived unless such waiver is evidenced by an instrument in writing signed by the party to be charged specifying such waiver.
         9.6 Survival. This Agreement shall survive the recordation of the Deed of Trust and the disbursement of the Loan proceeds, and each and every one of the obligations and undertakings of Borrower and Lender contained herein shall be continuing obligations and undertakings and shall not cease and terminate until all amounts which may accrue pursuant to this Agreement or any of the Loan Documents shall have been fully paid and all obligations and undertakings of Borrower shall have been fully discharged.
         9.7 Assignment. Lender may assign Lender's rights under the Loan Documents, in whole or in part, to any other person, firm or corporation, provided that all provisions of this Agreement shall continue to apply in conjunction with the Loan Documents and provided further that Lender shall remain obligated for the disbursement of Loan proceeds as provided in this Agreement unless Lender's assignee expressly assumes such obligation and such assignee is reasonably acceptable to Borrower. In the event of such assignment by Lender, it shall be deemed to have been made in pursuance of this Agreement and not to be a modification hereof, and the disbursements and advances thereafter made shall be evidenced by the Loan Documents.
         9.8 Sign. During the Construction Phase, Lender shall be permitted to erect and maintain at and on the Property, a sign indicating the source of the construction financing.

         9.9 Notices. Except as otherwise provided herein, all notices shall be in writing and shall be deemed to have been sufficiently given or served when presented personally or on the fifth day following the day on which the same is deposited in the United States mail, by registered or certified mail, postage prepaid, addressed as follows:
         If to Lender, to:  U.S. Bank of Utah
                            107 South Main Street
                            Salt Lake City, Utah  84111
                            Attn: Ms. Pauline Vosburgh
                                  Corporate Banking

         If to Borrower, to:  Dick Simon Trucking, Inc.
                              4646 South 500 West
                              Salt Lake City, Utah  84123
                              Attn: Mr. Alban B. Lang, Chief Financial Officer,
                             Treasurer and Secretary

Such addresses may be changed by notice to the other party given in the same manner as above provided.
         9.10 Indemnification. Borrower shall save, hold and keep Lender harmless from any and all loss and damage, costs and expenses, incurred by reason of, or in consequence of, the noncompletion of the Improvements, or as a result of Borrower's failure to repair or reconstruct the Improvements in the event of damage or destruction, except for negligent or wilful acts of Lender.
         9.11 Severability. If any term or provision of this Agreement shall, to any extent, be determined by a court of competent jurisdiction to be void, voidable or unenforce- able, such void, voidable or unenforceable term or provision shall not affect any other term or provision of this Agreement.

         9.12 Actions. Lender all have the right, but not the obligation, to commence, appear in and defend any action or proceeding which might affect Lender's security or Lender's rights, duties or liabilities relating to the Loan, the Property, the Improvements or this Agreement.
         9.13 Participation. Lender shall have the right to sell participations in the Loan to any other persons or entities without the consent of or notice to Borrower, provided that no such action by Lender shall relieve Lender of Lender's obligation to make disbursements of the Loan proceeds as and when required by this Agreement. Lender may disclose to any participants or prospective participants any information or other data or material in Lender's possession relating to Borrower, the Loan and the Improvements, without the consent of or prior notice to Borrower.
         9.14 No Partnership. Nothing contained in this Agreement or in any Loan Document shall be construed as creating a joint venture or partnership between Borrower and Lender. There shall be no sharing of losses, costs and expenses between Borrower and Lender, and Lender shall have no right of control or supervision except as Lender may exercise Lender's rights and remedies provided hereunder and in the Loan Documents.
         9.15 Interpretation. Whenever the context shall require, the plural shall include the singular, the whole shall include any part thereof, and any gender shall include both other genders. The article and section headings contained in this Agreement are for purposes of reference only and shall not limit, expand or otherwise affect the construction of any provisions hereof.

         9.16 Governing Law. This Agreement and all matters relating hereto shall be governed by, construed and interpreted in accordance with the laws of the State of Utah.
         9.17 Conflicts. The provisions of this Agreement are not intended to be superseded by the provisions of the Deed of Trust executed in conjunction with this Agreement but shall be construed as supplemental thereto. In the event of any inconsistency between the provisions hereof and the Deed of Trust, it is intended that this Agreement shall control.
         9.18 Commissions. No brokerage, finder's or other fee, commission or compensation shall be paid by Borrower or Lender in connection with the closing of the Loan. Borrower or Lender shall indemnify each other (including attorney fees and costs) against any and all claims for brokerage and finder's fees or commissions which may be asserted against the other based on the actions or omissions of the indemnifying party.
         9.19 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.
         9.20 Attorney Fees. Borrower and Lender agree that should either of them default in any of the covenants or agreement contained in this Agreement, the defaulting party shall pay all costs and expenses, including reasonable attorney fees and costs, incurred by the non-defaulting party to protect its rights hereunder, regardless of whether an action is commenced or prosecuted to judgment. In addition, Borrower hereby consents to the jurisdiction of the courts of the State of Utah and to venue in Salt Lake County, Utah as proper forum and venue for resolution of disputes under this Agreement.

         DATED effective as of the date first above written.


                           LENDER:

                     U.S. BANK OF UTAH, a Utah state banking
                              corporation


                           By: /s/ Pauline Vosburgh
                               --------------------
                        PAULINE VOSBURGH, Vice President


                           BORROWER:

                           DICK SIMON TRUCKING, INC., a Utah
                              corporation


                           By: /s/ Richard D. Simon, President
                               -------------------------------
                               RICHARD D. SIMON, President

                        EXHIBIT "A"

               APPLICATION FOR DISBURSEMENTS

                        EXHIBIT "B"

                  PERMITTED ENCUMBRANCES



1.   Taxes for the year 1996 now a lien, not yet due.  Tax ID No.
     14-24-201-003-0000.

2.   Said  property  is  included   within  the  boundaries  of   Granger-Hunter
     Improvement District, for the purpose of supplying water and sewage facilities to said District.

3. Said property is included within the incorporated city limits of West Valley City, a municipal corporation of the State of Utah, and is subject to any special assessments for improvements or services as may be therein provided.

4. That certain Survey prepared by AAA Engineering & Drafting, dated April 26, 1996, Job No. SGP 2378, which discloses, among other things:

     (a) The encroachment of a wire fence on to the southeast corner of the Property;

     (b) A power line over the northerly portion of the Property;

     (c) Proposed 2400 South Street along the South line of the Property;

     (d) A sewer line across the Property; and

     (e) An electric conduit across the Property.

                        EXHIBIT "C"

                   PROPERTY DESCRIPTION



         The following  described  real property is located in Salt Lake County,
Utah:


     Part of the North half of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet from the North quarter corner of said Section 24, to a point on the Southline of the 2100 South Freeway Right-of-Way line and running thence North
     89(degree)53'03" East 330.72 feet along said South line; thence South 0(degree)05'53" West 586.45 feet; thence North 89(degree)49'59" East 330.87 feet; thence South 0(degree)05'04" West 1998.47 feet to the East-West center of section line; thence South 89(degree)40'47" West 1263.69 feet along said East-West center of Section line; thence North 0(degree)06'42" East 1532.08 feet to the South line of the Gates Rubber Company property; thence North 89(degree)40'44" East 535.00 feet along said South line to the Southeast corner of the Gates Rubber Company property; thence North 0(degree)06'42" East 1050.00 feet along the East line of the Gates Rubber Company property to the South line of the 2100 South Frontage Road; thence North 85(degree)26'00" East 66.22 feet along said South line to the point of beginning.

     Excluding from the above-described property all the property formerly known as Lots 25, 26 and 27, Block 5, Town of El Dorado Plat "A", together with one-half (1/2) the vacated street and alleys abutting said lots.

     Also excepting therefrom the following:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, South 85(degree)26'00" West 66.22 feet, South 0(degree)06'42" West 1050.00 feet and South 89(degree)40'44"; West 445.00 feet from the North quarter corner of said Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian; said point also lies on the South line of the Gates Rubber Company property and running thence South 0(degree)06'42" West 60.00 feet; thence South 89(degree)40'44" West 90.00 feet; thence North 0(degree)06'42" East 60.00 feet to the Southwest corner of the Gates Rubber Company property; thence North 89(degree)40'44" East 90.00 feet along the South line of the Gates Rubber Company property to the point of beginning.

     Also excepting therefrom the following:

     Part of the Northeast quarter of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian, described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, North 89(degree)53'03" East 330.72 feet and South 0(degree)05'53" West
     586.45 feet from the North quarter corner of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian (said point lies on an East line of the property conveyed to RICHARD D. SIMON in the certain Special Warranty Deed recorded June 14, 1994, as Entry No. 5849753, in Book 6961, at page 1889 of the official records); and running thence North 89(degree)49'59" East 330.87 feet along a North line of said RICHARD D.
     SIMON property; thence South 0(degree)05'04" West 263.31 feet along the East of said RICHARD D. SIMON property; thence South 89(degree)49'59" West
     330.93 feet; thence North 0(degree)05'53" East 263.31 feet to the point of beginning.

     Tax I.D. No. 14-24-201-003-0000.

WHEN RECORDED, RETURN TO:

Dan W. Egan, Esq.
SUITTER AXLAND & HANSON
175 South West Temple, Suite 700
Salt Lake City, Utah  84101-1480



                       DEED OF TRUST
                            AND
                    SECURITY AGREEMENT


         THIS DEED OF TRUST AND SECURITY AGREEMENT (the "Deed of Trust") is made and entered into effective as of the 23rd day of May, 1996, by and among DICK SIMON TRUCKING, INC., a Utah corporation ("Trustor"), in favor of FIRST AMERICAN TITLE COMPANY OF UTAH, a Utah corporation ("Trustee"), for the benefit of U.S. BANK OF UTAH, a Utah state banking corporation ("Beneficiary").

                     R E C I T A L S:

     A.  Trustor  is the owner of  certain  real  property  located in Salt Lake
County, Utah, as more particularly described on Exhibit "A" attached to and incorporated by reference in this Deed of Trust (the "Property").
     B. Trustor has requested Beneficiary to make a loan in the principal amount of TEN MILLION DOLLARS ($10,000,000.00), the proceeds of which are to be used by Trustor to construct on the Property a truck terminal and office complex, parking and other related facilities and improvements.
     C. Beneficiary has committed to make the loan to Trustor, provided that Beneficiary obtains a first position deed of trust lien and encumbrance on the Property.

         NOW, THEREFORE, upon the terms, covenants and conditions set forth in this Deed of Trust, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, TRUSTOR HEREBY CONVEYS AND WARRANTS TO TRUSTEE, IN TRUST, WITH POWER OF SALE, and hereby grants to Beneficiary, as a secured party, a security interest in the following described real and personal property:

             GRANTING CLAUSE I:  REAL PROPERTY

         All right, title, interest and estate of Trustor in and to the Property (as defined in Section 1.12 of this Deed of Trust).

                    GRANTING CLAUSE II:
           BUILDINGS, IMPROVEMENTS AND INTERESTS

         All right, title, interest and estate of Trustor now owned or hereafter acquired, in and to:
              (1) All buildings, improvements, renovations, works, structures, facilities and fixtures, including any future additions to, and improvements and betterments upon, and all renewals and replacements of, any of the foregoing, which are now or hereafter shall be constructed or affixed or constructively affixed to the Property, or to any portion of the Property; and
              (2) All easements, licenses, streets, ways, alleys, roads, passages, rights-of-way, waters, watercourses and water rights (whether now owned or hereafter acquired by Trustor and whether arising by virtue of land ownership, contract or otherwise), of any kind and nature, relating to or in any way appurtenant or appertaining to the Property or any portion of the Property.

        GRANTING CLAUSE III:  PERMITS AND LICENSES

         All permits, franchises, privileges, grants, consents, licenses, authorizations and approvals heretofore or hereafter granted by the United States, by the State of Utah or by any departments or agencies thereof or any other governmental or public bodies, agencies or authorities (including, without limitation, West Valley City and Salt Lake County, Utah) to or for the benefit of Trustor and utilized in connection with the construction of the improvements on the Property.
                    GRANTING CLAUSE IV:
                TANGIBLE PERSONAL PROPERTY

         All right, title, interest and estate of Trustor, now owned or hereafter acquired, in and to:
              (1) All goods, supplies, furnishings, equipment, machinery and other tangible personal property acquired by Trustor with loan proceeds or incorporated into the improvements; and
              (2) All parts, accessories and accessions to each and all of the foregoing and all renewals and replacements thereof.
         Notwithstanding the foregoing, for purposes of this Deed of Trust, Trustor's tangible personal property does not include Trustor's office equipment, trucks, trailers and other titled vehicles and equipment.

                    GRANTING CLAUSE V:
                TENEMENTS AND HEREDITAMENTS

         All right, title, interest and estate of Trustor, now owned or hereafter acquired, in and to all and singular the tenements, hereditaments, rights, privileges and appurtenances belonging, relating, or in any way appertaining to any of the Property, or any portion of the Property, or which shall hereafter in any way belong, relate or in any way appertain thereto, whether now owned or hereafter acquired, and the reversion and reversions, remainder and remainders, and estates, rights, titles, interests, possessions, claims and demands of every nature whatsoever, at law or in equity, which Trustor may have or may hereafter acquire in and to the Property or any portion of the Property.
                GRANTING CLAUSE VI:  AWARDS

         All right, title, interest and estate of Trustor in and to:
              (1) All awards made for the taking by eminent domain or by any proceeding or purchase in lieu thereof of the Property or any portion of the Property or of any improvements now or hereafter situate thereon or any estate or easement in the Property (including any awards for change of grade of streets); and
              (2) The proceeds of insurance paid on account of partial or total destruction of the improvements or any portion thereof.

         GRANTING CLAUSE VII:  RENTS, ISSUES, ETC.

         All right, title, interest and estate of Trustor in and to all sale proceeds, rents, subrents, issues, royalties, income and profits of and from the Property or any portion of the Property.

                  ARTICLE I:  DEFINITIONS

         Unless the context clearly indicates otherwise, certain terms used in this Deed of Trust shall have the meanings set forth below:

         1.1 "Access Laws" shall mean, collectively, the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, and any other federal, state or local laws or ordinances related to disabled access; or any statute, rule, regulation, ordinance, order of governmental bodies and regulatory agencies, or order or decree of any court adopted or enacted with respect thereto, as now existing or hereafter amended or adopted.
         1.2 "Event of Default" shall mean the occurrence and continuance of any one of the events listed in Section 12.1 of this Deed of Trust.
         1.3 "Hazardous Materials" shall mean: (a) any asbestos in any form which is or could become friable; (b) urea formaldehyde foam insulation; (c) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million; or (d) any other hazardous wastes, toxic substances, or other related materials, whether in the form of an element, compound, solution, mixture or otherwise. For purposes of this Deed of Trust, the term "Hazardous Materials" shall include, but shall not be limited to, substances defined as "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," or "toxic substances" or words of similar import under any applicable local, state or federal law or under the regulations adopted or publications promulgated pursuant thereto, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended 42 U.S.C. 6901 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; Chapters 2, 3, 4, 5 and 6 of the Utah Environmental Quality

Code, Title 19, Utah Code Annotated (1953), as the same may be amended from time to time; and in all rules adopted and regulations promulgated pursuant to any of the foregoing.
         1.4 "Impositions" shall mean all real property taxes and assessments, general and special, and all other taxes, assessments and other governmental, municipal or other charges or impositions of any kind or nature whatsoever (including, without limitation, charges and assessments on water or water stocks used on or with the Property and levies or charges resulting from covenants, conditions and restrictions affecting the Trust Estate) which are assessed or imposed upon the Trust Estate, or become due and payable, and which create or may create a lien upon the Property or any portion of the Property, equipment or other facility used in the construction, renovation, operation or maintenance of the Trust Estate.
         1.5 "Improvements" shall mean the truck terminal and office complex, parking and other related facilities and improvements to be constructed by Trustor on the Property with the proceeds of the Loan.
         1.6 "Loan" shall mean the loan to be advanced by Beneficiary to Trustor in the original principal amount of TEN MILLION DOLLARS ($10,000,000.00).
         1.7 "Note" shall mean the Promissory Note, dated the same date as this Deed of Trust, in the original principal amount of TEN MILLION DOLLARS ($10,000,000.00), executed by Trustor, as maker, in favor of Beneficiary, as payee.
         1.8  "Obligations"  shall mean the obligations of Trustor  described in
Section 2.1 of this Deed of Trust, the payment and performance of which are secured by this Deed of Trust.

         1.9 "Permitted Encumbrances" shall mean those liens, encumbrances and matters affecting the Property listed on Exhibit "B" attached to and incorporated by reference in this Deed of Trust.
         1.10 "Personalty" shall mean all personal property, fixtures, equipment, furnishings and other personal property listed in Granting Clauses III and IV of this Deed of Trust used in the construction of or incorporated into the Improvements.
         1.11 "Prime Rate" shall mean that certain rate of interest regularly and periodically published or generally announced by the United States National Bank of Oregon as its "Prime Rate." The Prime Rate is the interest rate which Beneficiary from time to time establishes as its prime rate and is not necessarily the lowest rate of interest which Beneficiary collects from any borrower or class of borrowers.
         1.12 "Property" shall mean that certain real property situate in Salt Lake County, Utah, referred to in Granting Clause I of this Deed of Trust, and owned by Trustor. The Property is more particularly described on Exhibit "A" attached to this Deed of Trust.
         1.13 "Trust Estate" shall mean all of the items, documents, interests and properties referred to in Granting Clauses I through VII of this Deed of Trust.

             ARTICLE II:  OBLIGATIONS SECURED

         2.1 Obligations. This Deed of Trust is given for the purpose of securing the following Obligations of Trustor:
              (a) The payment and performance of each and every obligation of Trustor, evidenced by the Note, including, without limitation, the payment of principal of and interest on the Loan.

              (b) The payment and performance of each and every agreement and obligation of Trustor under this Deed of Trust, and under any other instrument given to evidence or further secure the payment and performance of any obligation of Trustor under the Loan.
              (c) The payment of all sums expended and advanced by Trustee or Beneficiary pursuant to the terms of this Deed of Trust, together with interest thereon as provided in this Deed of Trust and the Note.
         2.2 Extensions and Renewals. Any extensions of, renewals of, modifications of, or additional advances of the Loan, or any of the Obligations evidenced by the Note, regardless of the extent or subject matter of any such extension, renewal, modification or additional advance shall be secured by this Deed of Trust.

                       ARTICLE III:
              REPRESENTATIONS AND WARRANTIES

         3.1  Property.  Trustor represents and warrants to Beneficiary as follows:
              (a)  Except  for  the  Permitted   Encumbrances,   Trustor  is  or
     simultaneously with the execution of this Deed of Trust will become the owner of fee simple title in and to the Property;
              (b) Trustor possesses all requisite power and authority to execute and deliver this Deed of Trust;
              (c) Except for the Permitted Encumbrances, Trustor shall defend title to the Property against all claims and demands whatsoever;

              (d) The Property is free and clear of and from any and all liens, claims, encumbrances, restrictions, encroachments and interests whatsoever, in favor of any third party, other than the Permitted Encumbrances;
              (e) The lien created by this Deed of Trust upon the Property is a valid and subsisting first position lien against the Trust Estate, subject only to the Permitted Encumbrances;
              (f) Any and all obligations incurred by Trustor in connection with the acquisition of all or any portion of the Property are current and without default on the part of Trustor; and
              (g) To the best of Trustor's actual knowledge: (1) the Trust Estate is not in violation of any federal, state or local law, ordinance or regulation relating to industrial hygiene or to environmental conditions on, under or about the Trust Estate, including, without limitation, soil and ground water conditions; (2) there are no Hazardous Materials constructed, deposited, stored, disposed, placed or located in, on or under the Trust Estate (except those materials such as petroleum products, cleaning supplies, detergents and other similar substances as are commonly utilized in the operation of a truck complex); and (3) Trustor has not received notice from any federal, state or local agency or department regarding the noncompliance by Trustor or the Trust Estate with respect to any federal, state or local law, ordinance or regulation governing the use, handling, storage, generation, transportation or disposal of Hazardous Materials or the mere presence of Hazardous Materials on the Property.

         3.2 Personalty. Trustor represents and warrants to Beneficiary as follows:
              (a) Trustor is the owner, or upon acquisition thereof, will be the owner of all Personalty used by Trustor in the operation of the Property;
              (b) The Personalty is, or upon acquisition of title thereto by Trustor will be, free and clear of all liens, claims, encumbrances, restrictions, charges and security interests in favor of any third party other than the Permitted Encumbrances;
              (c) Trustor will not create, permit or suffer to exist, any lien, claim, encumbrance, restriction, charge or security interest in or to the Personalty without the prior written consent of Beneficiary; and
              (d) Trustor shall defend the Personalty and take such other action as is necessary to remove any lien, claim, encumbrance, restriction, charge or security interest in or to the Personalty superior to the security interest in Beneficiary created hereunder, except the Permitted Encumbrances.

         ARTICLE IV:  MAINTENANCE OF TRUST ESTATE

         Trustor shall: (a) maintain the Trust Estate at all times in good condition and repair; (b) not commit any waste of the Trust Estate, or, except with the prior written permission of Beneficiary, remove, damage, demolish or structurally alter any building, fixture or other improvement now on the Property, or to be constructed on the Property hereafter; (c) complete promptly and in good and workmanlike manner the buildings, fixtures and other improvements on the Property, or any portion of the Property, which may for any reason be constructed; (d) restore promptly and in good and workmanlike manner any building, fixture or other improvement on the Property, or any portion of the Property, which may for any reason be damaged or destroyed; (e) comply at all times with all laws, ordinances, regulations, covenants and restrictions in any manner affecting the Trust Estate; (f) not commit or knowingly permit any act upon the Trust Estate in violation of law; and (g) do all acts which by reason of the character or use of the Trust Estate may be reasonably necessary to maintain and care for the same, the specific enumeration herein not excluding the general.
                   ARTICLE V:  INSURANCE

         5.1 Insurance. Trustor or Trustor's general contractor, as applicable, shall secure and at all times maintain and promptly pay when due all premiums for the following types of insurance:
              (a) During any period of construction, builder's risk extended coverage insurance against loss or damage by fire, lightning, windstorm, hail, explosion, riot, civil commotion, motor vehicles, aircraft, smoke, theft, vandalism, malicious mischief, and other risks from time to time included under extended coverage policies in an amount not less than one hundred percent (100%) of the full replacement value of Improvements. All policies secured and carried in accordance with this Section 5.1(a) shall contain the "Replacement Cost Endorsement," a lender's loss payable endorsement 438 BFU naming Lender as loss payee, and shall name Beneficiary as an additional insured.
              (b) During any period of construction, workmen's compensation insurance against liability arising from claims of workmen with respect to and during the period of any work on or about the Property.

              (c) Following any period of construction, insurance against loss or damage to the Property, the buildings, improvements and fixtures thereon and all Personalty used in connection with the Property by fire, vandalism, malicious mischief, and any of the risks covered by insurance of the type now known as "fire and extended coverage" in an amount not less than One Hundred Percent (100%) of the full replacement value of the Improvements. Such insurance policy or policies shall contain the "Replacement Cost Endorsement," a lender's loss payable endorsement 438 BFU naming Lender as loss payee, and shall name Beneficiary as an additional insured.
              (d) Following any period of construction, boiler and machinery insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, air conditioning, elevator equipment and escalator equipment, provided the Improvements contain equipment of such nature, and insurance against loss of occupancy or use arising from any such breakdown, in such amounts as are reasonably satisfactory to Beneficiary.
              (e) If the Property is located in a special flood hazard area as identified by the Federal Insurance Administration, federally subsidized flood insurance covering the risk of damage to the buildings, fixtures, and other improvements and Personalty located or to be installed upon the Property caused by flooding in the total amount of the Loan or for the maximum amount of subsidized insurance available, whichever is less. In lieu of such flood insurance, Trustor shall submit to Beneficiary evidence satisfactory to Beneficiary that no part of the Property is, or will be, within an area designated as a flood hazard area by the Federal Insurance Administration.

              (f) Public liability and property damage insurance applicable to the Trust Estate in the minimum amounts of One Million Dollars ($1,000,000.00) per person and One Million Dollars ($1,000,000.00) per occurrence for public liability and One Million Dollars ($1,000,000.00) per occurrence for property damage. Such liability insurance shall be issued by one or more insurance companies reasonably satisfactory to Beneficiary and shall name Beneficiary as an additional insured.
              (g) Such other insurance and in such amounts as may from time to time reasonably be required by Beneficiary against the same or other hazards.
All policies of builder's risk, fire and extended coverage and other casualty insurance required by the terms of this Deed of Trust shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Trustor which might otherwise result in forfeiture of the insurance. The policies shall provide that the insurer will waive all rights of set-off, counterclaim or deduction against Trustor.
         5.2 Policies and Premiums. All policies of insurance shall be issued by insurance companies which have a company rating of not less than "A" and a financial rating of not less than Class VI in "Best's Insurance Reports." All policies of builder's risk and other casualty insurance shall have included therein a standard mortgagee protection clause. Trustor shall furnish Beneficiary with an original policy of all policies of required insurance or an original certificate of insurance together with a true and correct copy of each such policy. All such policies shall contain a provision that such policies will not be cancelled or materially amended or altered, including reduction of coverage, without at least thirty (30) days prior written notice to Beneficiary. If Beneficiary consents to Trustor providing any of the required insurance through blanket policies carried by Trustor and covering more than one location, then Trustor shall cause the insurance company to furnish Beneficiary with an endorsement to such policy which sets forth the coverage, the limits of liability, the name of the carrier, the policy number, the expiration date and a statement that the insurance company will not cancel or materially modify or alter the coverage evidenced by the endorsement without first affording Beneficiary at least thirty (30) days prior written notice. In the event Trustor fails to provide, maintain, keep in force or deliver and furnish to Beneficiary the policies of insurance required by Section 5.1, Beneficiary may, but without any obligation to do so, procure such insurance for such risks covering Beneficiary's interest, and Trustor shall pay all premiums thereon promptly upon demand by Beneficiary. If Trustor fails to pay any premium after demand by Beneficiary, Beneficiary, at Beneficiary's option, may advance any sums necessary to maintain and to keep in force such insurance. Any sums so advanced, together with interest thereon at the same rate as provided for on the original indebtedness, shall be secured by this Deed of Trust.
         5.3 Occurrence and Notice of Casualty. In the event of loss or damage to the Trust Estate, or any portion of the Trust Estate, Trustor shall immediately give notice thereof to Beneficiary. Beneficiary may, but without any obligation to do so, make proof of loss, and each insurance company concerned is hereby authorized and directed to make payment for such loss directly to Beneficiary. The insurance proceeds or any part thereof shall be deemed part of the security for the Obligations and shall be applied to restore or repair the portion of the Trust Estate damaged, provided that any insurance proceeds not so applied may be applied by

Beneficiary, at Beneficiary's option, to reduce the indebtedness secured by this Deed of Trust (whether or not then due and payable). Except to the extent that insurance proceeds are received by Beneficiary and applied to the indebtedness secured by this Deed of Trust, nothing herein contained shall be deemed to excuse Trustor from repairing or maintaining the Trust Estate as provided in
Article IV of this Deed of Trust or restoring all damage or destruction to the Trust Estate, regardless of whether there are insurance proceeds available or whether any such proceeds are sufficient in amount. The application or release by Beneficiary of any insurance proceeds shall not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done pursuant to such notice.
         5.4 Disposition of Policies on Foreclosure. In the event Beneficiary exercises the power of sale provisions of this Deed of Trust or makes any other transfer of title or assignment of the Trust Estate in extinguishment in whole or in part of the Obligations, all right, title and interest of Trustor in and to the policies of insurance required by Section 5.1 shall inure to the benefit of and pass to the successor in interest of Trustor or the purchaser or grantee of the Trust Estate.

         ARTICLE VI:  INDEMNIFICATION AND OFF-SET

         6.1 Indemnification by Trustor. Trustor hereby indemnifies and holds Beneficiary harmless in accordance with the following:
              (a) If Beneficiary is made a party defendant to any litigation (except litigation wherein Trustor asserts a claim against Beneficiary and prevails) concerning this Deed of Trust or the Trust Estate or any part of the Trust Estate or interest therein, or the occupancy thereof by Trustor, then Trustor shall indemnify, defend and hold

     Beneficiary harmless from any and all liability by reason of such litigation, including reasonable attorney fees and costs incurred by Beneficiary in any such litigation, whether or not the litigation is prosecuted to judgment. If, following the occurrence and continuance of an Event of Default, Beneficiary commences an action against Trustor to enforce any of the material terms, covenants or conditions of this Deed of Trust or because of the breach by Trustor of any of the material terms, covenants or conditions, or for the recovery of any sum secured hereby, Trustor shall pay to Beneficiary reasonable attorney fees and costs in an amount equal to the amount of such fees and costs actually incurred by Beneficiary. The right to such attorney fees and costs shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If Trustor breaches any material term, covenant or condition of this Deed of Trust, Beneficiary may employ an attorney or attorneys to protect Beneficiary's rights hereunder and in the event of such employment following any breach by Trustor, Trustor shall pay Beneficiary reasonable attorney fees and costs in an amount equal to the amount of such fees and costs actually incurred by Beneficiary, whether or not action is actually commenced against Trustor by reason of such breach.
              (b) If Beneficiary is held liable or could be held liable for, or is subject to any losses, damages, costs, charges or expenses, directly or indirectly on account of any claims for work, labor or materials furnished in connection with or arising from the construction of any building, fixture or other Improvement, then

     Trustor shall indemnify, defend and hold Beneficiary harmless from all liability or expense arising therefrom including reasonable attorney fees and costs.
              (c) Trustor, to the full extent permitted by law, shall indemnify, defend and hold harmless Beneficiary, Beneficiary's directors, officers, employees, agents, participants, successors and assigns from and against any and all loss, cost, expense or liability incurred in connection with any and all claims and proceedings (whether brought by private party or governmental agency) for bodily injury, property damage, abatement or remediation, environmental damage or impairment, or any other injury or damage resulting from or relating to any Hazardous Materials located under or upon or migrating into, under, from or through the Property, which Beneficiary may incur due to the making of the Loan, the exercise of any of Beneficiary's rights under this Deed of Trust or under any other document evidencing or securing the Loan, or otherwise. The foregoing indemnity shall apply: (1) whether or not the release of the Hazardous Materials was caused by Trustor, a tenant or subtenant of Trustor, or a prior owner or tenant of the Property; and (2) whether or not the alleged liability is attributable to the handling, storage, generation, transportation or disposal of Hazardous Materials or the mere presence of Hazardous Materials on the Property. The obligations of Trustor under this Section 6.1(c) shall survive the foreclosure of this Deed of Trust, a conveyance in lieu of foreclosure, the repayment of the Loan proceeds and the discharge and release of the lien and encumbrance of this Deed of Trust.
         6.2 Off-Set. All sums payable by Trustor under this Deed of Trust shall (unless otherwise specifically provided in this Deed of Trust) be paid without notice, demand, counterclaim, set-off, deduction or defense and without abatement, suspension, deferment, diminution or reduction. The Obligations and liabilities of Trustor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (a) any damage to or destruction of, or any condemnation or similar taking of the Trust Estate or any part thereof;
(b) any restriction or prevention of or interference with any use of the Trust Estate or any part thereof; (c) any title defect or encumbrance or any eviction from the Trust Estate or any part thereof by title paramount or otherwise; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Beneficiary, or any action taken with respect to this Deed of Trust by any trustee or receiver of Beneficiary, or by any court, in any such proceeding; (e) any claim which Trustor has or might have against Beneficiary; (f) any default or failure on the part of Beneficiary to perform or comply with any of the terms, covenants or conditions of this Deed of Trust or of any other agreement with Trustor; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing.

                 ARTICLE VII:  IMPOSITIONS

         7.1 Payment of Impositions. Subject to Section 7.3 of this Deed of Trust, Trustor shall pay, prior to delinquency, all Impositions. However, if, by law, any Imposition is payable, or may at the election of the taxpayer be paid in installments, Trustor may pay the same together with any accrued interest on the unpaid balance of such Imposition in installments as the same become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest.

         7.2 Evidence of Payment. Trustor shall, upon request by Beneficiary, furnish to Beneficiary, within thirty (30) days after the date upon which such Imposition is due and payable by Trustor, official receipts of the appropriate taxing authority, or other proof satisfactory to Beneficiary, evidencing the payments thereof.
         7.3 Right to Contest. Trustor shall have the right, before any date set for forfeiture, whether at tax sale, foreclosure on a tax lien or otherwise, to contest or object to the amount or validity of any Imposition by appropriate legal proceedings, but such contest shall not be deemed or construed in any way as relieving, modifying or extending Trustor's covenant to pay any such Imposition at the time and in the manner provided in Section 7.1, unless Trustor has given prior written notice to Beneficiary of Trustor's intent so to contest or object to an Imposition, and unless, at Beneficiary's option: (a) Trustor shall demonstrate to Beneficiary's satisfaction that the legal proceedings shall conclusively operate to prevent the sale of the Trust Estate, or any part thereof, to satisfy such Imposition prior to final determination of such proceedings; or (b) Trustor shall furnish good and sufficient undertaking and sureties as may be required or permitted by law to accomplish a stay of such proceedings.
         7.4 Tax on Deed of Trust. If at any time after the date hereof there shall be assessed or imposed: (a) a tax or assessment on the Trust Estate in lieu of or in addition to the Impositions payable by Trustor; or (b) a license fee, tax or assessment imposed on Beneficiary and measured by or based in whole or in part upon the amount of the outstanding Obligations or upon payments on the Note (whether principal or interest); then all such taxes, assessments and fees shall be deemed to be included within the term "Impositions" as defined in
Section 1.4 of this Deed of Trust, and Trustor shall pay and discharge the same as herein provided with respect to the payment of Impositions. Trustor shall have no obligation to pay any franchise, income, excess profits or similar tax levied on Beneficiary or on the Obligations secured hereby.
         7.5 Reserves for Taxes and Insurance. In furtherance of Section 5.1 and
Section 7.1 of this Deed of Trust and anything to the contrary herein notwithstanding, Trustor, upon request by Beneficiary for reasonable cause shown, shall pay to Beneficiary, on the date monthly installments of interest are payable under the Note, until the Note is paid in full, an amount equal to one-twelfth of the annual Impositions reasonably estimated by Beneficiary to pay the installment of Impositions next due on the Trust Estate; and one-twelfth of the annual aggregate insurance premium on all policies of insurance required in
Section 5.1. Upon such request, Trustor shall thereafter cause all bills, statements or other documents relating to Impositions and insurance premiums to be sent to Beneficiary. Provided Trustor has deposited sufficient funds with Beneficiary pursuant to this Section 7.5, Beneficiary shall pay such amounts as may be due thereunder out of the funds so deposited with Beneficiary. If at any time and for any reason the funds deposited with Beneficiary pursuant to this
Section 7.5 are or will be insufficient to pay such amounts as may then or subsequently be due, Beneficiary shall notify Trustor and Trustor shall immediately deposit an amount equal to such deficiency with Beneficiary. Nothing contained herein shall cause Beneficiary to be deemed a trustee of such funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Beneficiary pursuant to this Section 7.5. Beneficiary shall not be obligated to pay any interest on any sums held by Beneficiary pending disbursement or application hereunder, and Beneficiary may impound or reserve for future payment of Impositions and insurance premiums such portion of such payments as Beneficiary, in Beneficiary's absolute discretion, may deem proper. In the event that upon request from Beneficiary pursuant to this Section 7.5 Trustor fails to deposit with Beneficiary sums sufficient to pay fully such Impositions and insurance premiums at least thirty (30) days before delinquency thereof, Beneficiary, at Beneficiary's election, but without any obligation to do so, may advance any amounts required to make up the deficiency, which advances, if any, shall be secured by this Deed of Trust, and shall be repayable to Beneficiary, with interest from the date advanced, at the rate of interest specified in the Note.

            ARTICLE VIII:  ADDITIONAL COVENANTS

         8.1 Payment of Utilities. Trustor shall pay when due all utility charges relating to the Trust Estate which may become a lien or charge against the Trust Estate or any portion thereof, for gas, electricity, water or sewer services furnished to the Trust Estate and all assessments or charges of a similar nature, whether public or private, affecting the Trust Estate or any portion thereof, whether or not such assessments or charges are liens thereon.
         8.2 Defense of Title. Trustor shall appear in and defend any action or proceeding purporting to affect the security hereof, the Trust Estate, or the rights or powers of Beneficiary or Trustee. Should Beneficiary elect in good faith to appear in or defend any such action or proceeding, Trustor shall pay all costs and expenses, including costs of evidence of title and reasonable attorney fees and costs, incurred by Beneficiary or Trustee.
         8.3 Performance in Trustor's Stead. Should Trustor fail to make any payment or to do any act as provided in this Deed of Trust, then Beneficiary or Trustee, but without any obligation to do so, without notice to or demand upon Trustor and without releasing Trustor from any obligation hereunder, may: (a) make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof (Beneficiary or Trustee being authorized to enter upon the Trust Estate for such purposes);
(b) commence, appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; (c) pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either Beneficiary or Trustee appears to be superior to the lien of this Deed of Trust; and (d) in exercising any such powers, incur any liability, expend such reasonable amounts as Beneficiary may deem necessary therefor, including cost of evidence of title, employment of attorneys, and payment of reasonable attorney fees and costs. All such amounts expended by either or both Trustee or Beneficiary shall, at the election of Beneficiary, be added to the principal indebtedness secured by this Deed of Trust and shall accrue interest in accordance with the terms of the Note.
         8.4 Repayment of Advances. Trustor shall immediately repay to Beneficiary all sums, other than Loan proceeds, with interest thereon as provided in the Note, which at any time may be paid or advanced by Beneficiary for the payment of insurance premiums, taxes, assessments, other governmental, municipal, or other charges or Impositions, title searches, title reports or abstracts, and any other advances made by Beneficiary which are reasonably necessary to maintain this Deed of Trust as a prior, valid and subsisting lien upon the Trust Estate, to preserve and protect Beneficiary's interest in this Deed of Trust, or to preserve, repair or maintain the Trust Estate. All such advances shall be wholly optional on the part of Beneficiary, and Trustor's obligation to repay the same, with interest, to Beneficiary shall be secured by the lien of this Deed of Trust.

         8.5 No Removal of Fixtures. Trustor shall not, during the existence of this Deed of Trust and without the prior written consent of Beneficiary, remove from the Property any building, fixture, structure or other improvement at any time affixed or constructively affixed to the Property or any portion of the Property, or any Personalty, except in the ordinary course of Trustor's business.
         8.6 Further Assurance. Trustor shall execute and deliver to Beneficiary such further instruments, including, without limitation, Uniform Commercial Code Financing Statements and Continuation Statements, and do such further acts as may be necessary or as may reasonably be required by Beneficiary to carry out more effectively the purposes of this Deed of Trust and to subject to the lien and encumbrance created or intended to be created hereby any property, rights or interests covered or intended to be covered by this Deed of Trust. Trustor hereby authorizes (to the extent such authorization is valid under applicable law) Beneficiary to execute and file, without Trustor's signature, such Uniform Commercial Code Financing Statements and Continuation Statements as Beneficiary may deem necessary in order to perfect or continue the perfection of the security interests created by this Deed of Trust.
         8.7 No Further Encumbrances. Except for the Permitted Encumbrances and the liens and encumbrances of this Deed of Trust and financing statements of even date herewith, executed by Trustor in favor of Beneficiary, Trustor shall not create, permit or suffer to exist, and, at the responsible Trustor's expense, will defend the Trust Estate and take such other action as is necessary to remove any lien, claim, charge, security interest or encumbrance in or to the Trust Estate, or any portion of the Trust Estate.

         8.8 No Conveyance of Property. Trustor shall not sell, convey or alienate the Property or any portion thereof, or any interest therein to any person or entity, without the prior written consent of Beneficiary. In the event Trustor shall sell, convey or alienate all or any portion of the Property, or any interest therein, in violation of the foregoing, or be divested of title to the Property in any manner, whether voluntarily or involuntarily, then the entire principal indebtedness of the Loan, as evidenced by the Note, and all other Obligations secured by this Deed of Trust, irrespective of the maturity date expressed therein, at the option of Beneficiary, and without prior demand or notice, shall become immediately due and payable.
         8.9 Application of Payments. If at any time during the term of this Deed of Trust Beneficiary receives or obtains a payment, installment or sum which is less than the entire amount then due under the Note secured by this Deed of Trust and under all other instruments further evidencing or securing the Obligations, then Beneficiary shall, notwithstanding any instructions which may be given by Trustor, have the right to apply such payment, installment or sum, or any part thereof, to such of the items or Obligations then due from Trustor or to Beneficiary as Beneficiary, in Beneficiary's sole discretion, may determine.
         8.10 Hazardous Substances. Trustor shall comply with all applicable federal, state and local laws, regulations, rules and ordinances governing the handling, storage, generation, transportation and disposal of Hazardous Materials as the same affect or may affect the operation of Trustor's present business on or with respect to the Trust Estate. In addition, Trustor shall not without the prior written consent of Beneficiary undertake any new business venture or operation on or affecting the Trust Estate which now requires or may hereafter require compliance with any federal, state or local law, regulation, rule or ordinance governing

Hazardous Materials. If requested by Beneficiary from time to time during the continuance of this Deed of Trust, Trustor shall submit to Beneficiary a report, in form satisfactory to Beneficiary, certifying that the Trust Estate is not being used in any regulated activities directly or indirectly involving the use, handling, storage, generation, transportation and disposal of Hazardous Materials. Beneficiary reserves the right, in Beneficiary's sole and absolute discretion, to retain, at Trustor's expense, an independent professional consultant to review any report prepared by Trustor and to conduct its own investigation of the Trust Estate. Trustor hereby grants to Beneficiary, its agents, employees, consultants and contractors, the right to enter upon the Trust Estate and to perform such tests as are reasonably necessary to conduct such a review or investigation.
         8.11 Access Laws. Trustor makes the following covenants with Beneficiary with respect to the Access Laws:
              (a) Trustor and the Property shall at all times strictly comply with the requirements of Access Laws. At any time, Beneficiary may require a certificate of compliance with the Access Laws and indemnification agreement in a form reasonably acceptable to Beneficiary. Beneficiary may also require a certificate of compliance from an architect, engineer or other third party acceptable.
              (b) Notwithstanding any provisions set forth herein or in any security instrument, Trustor shall not alter or permit any tenant or other person to alter the Property in any manner which would increase Trustor's responsibilities for compliance with the Access Laws without the prior written approval of Beneficiary. In connection with such approval, Beneficiary may require a certificate of compliance with the Access Laws from an architect, engineer or other party acceptable to Beneficiary.
              (c) Trustor shall give prompt written notice to Beneficiary of the receipt by Trustor of any claims of violation of any of the Access Laws and of the commencement of any proceedings or investigations which relate to compliance with the Access Laws.
              (d) Trustor shall indemnify and hold harmless Beneficiary from and against any and all claims, demands, damages, costs, expenses, losses, liabilities, penalties, fines and other proceedings, including, without limitation, reasonable attorney fees and expenses arising directly or indirectly from or out of or in any way connected with any failure of the Property to comply with the Access Laws. The obligations and liabilities of Trustor under this subsection shall survive any termination, satisfaction, assignment, judicial or non-judicial foreclosure proceeding, or delivery of a deed in lieu of foreclosure with respect to this agreement, any security instrument and the Property.
             ARTICLE IX:  CONDEMNATION AWARDS

     Trustor shall promptly give notice to Beneficiary of any condemnation proceeding or any taking for public improvements. If the Trust Estate or any portion thereof should be taken or damaged by reason of any public improvement or condemnation proceeding, Beneficiary shall be entitled: (1) to receive all compensation, awards and other payments or relief for such taking or condemnation; (2) at Beneficiary's option and in Beneficiary's own name, to commence, appear in and prosecute in Beneficiary's own name any action or proceeding relating to such taking or condemnation; and (3) to make any compromise or settlement in connection with any such taking or condemnation. All such compensation, awards, damages, causes of action, proceeds or other payments shall be deemed part of the security for the Obligations and are hereby assigned to Beneficiary. Beneficiary, after deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit or before or after judgment), including reasonable attorney fees incurred by Beneficiary in connection with such compensation, shall apply any and all moneys so received by Beneficiary to restore or repair damage to the remaining Trust Estate, provided that any proceeds not so applied may be applied by Beneficiary, at Beneficiary's option, to reduce the indebtedness secured by this Deed of Trust (whether or not then due). The application or release by Beneficiary of any condemnation awards or other compensation shall not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done pursuant to such notice. Subject to the foregoing, Trustor shall execute and deliver to Beneficiary such further assignments of such compensation, awards, damages, causes of action, proceeds or other payments as Beneficiary may from time to time require.
       ARTICLE X:  ASSIGNMENT OF RENTS AND CONTRACTS

         10.1 Assignment. As additional security for the Obligations secured by this Deed of Trust, Trustor hereby assigns, sells, transfers and conveys to Beneficiary during the continuance of this Deed of Trust, all contracts, leases, subleases and agreements relating to the sale, lease, sublease or use of any portion of the Trust Estate or the Property, together with all sales proceeds, rents, subrents, issues, royalties, income and profits of and from the Trust Estate. Until the occurrence of an Event of Default, Trustor may collect and use all such sales proceeds, rents, subrents, issues, royalties, income and profits and may retain, use and enjoy the Trust Estate as they become due and payable. Upon the occurrence and continuance of an Event of Default hereunder, Trustor's right to collect and use any of such proceeds shall cease, and Beneficiary shall have the right, with or without taking possession of the Trust Estate, and either in person, by agent or through a court appointed receiver (Trustor hereby consents to the appointment of Beneficiary or Beneficiary's designee as such receiver), to sue for or otherwise collect all such sales proceeds, rents, subrents, issues, royalties, income and profits, including those past due and unpaid. Any sums so collected, after the deduction of all costs and expenses of operation and collection (regardless of the particular nature thereof and whether incurred with or without suit or before or after judgment), including reasonable attorney fees, shall be applied toward the payment of the Obligations. Such right of collection and use of such proceeds by Beneficiary shall obtain both before and after the exercise of the power of sale provisions of this Deed of Trust, the foreclosure of this Deed of Trust and throughout any period of redemption. The rights granted under this Section 10.1 shall in no way be dependent upon and shall apply without regard to whether all or a portion of the Trust Estate is in danger of being lost, removed or materially injured, or whether the Trust Estate or any other security is adequate to discharge the Obligations secured by this Deed of Trust. Beneficiary's failure or discontinuance at any time to collect any of such proceeds shall not in any manner affect the right, power and authority of Beneficiary thereafter to collect the same. Nothing contained herein, nor Beneficiary's exercise of Beneficiary's right to collect such proceeds, shall be, or be construed to be, an affirmation by Beneficiary of any contractual interest, tenancy, lease, sublease, option or other interest in the Trust Estate, or an assumption of liability under, or a subordination of the lien or charge of this Deed of Trust to any contractual interest, tenancy, lease, sublease, option or other interest in the Trust Estate. All purchasers, tenants, lessees, sublessees and other persons who have any obligation to make any payment to Trustor in connection with the Trust Estate or any portion thereof are hereby authorized and directed to pay the rents, subrents, issues, royalties, income, profits and other payments payable by them with respect to the Trust Estate, or any portion thereof, directly to Beneficiary on the demand of Beneficiary. Beneficiary's receipt of such sales proceeds, rents, subrents, issues, royalties, income and profits shall be a good and sufficient discharge of the obligation of the purchaser, tenant, lessee, sublessee or other person concerned to make the payment connected with the amount so received by Beneficiary.
         10.2 No Waiver of Rights by Collection of Proceeds. The entering upon and taking possession of the Trust Estate or any portion of the Trust Estate or the collection of sale proceeds, rents, subrents, issues, royalties, income, profits, proceeds of fire and other insurance policies, or compensation or awards for any taking or damaging of the Trust Estate, or the application or release thereof as aforesaid, shall not cure or waive any Event of Default or notice of default hereunder, shall not invalidate any act done pursuant to such notice of default, and shall not operate to postpone or suspend the obligation to make, or have the effect of altering the size of, any scheduled installments provided for in any of the Obligations secured by this Deed of Trust.
         10.3 Indemnification. Trustor shall indemnify and hold Beneficiary harmless from and against all claims, demands, judgments, liabilities, actions, costs and fees (including reasonable attorney fees and costs) arising from or related to receipt by Beneficiary of the sale proceeds, rents, subrents, issues, royalties, income and profits from the Trust Estate or any portion of the Trust Estate, except negligent or willful acts of Beneficiary.

          ARTICLE XI:  ASSIGNMENT OF UTILITY TAPS

         Trustor hereby assigns to Beneficiary all right, title and interest of Trustor in and to any and all contracts, agreements or commitments between Trustor and any utility company, water company or user association, or telephone company, to furnish electricity, natural gas or oil, telephone, sewer, water or other such services, or to provide hook-ups, connections, lines or other necessary taps to the Property and the buildings, fixtures and other Improvements constructed and to be constructed thereon. Such assignment shall become effective immediately upon the occurrence of an Event of Default. Trustor hereby irrevocably appoints Beneficiary as Trustor's true and lawful attorney-in-fact, coupled with an interest, to execute, acknowledge and deliver any instruments and to do and perform any act in the name and on behalf of Trustor necessary to maintain and continue all contracts, agreements or commitments with any such utility company and, otherwise, to perform all acts necessary to assure uninterrupted utility service to the Property, the buildings, fixtures and other Improvements constructed and to be constructed thereon.

       ARTICLE XII:  EVENTS OF DEFAULT AND REMEDIES

         12.1 Events of Default. The occurrence and continuance of any one of the following shall constitute an Event of Default under this Deed of Trust:
              (a) Failure by Trustor to observe and perform any term, covenant or condition to be observed or performed by Trustor contained in this Deed of Trust, the Note or any other instrument or document evidencing or securing the Loan.

              (b) Any representation or warranty of Trustor contained in this Deed of Trust, the Note or any other instrument or document evidencing or securing the Loan was untrue when made.
              (c) A default by Trustor under the terms of any other promissory note, deed of trust, security agreement, undertaking or arrangement between Trustor and Beneficiary now in existence or hereafter arising.
         12.2 Notice. Unless otherwise expressly provided by the terms of this Deed of Trust or any other applicable instrument or document, if an Event of Default shall occur, Beneficiary shall give written notice of such occurrence to Trustor as follows:
              (a) Trustor shall not be entitled to any notice regarding defaults with respect to regularly scheduled payments of principal and accrued interest under the Note. However, in the event of any other monetary default, Trustor shall have fifteen (15) days following receipt of written notice from Beneficiary in which to cure such default.
              (b) In the event of a nonmonetary default, Trustor shall have fifteen (15) days after receipt of written notice from Beneficiary specifying the nonmonetary default in which to effect a cure. However, if the nonmonetary default cannot reasonably be corrected within such fifteen
     (15) day period, Trustor shall have an additional thirty (30) days to remedy such nonmonetary default if Trustor notifies Beneficiary of the manner in which the nonmonetary default shall be cured and if appropriate corrective action is instituted within the initial fifteen (15) day period and is diligently pursued thereafter.

         12.3 Division of Trust Estate. Upon the occurrence and continuance of an Event of Default and if there are Hazardous Materials then present on the Property, Beneficiary, at Beneficiary's election and without any obligation to do so, may divide the Trust Estate into any number of parcels to facilitate the sale of the Trust Estate at a foreclosure sale. In connection therewith, Beneficiary may: (a) enter upon the Trust Estate and conduct or cause to be conducted inspections and surveys of the Trust Estate; (b) divide the Trust Estate in such manner as to segregate any Hazardous Materials into one or more distinct parcels; and (c) elect to sell at foreclosure sale only those portions of the Trust Estate that are not contaminated by or do not contain Hazardous Materials. Trustor hereby consents to such division and sale of the Trust Estate.
         12.4 Acceleration; Notice. Upon the occurrence and continuance of an Event of Default, Beneficiary shall have the option, in addition to any other remedy Beneficiary may have under the Note, to declare by notice to Trustor all sums secured by this Deed of Trust immediately due and payable and elect to have the Trust Estate sold in the manner provided herein. In the event Beneficiary elects to sell the Trust Estate, Beneficiary shall execute or cause Trustee to execute a written notice of default and election to cause the Trust Estate to be sold to satisfy the Obligations. Such notice shall be filed for record in Salt Lake County, Utah.
         12.5 Exercise of Power of Sale. After the lapse of such time as may then be required by law following the recordation of the notice of default, and notice of default and notice of sale having been given as then required by law, Trustee, without demand on Trustor, except as provided by law, shall sell the Trust Estate on the date and at the time and place designated in the notice of sale, either as a whole or in separate parcels, and in such order as

Beneficiary may determine (but subject to any statutory right of Trustor to direct the order in which the Property, if consisting of several known lots or parcels, shall be sold), at public auction to the highest bidder, the purchase price payable in lawful money of the United States at the time of sale. The person conducting the sale may, for any cause deemed expedient, postpone the sale from time to time until it shall be completed. In every such case, notice or postponement shall be given by public declaration thereof by such person at the time and place last appointed for the sale; provided, if the sale is postponed for longer than seventy-two (72) hours beyond the day designated in the notice of sale, notice of the time, date and place of sale shall be given in the same manner as the original notice of sale. Trustee shall execute and deliver to the purchaser a Trustee's Deed conveying the property so sold, but without any covenant or warranty, expressed or implied. The recitals in the Trustee's Deed of any matters or facts relating to the exercise of the power of sale and the sale of the Trust Estate shall be conclusive proof of the truthfulness thereof. Any person, including Beneficiary, may bid at the sale. Trustee shall apply the proceeds of the sale to payment of: (a) the costs and expenses of exercising the power of sale and of the sale, including the payment of the Trustee's fees and attorney fees and costs; (b) all sums expended or advanced by Beneficiary in conjunction with any provisions of this Deed of Trust, not then repaid, with accrued interest thereon from the date of expenditure, at a floating rate of interest calculated by adding to the amount of the Prime Rate, five percent (5.0%), per annum; (c) all sums then secured by this Deed of Trust, including interest and principal on the Note; and (d) the remainder, if any, to the person or persons legally entitled thereto, or Trustee, in Trustee's discretion, may deposit the balance of such proceeds with the County Clerk of Salt Lake County, Utah.

         12.6 UCC Remedies. Beneficiary, with regard to the security interest in all Personalty granted to Beneficiary under the Granting Clauses of this Deed of Trust, shall have the right to exercise, from time to time, any and all rights and remedies available to Beneficiary, as a secured party under the Uniform Commercial Code of Utah, and any and all rights and remedies available to Beneficiary under any other applicable law. Upon written demand from
Beneficiary, Trustor shall, at Trustor's expense, assemble the Personalty and make the Personalty available to Beneficiary at the Property.
         12.7 Foreclosure as a Mortgage. If an Event of Default occurs and continues hereunder, Beneficiary shall have the option to foreclose this Deed of Trust in the manner provided by law for the foreclosure of mortgages on real property and Beneficiary shall be entitled to recover in such proceedings all costs and expenses incident thereto, including reasonable attorney fees and costs, in such amounts as shall be fixed by the court.
         12.8 Receiver. If an Event of Default occurs and continues, Beneficiary, as a matter of right and without regard to the then value of the Trust Estate or the interest of Trustor therein, shall have the right upon notice to Trustor to apply to any court having jurisdiction over the subject matter to appoint a receiver or receivers of the Trust Estate. Any such receiver or receivers shall have all the usual powers and duties of a receiver and shall continue as such and may exercise all such powers until completion of the sale of the Trust Estate or the foreclosure proceeding, unless the receivership is sooner terminated.
         12.9 No Remedy Exclusive. No remedy conferred upon or reserved to Beneficiary under this Deed of Trust shall be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Deed of Trust or the Note, or now or hereafter existing at law or in equity or by statute. No delay or failure to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.
         12.10 Cross Default. The occurrence and continuance of an Event of Default under this Deed of Trust, the Note or any other agreement or arrangement between Trustor and Beneficiary now existing or entered into hereafter shall constitute a default under all such documents, including, without limitation, this Deed of Trust and the Note as well as any other such agreement or arrangement.

          ARTICLE XIII:  MISCELLANEOUS PROVISIONS

         13.1 Notices. Except as otherwise provided herein, all notices shall be in writing and shall be deemed to have been sufficiently given or served when presented personally or on the fifth day following the day on which the same is deposited in the United States Mail, by registered or certified mail, postage prepaid, addressed as follows:
         If to Trustor, to:      Dick Simon Trucking, Inc.
                                 4646 South 500 West
                           Salt Lake City, Utah 84123
                    Attn: Mr. Alban B. Lang, Chief Financial
                                       Officer, Treasurer and Secretary

         If to Beneficiary, to:  U.S. Bank of Utah
                                 107 South Main Street
                           Salt Lake City, Utah 84111
                                 Attn: Ms. Pauline Vosburgh
                                Corporate Banking

         If to Trustee, to:      First American Title Company of Utah
                                 330 East Fourth South
                           Salt Lake City, Utah 84111

Such addresses may be changed by notice to the other parties in the same manner as above provided.
         13.2 Severability. If any provision of this Deed of Trust shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions contained in this Deed of Trust or render the same invalid, inoperative or unenforceable to any extent whatsoever.
         13.3 Amendments, Changes and Modifications. This Deed of Trust may not be amended, changed, modified, altered or terminated without the prior written consent of both Beneficiary and Trustor.
         13.4 Governing Law. This Deed of Trust shall be governed exclusively by and construed in accordance with the applicable laws of the State of Utah.
         13.5 Interpretation. Whenever the context shall require, the plural shall include the singular, the whole shall include any part thereof, and any gender shall include both other genders. The article and section headings contained in this Deed of Trust are for purposes of reference only and shall not limit, expand or otherwise affect the construction of any provisions hereof.
         13.6 Binding Effect. This Deed of Trust shall be binding upon shall inure to the benefit of the respective successors and assigns of Beneficiary and Trustor.
         13.7 Waivers. Beneficiary's failure at any time or times hereafter to require strict performance by Trustor of any of the undertakings, agreements or covenants contained in this Deed of Trust shall not waive, affect or diminish any right of Beneficiary hereunder to demand strict compliance and performance therewith. Any waiver by Beneficiary of any Event of Default under this Deed of Trust shall not waive or affect any other Event of Default hereunder, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements or covenants of Trustor under this Deed of Trust shall be deemed to have been waived by Beneficiary, unless such waiver is evidenced by an instrument in writing signed by an officer of Beneficiary and directed to Trustor specifying such waiver.
         13.8 Access. Beneficiary, or Beneficiary's authorized agents and representatives, is hereby authorized and shall have the right, at all reasonable times during the existence of this Deed of Trust and without prior written notice to Trustor, to enter upon the Trust Estate or any portion of the Trust Estate for the purpose of inspecting the Trust Estate or for the purpose of performing any of the acts that Beneficiary is authorized under this Deed of Trust to perform.
         13.9 Attorney Fees. Beneficiary and Trustor agree that should either of them default in any of the covenants or agreements contained herein, the defaulting party shall pay all costs and expenses, including reasonable attorney fees, incurred by the non-defaulting party to protect its rights hereunder, regardless of whether an action is commenced or prosecuted to judgment.
         13.10 Successor Trustee. Beneficiary may appoint a successor trustee at any time by filing for record in the office of the County Recorder of each county in which the Trust Estate or some part thereof is situated a substitution of trustee. From the time the substitution is filed of record, the new Trustee shall succeed to all the powers, duties, authority and title of the Trustee named herein or of any successor trustee. Each such substitution shall be executed and acknowledged, and notice thereof shall be given and proof thereof made in the manner provided by law.

         13.11 Acceptance of Trust. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or any action or proceeding in which Trustor, Beneficiary, or Trustee shall be party, unless brought by Trustee.
         13.12 Request for Notice of Default. Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to Trustor at the address set forth in Section 13.1 of this Deed of Trust.
         13.13 Counterparts. This Deed of Trust may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.

         DATED effective as of the date first above written.


                           TRUSTOR:

                           DICK SIMON TRUCKING, INC., a Utah
                              corporation


                           By: /s/Richard D. Simon, President
                               ------------------------------
                               RICHARD D. SIMON, President


                           BENEFICIARY:

                     U.S. BANK OF UTAH, a Utah state banking
                              corporation


                           By: /s/ Pauline Vosburgh
                               ------------------------------
                        PAULINE VOSBURGH, Vice President

STATE OF UTAH      )
                   : ss.
COUNTY OF SALT LAKE )


         The foregoing instrument was acknowledged before me this 23rd day of May, 1996, by RICHARD D. SIMON, who is the President of DICK SIMON TRUCKING, INC., a Utah corporation.

                           /s/ Alban B. Lang
                           ------------------------------------------
                           NOTARY PUBLIC
                           Residing at Salt Lake County, Utah
My Commission Expires:
April 20, 1999
- - ---------------------





STATE OF UTAH      )
                   : ss.
COUNTY OF SALT LAKE )


         The foregoing instrument was acknowledged before me this 23rd day of May, 1996, by PAULINE VOSBURGH, who is a Vice President of U.S. BANK OF UTAH, a Utah state banking corporation.

                           /s/ Alban B. Lang
                           ------------------------------------------
                           NOTARY PUBLIC
                           Residing at Salt Lake County, Utah
My Commission Expires:
April 20, 1999
- - ---------------------



99\96\trus041296.dee

                        EXHIBIT "A"

                   PROPERTY DESCRIPTION



         The following  described  real property is located in Salt Lake County,
Utah:


     Part of the North half of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet from the North quarter corner of said Section 24, to a point on the Southline of the 2100 South Freeway Right-of-Way line and running thence North
     89(degree)53'03" East 330.72 feet along said South line; thence South 0(degree)05'53" West 586.45 feet; thence North 89(degree)49'59" East 330.87 feet; thence South 0(degree)05'04" West 1998.47 feet to the East-West center of section line; thence South 89(degree)40'47" West 1263.69 feet along said East-West center of Section line; thence North 0(degree)06'42" East 1532.08 feet to the South line of the Gates Rubber Company property; thence North 89(degree)40'44" East 535.00 feet along said South line to the Southeast corner of the Gates Rubber Company property; thence North 0(degree)06'42" East 1050.00 feet along the East line of the Gates Rubber Company property to the South line of the 2100 South Frontage Road; thence North 85(degree)26'00" East 66.22 feet along said South line to the point of beginning.

     Excluding from the above-described property all the property formerly known as Lots 25, 26 and 27, Block 5, Town of El Dorado Plat "A", together with one-half (1/2) the vacated street and alleys abutting said lots.

     Also excepting therefrom the following:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, South 85(degree)26'00" West 66.22 feet, South 0(degree)06'42" West 1050.00 feet and South 89(degree)40'44"; West 445.00 feet from the North quarter corner of said Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian; said point also lies on the South line of the Gates Rubber Company property and running thence South 0(degree)06'42" West 60.00 feet; thence South 89(degree)40'44" West 90.00 feet; thence North 0(degree)06'42" East 60.00 feet to the Southwest corner of the Gates Rubber Company property; thence North 89(degree)40'44" East 90.00 feet along the South line of the Gates Rubber Company property to the point of beginning.

     Also excepting therefrom the following:

     Part of the Northeast quarter of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian, described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, North 89(degree)53'03" East 330.72 feet and South 0(degree)05'53" West
     586.45 feet from the North quarter corner of Section 24, Township 1 South, Range 2 West, Salt Lake Base
     and Meridian (said point lies on an East line of the property conveyed to RICHARD D. SIMON in the certain Special Warranty Deed recorded June 14, 1994, as Entry No. 5849753, in Book 6961, at page 1889 of the official records); and running thence North 89(degree)49'59" East 330.87 feet along a North line of said RICHARD D. SIMON property; thence South 0(degree)05'04" West 263.31 feet along the East of said RICHARD D. SIMON property; thence South 89(degree)49'59" West 330.93 feet; thence North 0(degree)05'53" East 263.31 feet to the point of beginning.

     Tax I.D. No. 14-24-201-003-0000.

                        EXHIBIT "B"

                  PERMITTED ENCUMBRANCES



1.   Taxes for the year 1996 now a lien, not yet due.  Tax ID No.
     14-24-201-003-0000.

2.   Said  property  is  included   within  the  boundaries  of   Granger-Hunter
     Improvement District, for the purpose of supplying water and sewage facilities to said District.

3. Said property is included within the incorporated city limits of West Valley City, a municipal corporation of the State of Utah, and is subject to any special assessments for improvements or services as may be therein provided.

4. That certain Survey prepared by AAA Engineering & Drafting, dated April 26, 1996, Job No. SGP 2378, which discloses, among other things:

     (a) The encroachment of a wire fence on to the southeast corner of the Property;

     (b) A power line over the northerly portion of the Property;

     (c) Proposed 2400 South Street along the South line of the Property;

     (d) A sewer line across the Property; and

     (e) An electric conduit across the Property.

                       GUARANTY


         THIS GUARANTY ("Guaranty") is made and entered into effective as of the 23rd day of May 1996, by SIMON TRANSPORTATION SERVICES INC., a Nevada corpoaration ("Guarantor"), to and for the benefit of U.S. BANK OF UTAH, a Utah state banking corporation, its assigns and participants ("Lender").

                     R E C I T A L S:

     A. Dick Simon Trucking, Inc., a Utah corporation ("Borrower"), has requested that Lender make a loan (the "Loan"), in the principal amount of TEN MILLION DOLLARS ($10,000,000.00), the proceeds of which are to be used by Borrower to construct a truck terminal and office complex, together with appurtenant parking and related facilities and improvements (the "Improvements") on that certain real property owned by Borrower located in Salt Lake County, Utah, more particularly described on Exhibit "A" attached to and incorporated by reference in this Guaranty (the "Property").
     B. The Loan is to be evidenced and secured by the following instruments and documents to be entered into between Borrower and Lender: a Loan Agreement (the "Loan Agreement"), a Promissory Note in the original principal amount of the Loan (the "Note"), a Deed of Trust and Security Agreement (the "Deed of Trust"), Assignments of Plans and Specifications and Rights Under Architectural Contract, an Assignment of Construction Contract, a Security Agreement and Uniform Commercial Code Financing Statements (all such documents are hereinafter collectively referred to as the "Loan Documents").

     C. Lender requires, as a condition precedent to making the Loan, that Guarantor guarantee the payment of all principal, interest and other charges, costs and fees provided for in the Note and the other Loan Documents, and the performance by Borrower of all terms, covenants and conditions to be performed, satisfied and observed by Borrower under the provisions of the Loan Documents.
     D. Lender has committed to fund the Loan based in part upon the execution of this Guaranty and Borrower and Guarantor have accepted the terms and conditions of the Loan set forth in the Loan Documents.
         NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower, and in consideration of other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor agrees as follows:
         1. Guaranty. Guarantor hereby unconditionally and absolutely guarantees the following (collectively the "Obligations"):
              (a) The payment and performance of each and every covenant, condition and obligation of Borrower under the Note, the Deed of Trust and the other Loan Documents;
              (b) The payment of all disbursements, advances, debts, obligations and liabilities relating to the Loan, now or hereafter made, incurred or created, whether voluntarily or involuntarily, or however arising, whether due or not due, by acceleration or otherwise, whether absolute or contingent, liquidated or unliquidated, which are owed by Borrower to Lender pursuant to any of the Loan Documents;

              (c)  The  payment  of  all  fees,  charges,  expenses,  reasonable attorney fees and costs of court chargeable to Borrower or incurred by Lender under this Guaranty or any of the Loan Documents;
              (d) Any deficiency amount resulting from the foreclosure or other sale of the Property or other property securing the Loan; and
              (e) Any and all extensions, amendments, modifications or renewals of any of the foregoing.
         2. Satisfaction by Guarantor. In the event any of the Obligations are not satisfied when due, Guarantor, upon demand by Lender, shall forthwith satisfy such Obligations or, if the maturity thereof shall have been accelerated by Lender, Guarantor will forthwith satisfy all Obligations of Borrower. No such satisfaction shall discharge the liability of Guarantor until all Obligations have been satisfied in full. In addition, Guarantor shall pay to Lender, upon demand, all losses, reasonable costs and expenses, including, without limitation, attorney fees and court costs, incurred by Lender in attempts to satisfy the Obligations or the liability of Guarantor under this Guaranty.
         3. Consent of Guarantor. Guarantor hereby authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, from time to time, to:
              (a) Renew, compromise,  extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Obligations or any part thereof, including, without limitation, the increase or decrease of the rate or amount of Obligations and the exchange, enforcement, waiver and release of any security therefor;

              (b)  Apply  to  the  Obligations   any  security   underlying  the
     Obligations and direct the order or manner of sale thereof as Lender in Lender's discretion may determine;
              (c) Release or substitute any endorser or Guarantor without affecting the obligations of any remaining Guarantor;
              (d) Assign this Guaranty in whole or in part;
              (e) Exchange, release or surrender to Borrower or to Guarantor, or to any pledgor or grantor any collateral for the Obligations, or waive, release or subordinate any security interest, in whole or in part, now or hereafter held by Lender as security for any of the Obligations;
              (f)  Waive or delay  the  exercise  of any of  Lender's  rights or remedies arising out of or pertaining to the Loan against Borrower, Guarantor or any other person or entity;
              (g) Take or omit to take any action or enforce any right, power or remedy referred to or conferred by this Guaranty or any of the Loan Documents; and
              (h) Apply payments by Borrower, Guarantor or any other person or entity to any of the Obligations.
         4.   Waivers by Guarantor.  Guarantor hereby waives:
              (a) Any legal or  equitable  rights to  require  Lender to proceed against Borrower, proceed against or exhaust any security for the Obligations or pursue any other remedy Lender may have against Borrower;

              (b) Any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of Guarantor against Borrower or any security for the Loan;
              (c) Any right of subrogation Guarantor may have against Borrower and the enforcement of any remedy which Lender now has or may hereafter acquire against Borrower;
              (d) Any benefit of, and any right to participate in, any security for the Obligations now or hereafter held by Lender; and
              (e) All notices of presentment, demand, protest and notice of nonperformance or nonpayment, and any other demands and notices required by law, except as such waiver may be expressly prohibited by law.
         5. Insolvency of Borrower. If now or hereafter: (a) Borrower becomes insolvent; or (b) the Obligations are not fully secured by collateral pledged by Borrower to Lender, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower and their respective successors, any claim or right to payment Guarantor may now or may hereafter have or acquire against Borrower by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. Section 547(b), or any successor provision of the Federal bankruptcy laws. In the event of insolvency and subsequent liquidation of the assets of Borrower, through bankruptcy, by assignment for the benefit of creditors, by voluntary liquidation or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Obligations. Guarantor shall indemnify Lender from any preference liability as well as the costs of defending a preference suit in a bankruptcy case involving Borrower. Guarantor hereby waives any right of indemnity, reimbursement, contribution or subrogation from Borrower.
         6. Absolute Guaranty. The obligations of Guarantor under this Guaranty are absolute and unconditional and are independent of the Obligations of Borrower and any other guarantor of the Obligations. A separate action or actions may be brought and prosecuted against Guarantor, whether action is brought against Borrower or any such other guarantor or whether Borrower or any such other guarantor is joined in any such action or actions. The liability of Guarantor to Lender shall not in any manner be affected by any action taken or not taken by Lender, nor by the partial or complete unenforceability or invalidity of any other guaranty, surety agreement, pledge, assignment or other security for any of the Obligations.
         7. Subordination of Borrower's Indebtedness to Guarantor. Any indebtedness of Borrower now or hereafter owed to or held by Guarantor is hereby subordinated to the Obligations of Borrower owed and to be owed to Lender. Any such indebtedness of Borrower to Guarantor, if Lender so requests, shall be collected, enforced and received by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Obligations of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantor under the provisions of this Guaranty.
         8. Accuracy of Financial Statements. Guarantor recognizes that Lender's commitment to fund the Loan on the basis of the execution of this Guaranty was based in material part on Lender's analysis of Guarantor's financial statements submitted to Lender in connection with Borrower's application for the Loan. With respect to such financial statements, Guarantor hereby states, represents, warrants, covenants and agrees as follows:
              (a) The financial statements are complete and accurate, properly discloses all assets and liabilities with respect to which Guarantor has an interest or is obligated, and were prepared in accordance with generally accepted accounting principles.
              (b) Except as expressly disclosed in the financial statements, no other person or entity has any interest in or lien or security interest upon or in any of the assets listed therein.
              (c) Between the date of the financial statements and the date of this Guaranty, there has been no material change in the financial condition of Guarantor as set forth in the financial statements, and Guarantor continues to own all of the assets in the manner described in the financial statements.
         9. Financial Reporting. Guarantor shall furnish to Lender the following financial statements prepared in accordance with generally accepted accounting principles:
              (a) As soon as available and in any event within one hundred twenty days (120) days after the end of each fiscal year of Guarantor, Guarantor shall deliver to Lender an audited fiscal year-end balance sheet, cash flow statement and income statement for Guarnator's preceding fiscal year, together with the Form 10-K pertaining to Guarantor filed with the Securities and Exchange Commission for such period; and
              (b) As soon as available and in any event within sixty (60) days after the end of each fiscal quarter, Guarantor shall submit to Lender a company prepared balance sheet, cash flow statement and income statement for such quarter showing year-to-date performance, together with the Form 10-Q pertaining to Guarantor filed with the Securities and Exchange Commission for such period.
         10. Guarantor's Line of Credit. Guarantor has obtained from Lender a revolving line of credit (the "Line of Credit") which has a current credit limit of FIVE MILLION DOLLARS ($5,000,000.00) Until construction of all of the Improvements is substantially completed, as evidenced by one or more certificates of occupancy, Guarantor shall reserve the sum of TWO MILLION DOLLARS ($2,000,000.00) from the Line of Credit to cover any cost overruns or, as disbursements of Loan proceeds are made under the terms of the Loan Agreement, to make up the difference between the then estimated cost to complete the construction of the Improvements and the amount of the then undisbursed Loan proceeds. Guarantor shall not request, and Lender shall not be obligated to fund, any advance request made by Guarantor under the Line of Credit which would have the effect of reducing the available credit under the Line of Credit below the minimum sum of TWO MILLION DOLLARS ($2,000,000.00). The provisions of this paragraph 10 shall apply to the existing Line of Credit and to any modifications to, or replacements or transformations of the Line of Credit and the documentation evidencing or securing the same.
         11. Borrower's Agents. Lender shall have no obligation to inquire into the powers and authority of Borrower or the agents acting or purporting to act on Borrower's behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.
         12. Attorney Fees. Guarantor shall pay reasonable attorney fees and all other reasonable costs and expenses which may be incurred by Lender in the enforcement of this Guaranty.
         13. Joint and Several Liability. In the event this Guaranty is executed by more than one person, all such persons shall be jointly and severally liable for all liabilities and obligations created pursuant to this Guaranty. Any modifications of the terms of payment or extension of time of payments under the Note of any of the other Loan Documents shall in no way impair their joint and several liability.
         14. Amendments. Neither this Guaranty nor any provisions hereof may be changed, waived, discharged or terminated orally and may only be modified or amended by an instrument in writing, signed by both Lender and Guarantor.
         15. Binding Effect. This Guaranty shall be binding, jointly and severally, upon Guarantor, and the successors and assigns of Guarantor. This Guaranty shall inure to the benefit of Lender, and Lender's successors and assigns.
         16. Waivers by Lender. Lender's failure at any time or times hereafter to require strict performance by Borrower of any of the undertakings, agreements or covenants contained in the Loan Documents, or by Guarantor of any of the undertaking, agreements or covenants contained in this Guaranty, shall not waive, affect or diminish any right of Lender to demand strict compliance and performance therewith. None of the undertakings, agreements or covenants of Guarantor under this Guaranty shall be deemed to have been waived by Lender, unless such waiver is evidenced by an instrument in writing signed by an officer of Lender and directed to Guarantor specifying such waiver.
         17. Survival. This Guaranty shall survive the disbursement of the Loan proceeds, and each and every one of the obligations and undertakings of Guarantor contained herein shall be continuing obligations and undertakings and shall not cease and terminate until all of the Obligations shall have been fully paid, performed and discharged.
         18. Assignment. Lender may assign Lender's rights under this Guaranty, in whole or in part, to any other person, firm or corporation.
         19. Notices. Except as otherwise provided herein, all notices shall be in writing and shall be deemed to have been sufficiently given or served when presented personally or on the fifth day following the day on which the same is deposited in the United States mail, by registered or certified mail, postage prepaid, addressed as follows:

         If to Lender, to:     U.S. Bank of Utah
                               107 South Main Street
                               Salt Lake City, Utah  84111
                               Attn: Mr. Robert M. Bowen
                                     Commercial Real Estate Division

         If to Guarantor, to:  Simon Transportation Services Inc.
                               4646 South 500 West
                               Salt Lake City, Utah  84123
                               Attn:  Mr. Richard D. Simon, Chairman,
                                      President and Chief Executive Officer

Such addresses may be changed by notice to the other party or parties given in the same manner as above provided.
         20. Severability. If any term or provision of this Guaranty shall, to any extent, be determined by a court of competent jurisdiction to be void, voidable or unenforce-able, such void, voidable or unenforceable term or provision shall not affect any other term or provision of this Guaranty.
         21. Interpretation. Whenever the context shall require, the plural shall include the singular, the whole shall include any part thereof, and any gender shall include both other genders. The paragraph headings contained in this Guaranty are for purposes of reference only and shall not limit, expand or otherwise affect the construction of any provisions hereof.
         22. Governing Law. This Guaranty and all matters relating hereto shall be governed by, construed and interpreted in accordance with the laws of the State of Utah.
         23. Remedies Cumulative. All of Lender's rights and remedies under this Guaranty shall be cumulative. Any failure of Lender to exercise any right or remedy under this Guaranty or under any of the Loan Documents shall not be construed as a waiver of the right to exercise the same or any other right or remedy at any time and from time to time, thereafter.


         DATED effective as of the date first above written.


                           GUARANTOR:

                           SIMON TRANSPORTATION SERVICES INC., a
                             Nevada corporation

                           By: /s/ Richard D. Simon, CEO & President
                               -------------------------------------
                               RICHARD D. SIMON, Chairman, President
                               and Chief Executive Officer

                        EXHIBIT "A"

                   PROPERTY DESCRIPTION



         The following  described  real property is located in Salt Lake County,
Utah:


     Part of the North half of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet from the North quarter corner of said Section 24, to a point on the Southline of the 2100 South Freeway Right-of-Way line and running thence North
     89(degree)53'03" East 330.72 feet along said South line; thence South 0(degree)05'53" West 586.45 feet; thence North 89(degree)49'59" East 330.87 feet; thence South 0(degree)05'04" West 1998.47 feet to the East-West center of section line; thence South 89(degree)40'47" West 1263.69 feet along said East-West center of Section line; thence North 0(degree)06'42" East 1532.08 feet to the South line of the Gates Rubber Company property; thence North 89(degree)40'44" East 535.00 feet along said South line to the Southeast corner of the Gates Rubber Company property; thence North 0(degree)06'42" East 1050.00 feet along the East line of the Gates Rubber Company property to the South line of the 2100 South Frontage Road; thence North 85(degree)26'00" East 66.22 feet along said South line to the point of beginning.

     Excluding from the above-described property all the property formerly known as Lots 25, 26 and 27, Block 5, Town of El Dorado Plat "A", together with one-half (1/2) the vacated street and alleys abutting said lots.

     Also excepting therefrom the following:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, South 85(degree)26'00" West 66.22 feet, South 0(degree)06'42" West 1050.00 feet and South 89(degree)40'44"; West 445.00 feet from the North quarter corner of said Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian; said point also lies on the South line of the Gates Rubber Company property and running thence South 0(degree)06'42" West 60.00 feet; thence South 89(degree)40'44" West 90.00 feet; thence North 0(degree)06'42" East 60.00 feet to the Southwest corner of the Gates Rubber Company property; thence North 89(degree)40'44" East 90.00 feet along the South line of the Gates Rubber Company property to the point of beginning.

     Also excepting therefrom the following:

     Part of the Northeast quarter of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian, described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, North 89(degree)53'03" East 330.72 feet and South 0(degree)05'53" West
     586.45 feet from the North quarter corner of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian (said point lies on an East line of the property conveyed to RICHARD D. SIMON in the certain Special Warranty Deed recorded June 14, 1994, as Entry No. 5849753, in Book 6961, at page 1889 of the official records); and running thence North 89(degree)49'59" East 330.87 feet along a North line of said RICHARD D.
     SIMON property; thence South 0(degree)05'04" West 263.31 feet along the East of said RICHARD D. SIMON property; thence South 89(degree)49'59" West
     330.93 feet; thence North 0(degree)05'53" East 263.31 feet to the point of beginning.

     Tax I.D. No. 14-24-201-003-0000.

                    SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (the "Agreement"), is made and entered into effective as of the 23rd day of May, 1996, by and between DICK SIMON TRUCKING, INC., a Utah corporation ("Debtor"), and U.S. BANK OF UTAH, a Utah state banking corporation ("Secured Party").

                     R E C I T A L S:

     A. Debtor has applied to Secured Party for a loan (the "Loan") in the principal amount of TEN MILLION DOLLARS ($10,000,000.00), the proceeds of which are to be used to construct a truck terminal and office complex, and related parking and other facilities and improvements on certain real property owned by Debtor and located in Salt Lake County, Utah.
     B. Secured Party has committed to make the Loan, conditioned in part, upon the security provided in this Agreement.
         NOW, THEREFORE, in consideration of Secured Party making the Loan to Debtor, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Secured Party and Debtor agree as follows:

                         ARTICLE I
                        DEFINITIONS

         Unless the context clearly indicates otherwise, certain terms used in this Agreement shall have the meanings set forth below. To the extent not defined in this Article I, unless the context otherwise requires, all other terms contained in this Agreement shall have the meanings attributed to them in the Utah Uniform Commercial Code, Chapter 9, Title 70A, Utah Code Annotated
(1953), as amended, to the extent the same are used or defined therein.

         1.1 "Collateral" means: (a) all Equipment; (b) all building materials, supplies and inventories; and (c) all ledger sheets, files, records, documents and instruments, including, without limitation, computer programs, tapes and related electronic data processing software, evidencing an interest in or relating to the Collateral.
         1.2 "Deed of Trust" means the Deed of Trust and Security Agreement, dated the same date as this Agreement, executed by Debtor, as trustor, in favor of Secured Party, as beneficiary, encumbering the Property as partial security for the Obligations.
         1.3 "Equipment" means: (a) all machinery, equipment, appliances, floor coverings, furnishings, window coverings and fixtures of Debtor now owned or hereafter acquired by Debtor, and used or acquired for use on the Property, together with all accessions thereto and all substitutions and replacements thereof and all parts therefor; and (b) all cash or noncash proceeds from any of the foregoing, including, without limitation, insurance proceeds. However, Equipment does not include Debtor's office equipment, trucks, trailers and other titled vehicles and equipment.
         1.4 "Event of Default" means the occurrence and continuance of any of the events specified in Section 6.1 of this Agreement.
         1.5 "Improvements" means the truck terminal and office complex Borrower intends to construct on the Property with proceeds of the Loan, together with parking and other related facilities and improvements.
         1.6 "Loan Agreement" means the Loan Agreement, dated the same date as this Agreement, between Secured Party, as lender, and Debtor, as borrower, pursuant to which Lender agrees to advance the Loan to Borrower for the construction of the Improvements.

         1.7 "Loan Documents" means this Agreement, the Loan Agreement, the Deed of Trust, the Note, the Guaranty executed by a principal of Debtor in favor of Secured Party, Uniform Commercial Code Financing Statements and all other documents evidencing or securing the Loan.
         1.8  "Note"  means  the  Promissory  Note,  dated the same date as this
Agreement, in the original principal amount of TEN MILLION DOLLARS ($10,000,000.00), executed by Debtor, as maker, in favor of Secured Party, as payee, to evidence Debtor's obligations under the Loan.
         1.9 "Obligations" means: (a) all indebtedness, obligations and liabilities of Debtor to Secured Party of every kind and description, arising out of or in any manner connected with the Loan, as evidenced and secured by any of the Loan Documents, whether direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising, regardless of how the same arise or by what instrument, agreement or account they may be evidenced, or whether evidenced by any instrument, agreement or account, including, without limitation, all loans (including any loan by renewal or extension); and (b) all interest, taxes, fees, charges, expenses and attorney fees chargeable to Debtor or incurred by Secured Party under this Agreement or any of the Loan Documents.
         1.10 "Property" means the real property owned or being acquired by Borrower located in Salt Lake County, Utah, as more particularly described on Exhibit "A" attached to and incorporated by reference in this Agreement.

                        ARTICLE II
                GRANT OF SECURITY INTEREST

         Debtor hereby pledges, assigns and transfers to Secured Party, and grants to Secured Party, a continuing security interest in and to all of the Collateral, to secure the payment and performance of the Obligations and each and every obligation, liability and undertaking of Debtor under the Loan Documents, together with all subsequent advances made, expenditures authorized and additional payments provided for in the Loan Documents.

                        ARTICLE III
          GENERAL REPRESENTATIONS AND WARRANTIES

         Debtor hereby represents and warrants to Secured Party as follows:
         3.1 Ownership, Authority. Except as otherwise disclosed to Secured Party in writing prior to the date of this Agreement, Debtor is, or upon acquisition thereof shall become, the owner of the Collateral. Debtor possesses all requisite power and authority to execute and deliver this Agreement and to grant to Secured Party a valid security interest in the Collateral as provided in this Agreement.
         3.2 No Other Security Interests. Except as otherwise disclosed to Secured Party in writing prior to the date of this Agreement, no financing statement covering the Collateral, or any portion thereof, has been filed with any filing officer, and the Collateral is free from any adverse liens, security interests, claims or encumbrances of any kind.
         3.3 Tradenames, Name Changes, Mergers. Except as previously disclosed to Secured Party in writing, Debtor utilizes no tradenames in the conduct of Debtor's business, has not changed its name, been the surviving entity in a merger, or acquired all or substantially all of the assets of any other business.

         3.4 No Conflicting Agreement. Debtor is not a party to any contract or agreement or subject to any legal restrictions of any kind which materially and adversely affect the business, properties, assets or condition, financial or otherwise, of Debtor, and neither the execution and delivery of any of the Loan Documents by Debtor, nor the compliance by Debtor with the terms, covenants and conditions of the Loan Documents will conflict with, or result in a breach of, or a default under, any agreement or other instrument to which Debtor is bound or, except as provided in the Loan Documents, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon the Collateral.
         3.5 Defaults and Violations. Debtor is not in default or in violation with respect to any final judgment, writ, injunction, decree or regulation of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which has jurisdiction over Debtor or the property of Debtor.
         3.6 Financial Statements. Any and all financial statements previously delivered to Secured Party by Debtor have been prepared in accordance with generally accepted accounting principles consistently applied with respect to all prior periods and, except as may be disclosed in the notes thereto, accurately represent the financial condition of Debtor and reflect accurately the assets and properties of Debtor and the results of operation of Debtor as of the dates thereof. No material adverse change has occurred in the financial condition of Debtor as reflected in the financial statements since the dates thereof.
         3.7 Taxes and Assessments. All taxes, assessments and other governmental charges upon Debtor and upon Debtor's properties, assets or income and upon the Collateral have been paid and shall continue to be paid as they become due and payable.

         3.8 Pending Litigation. Except as described in Section 2.1 of the Loan Agreement, there is no action, suit or proceeding pending, including, without limitation, condemnation proceedings, or to the best of Debtor's knowledge, threatened against or affecting Debtor or the Collateral, in any court of law or equity, or before any governmental or quasi-governmental instrumentality, whether federal, state, county or municipal, which may result in any material adverse change in the business prospects, profits or condition of Debtor.
         3.9 Loan Documents Binding. This Agreement and the other Loan Documents have been duly authorized, executed, acknowledged and delivered, as appropriate, by Debtor. This Agreement and the other Loan Documents constitute valid and legally binding obligations of Debtor.
         3.10 No Misrepresentations or Omissions. No representation, warranty or statement by Debtor contained in this Agreement or in any of the other Loan
Documents contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits, or shall omit at the time of delivery, to state a material fact necessary to make it not misleading.

                        ARTICLE IV
              REPRESENTATIONS, WARRANTIES AND
            COVENANTS WITH RESPECT TO EQUIPMENT

         4.1 Location of Equipment. The Equipment is or shall be in possession of Debtor and kept or maintained at or upon the Property. Debtor shall notify Secured Party no later than fifteen (15) days prior to any change of location where the Equipment is or shall be kept.

         4.2 Maintenance of Equipment. Debtor shall keep and maintain all Equipment in good operating condition and repair, make all necessary repairs thereto and replacement of parts thereof so that the value and operating efficiency of the Equipment shall at all times be maintained and preserved; subject, however, to ordinary wear and tear. In addition, Debtor shall keep complete and accurate books and records with respect to the Equipment, including, without limitation, maintenance records.
         4.3 Evidence of Title. Debtor shall deliver to Secured Party any and all evidence of title to any and all of the Equipment.
         4.4 Sale or Other Disposition of Equipment. Debtor shall not, without the prior written consent of Secured Party, sell, offer to sell, lease or in any other manner dispose of any of the Equipment, except for those items which are disposed of or become obsolete in the ordinary course of business and which will be replaced after such disposal or obsolescence.
                         ARTICLE V
                     GENERAL COVENANTS

         5.1 No Further Encumbrances. Debtor shall not further mortgage, pledge, grant or permit to exist a security interest in, or lien or encumbrance on, any of the Collateral, without the prior written consent of Secured Party.
         5.2 Insurance. Debtor shall, at Debtor's sole cost and expense, maintain casualty insurance coverage on the Collateral upon the terms and with the limits of coverage set forth in the Deed of Trust. All rights, duties and obligations of Debtor and Secured Party with respect to insurance coverage of the Collateral, including, without limitation, payment of premiums, use of proceeds and disposition of policies upon foreclosure, shall be governed by the terms of the Deed of Trust.
         5.3 Right to Inspect. Debtor shall permit Secured Party, through Secured Party's authorized attorneys, accountants and representatives, at all reasonable times, to inspect and examine the Collateral and the books, accounts, records and ledgers of every kind and description of Debtor pertaining to the Collateral.
         5.4 Notice to Secured Party. Debtor shall promptly notify Secured Party in writing of any of the following:
              (a) The  existence or  occurrence  of any condition or event which constitutes, or would constitute with the passage of time, the giving of notice or both, an Event of Default under this Agreement;
              (b) Any  events or changes in the  financial  condition  of Debtor occurring since the date of the last financial statement of Debtor delivered to Secured Party, which individually or cumulatively when viewed in light of prior financial statements, may result in a material adverse change in the financial condition of Debtor; and
              (c) Any claim, action or proceeding  materially affecting title to the Collateral or any part thereof, or the security interest herein granted to Secured Party.
         5.5 Payment of Obligations and Preservation of Rights. Debtor shall pay the Obligations, and all principal, interest, costs, expenses and other sums associated therewith, as and when they become due. In addition, Debtor shall take all necessary steps to preserve rights against all parties with respect to all of the Collateral. In the event Debtor fails to make any payments required or which Secured Party reasonably deems advisable to protect, maintain or preserve the Collateral, or Secured Party's security interest therein, Secured Party may, but shall not be obligated to, advance funds for the same. Any such advances, including, without limitation, reasonable attorney fees and costs incurred by Secured Party, shall be part of the Obligations and shall be immediately payable with interest thereon from the date advanced by Secured Party at the then current rate under the Note, if the Loan is not otherwise in default. After a default under the Loan, interest shall accrue on any such advance at the default rate of interest specified in the Note.
         5.6 Payment of Taxes and Assessments. Debtor shall pay or deposit promptly when due all sales, use, excise, personal property, income, withholding, franchise and other taxes, assessments and governmental charges upon or relating to Debtor's ownership or use of any of the Collateral, and shall, upon demand by Secured Party, submit to Secured Party evidence satisfactory to Secured Party that such payments or deposits have been made.
         5.7 Further Assurances. Debtor shall at any time and from time to time upon request of Secured Party, execute and deliver to Secured Party, in form and substance satisfactory to Secured Party, such documents as Secured Party shall deem necessary to perfect or maintain perfected the security interest of Secured Party in the Collateral, or which may be necessary to comply with the provisions of the law of the State of Utah or the law of any other jurisdiction in which Debtor may then be conducting Debtor's business or in which any of the Collateral may be located.
         5.8 Licenses and Permits. Debtor shall keep in effect all licenses, permits and franchises required by law or contract relating to Debtor's business, property or the Collateral, and shall pay when due all fees and other charges pertaining thereto.

         5.9 Waste and Misuse. Debtor shall not waste or destroy the Collateral or any part thereof or any document or record evidencing the same. In addition, Debtor shall not misuse, cancel or in any way use or dispose of any of the Collateral unlawfully or contrary to the provisions of this Agreement.
         5.10 Management Agreement. Debtor shall not enter into any management agreement relating to the Improvements, without the prior consent of Secured Party, which consent shall not be unreasonably withheld. In addition, except in the ordinary course of business of operating the Improvements, Debtor shall not enter into any rental agreements with respect to the Improvements without the prior consent of Secured Party, which consent shall not be unreasonably withheld.

                        ARTICLE VI
              EVENTS OF DEFAULT AND REMEDIES

         6.1 Events of Default. The occurrence and continuance of any of the following shall constitute an Event of Default under this Agreement:
              (a) The failure of Debtor to pay when due any principal, interest or other charge in respect to any of the Obligations.
              (b) A default by Debtor in the observance or performance of any covenant or agreement set forth in this Agreement or any of the other Loan Documents.
              (c) Except in the ordinary course of business, any material deterioration or impairment of any of the Collateral or any material decline or depreciation in the market value thereof (other than such deterioration, impairment, decline or depreciation as is caused by normal use or the passage of time) which, in the reasonable judgment of

     Secured Party, causes the value or character of the Collateral to become substantially insufficient as security for the Obligations.
              (d) Any warranty, representation or statement made in this Agreement or made or furnished to Secured Party by or on behalf of Debtor in connection with this Agreement or to induce Secured Party to make the Loan to Debtor proves to be or to have been false in any material respect when made or furnished; or any financial statement, record or other information provided by Debtor which has been, or may in the future be, furnished to Secured Party by or on behalf of Debtor shall prove to be false in any material respect.
              (e) The filing of any material lien, levy or any attachment, execution or other process against the Property, or against any other property of Debtor, or against any of the Collateral.
              (f) The loss, theft, damage or destruction of any material portion of the Collateral for which there is either no insurance coverage, or for which in the reasonable opinion of Secured Party there is insufficient insurance coverage.
              (g) The occurrence and continuance of any of the following with respect to Debtor or to any guarantor of Debtor's obligations to Secured Party under the Loan: (1) the filing by any of them of a petition in bankruptcy or for reorganization or for an arrangement under any bankruptcy or insolvency law or for a receiver or trustee for any of their respective properties; (2) the filing against any of them of a petition in bankruptcy or for reorganization or for an arrangement under any bankruptcy or insolvency law or for a receiver or trustee for any of their respective properties which is not dismissed within sixty (60) days; (3) the appointment of a receiver or trustee of any of their respective properties which is not discharged within sixty (60) days; (4) an assignment by any of them for the benefit of creditors or an admission by any of them, in writing, of an inability to pay their respective debts as they become due; (5) the entry of a judgment of insolvency against any of them by any state or federal court of competent jurisdiction; or (6) the attachment or execution by levy against any substantial portion of any of their respective properties which is not discharged within sixty (60) days.
              (h) The transfer by Debtor of any interest in any part of the Collateral without the prior written consent of Secured Party, except in the ordinary course of business.
              (i) The taking of possession of any substantial part of the property of Debtor at the instance of any governmental authority.
              (j) The entry of a final judgment or ruling in any litigation or administrative proceeding involving Debtor, this Agreement, the Property or the Collateral which has or may have a materially adverse affect: (1) on the ability of Debtor to perform any of the obligations under this Agreement or any other Loan Document; (2) on the ability of Debtor to operate and use the Improvements, or any part thereof for the purposes intended; or (3) on the value of the Property or the Improvements as security for the Note; unless such judgment or ruling shall have been vacated, dismissed, reversed or bonded against to Lender's reasonable satisfaction within forty-five (45) days after the entry thereof.

              (k) The reasonable determination by Secured Party that a material adverse change has occurred in the financial condition of Debtor or any guarantor of the Obligations since delivery of the last dated financial statements to Secured Party.
              (l) Any circumstance which, in the reasonable judgment of Secured Party, impairs the prospect of payment of any of the Obligations in full when and as they become due, or otherwise causes Secured Party to reasonably deem itself insecure.
         6.2 Notice. Unless otherwise expressly provided by the terms of this Agreement, or the other Loan Documents, if an Event of Default shall occur, Secured Party shall give written notice of such occurrence to Debtor as follows:
              (a) Debtor shall not be entitled to any notice regarding defaults with respect to regularly scheduled monthly payment of principal and accrued interest under the Note. However, in the event of any other monetary default, Debtor shall have fifteen (15) days following receipt of written notice thereof from Secured Party in which to cure such default.
              (b) In the event of a nonmonetary default, Debtor shall have fifteen (15) days after receipt of written notice thereof from Secured Party specifying the nonmonetary default in which to effect a cure. However, if the nonmonetary default cannot reasonably be corrected within such fifteen (15) day period, Debtor shall have an additional thirty (30) days in which to remedy such nonmonetary default if Debtor notifies Secured Party of the manner in which the nonmonetary default shall be cured, and if appropriate corrective action is instituted within the initial fifteen (15) day period and is diligently pursued thereafter.

         6.3 Remedies. In the event that any Event of Default shall occur and continue after any required notice and lapse of any applicable grace period, all of the Obligations of Secured Party under this Agreement and the other Loan Documents shall cease and terminate, and Secured Party, shall have the following remedies:
              (a) Secured Party may declare the Obligations immediately due and payable, without further notice, protest, presentment or demand, all of which are hereby expressly waived by Debtor.
              (b) For purposes of this Section 6.3, Debtor hereby appoints Secured Party as Debtor's true and lawful attorney-in-fact, coupled with an interest, with power to:
                  (1) Endorse the name of Debtor upon any instruments of payment, including, without limitation, payments made under any policy of insurance, that may come into possession of Secured Party in full or in part payment of any of the Obligations;
                  (2) At Secured Party's option, take such action as deemed necessary by Secured Party to cure a default by Debtor under any document or agreement affecting Debtor's right, title and interest in and to the Collateral, whether superior or inferior to Secured Party's security interest therein; and
                  (3) Sell, assign, sue for, collect or compromise payment of all or any part of the Collateral in the name of Debtor or in the name of Secured Party or make any other disposition of Collateral, or any part thereof, which disposition may be for cash, credit or any combination thereof, and Secured

         Party may purchase all or any portion of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such price against the Obligations.
     For purposes of the foregoing, Debtor hereby grants to Secured Party as Debtor's attor- ney-in-fact, full power to do any and all things necessary to be done in and about the premises as fully and effectively as Debtor might or could do but for this appointment. This power of attorney shall be irrevocable so long as any of the Obligations remains outstanding.
              (c) Secured Party may enter upon the Property or other premises where the Collateral or some portion thereof is located or kept and remove any of the Collateral therefrom to the premises of Secured Party, or Secured Party's agent, for such time as Secured Party may desire in order to maintain, collect, sell or liquidate the Collateral. Secured Party may require Debtor to assemble the Collateral and make the Collateral available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtor and to Secured Party.
              (d) Secured Party shall have, in addition to any other rights and remedies contained in this Agreement and any of the other Loan Documents, all of the rights and remedies of a secured party under the Utah Uniform Commercial Code in force as of the date of this Agreement, all of which rights and remedies shall be cumulative and nonexclusive, to the extent permitted by law.
         6.4 Sale of Collateral. Any notice required to be given by Secured Party (in addition to the notices provided in Section 6.2 of this Agreement) of a sale or other disposition or intended action by Secured Party with respect to any of the Collateral or otherwise made in accordance with the terms of this Agreement at least five (5) days prior to such proposed action shall constitute fair and reasonable notice to Debtor of any such action. Any or all of the Collateral, at Secured Party's option, may be sold in conjunction with a trustee's or sheriff's sale of the Property. The net proceeds realized by Secured Party upon any such sale or other disposition, after deduction of the expenses of retaking, holding, preparing for sale, selling or the like and reasonable attorney fees and any other reasonable expenses incurred by Secured Party, shall be applied toward satisfaction of the Obligations. Secured Party shall account to Debtor for any surplus realized upon such sale or other disposition and Debtor shall remain liable for any deficiency. The commencement of any action, legal or equitable, shall not affect the security interest of Secured Party in the Collateral until all of the Obligations, or any judgment therefor, are fully paid.

                        ARTICLE VII
                       MISCELLANEOUS

         7.1 Amendments. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally and may only be modified or amended by an instrument in writing, signed by Secured Party and Debtor.
         7.2 Binding Effect. This Agreement shall be binding upon Debtor and Debtor's successors and assigns. This Agreement shall inure to the benefit of Secured Party, and Secured Party's successors and assigns.
         7.3 Waivers. The failure at any time or times hereafter by Secured Party to require strict performance by Debtor of any of the undertakings, agreements or covenants contained in this Agreement shall not waive, affect or diminish any right of Secured Party hereunder to demand strict compliance and performance therewith. Any waiver by Secured Party of any Event of Default under this Agreement shall not waive or affect any other Event of Default hereunder, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements or covenants of Debtor under this Agreement shall be deemed to have been waived by Secured Party, unless such waiver is evidenced by an instrument in writing signed by an authorized officer or official of Secured Party and directed to Debtor specifying such waiver.
         7.4 Notices. Except as otherwise provided herein, all notices shall be in writing and shall be deemed to have been sufficiently given or served when presented personally or on the fifth day following the day on which the same is deposited in the United States mail, by registered or certified mail, postage prepaid, addressed as follows:

         If to Secured Party, to: U.S. Bank of Utah
                                  107 South Main Street
                           Salt Lake City, Utah 84111
                           Attn: Ms. Pauline Vosburgh
                                Corporate Banking

         If to Debtor, to:        Dick Simon Trucking, Inc.
                                  4646 South 500 West
                           Salt Lake City, Utah 84123
                    Attn: Mr. Alban B. Lang, Chief Financial
                                        Officer, Treasurer and Secretary

Such addresses may be changed by notice to the other parties given in the same manner as above provided.
         7.5 Indemnification. Debtor shall indemnify and hold Secured Party harmless from and against any and all liabilities, losses, costs, damages or expenses which might be incurred pursuant to or because of the Collateral or by reason of this Agreement and from any and all claims whatsoever (other than Secured Party's own negligence or willful misconduct) which may be asserted against Secured Party by reason of any alleged obligations or undertakings of Secured Party to perform or discharge any of the terms, covenants or agreements contained in this Agreement. Should Secured Party incur any such liability pursuant to or because of the Collateral or under or by reason of this Agreement or in defense of any such claims or demands, the amounts thereof, including costs, expenses and reasonable attorney fees, shall be secured hereby and Debtor shall reimburse Secured Party therefor immediately upon demand.
         7.6 Severability. If any term or provision of this Agreement shall, to any extent, be determined by a court of competent jurisdiction to be void, voidable or unenforce- able, such void, voidable or unenforceable term or provision shall not affect any other term or provision of this Agreement.
         7.7 Actions. Secured Party shall have the right, but not the obligation, to commence, appear in and defend any action or proceeding which might affect Secured Party's security, rights, duties or liabilities relating to the Property, the Improvements or this Agreement.
         7.8 No Partnership. Nothing contained in this Agreement or in any of the Loan Documents shall be construed as creating a joint venture or partnership between Secured Party and Debtor. There shall be no sharing of losses, costs and expenses between Secured Party and Debtor, and Secured Party shall have no right of control or supervision except as Secured Party may exercise the rights and remedies provided hereunder and in the Loan Documents.

         7.9 Interpretation. Whenever the context shall require, the plural shall include the singular, the whole shall include any part thereof, and any gender shall include both other genders. The article and section headings contained in this Agreement are for purposes of reference only and shall not limit, expand or otherwise affect the construction of any provisions hereof.
         7.10 Governing Law. This Agreement and all matters relating hereto shall be governed by, construed and interpreted in accordance with the laws of the State of Utah.
         7.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.
         7.12 Termination. This Agreement shall terminate upon the full and complete performance and satisfaction by Debtor of all of the Obligations.

         DATED effective as of the date first above written.


                           DEBTOR:

                           DICK SIMON TRUCKING, INC., a Utah
                              corporation


                           By: /s/ Richard D. Simon
                               --------------------------
                               RICHARD D. SIMON, President


                           SECURED PARTY:

                     U.S. BANK OF UTAH, a Utah state banking
                              corporation


                           By: /s/ Pauline Vosburgh
                               --------------------------
                               PAULINE VOSBURGH, Vice President

                        EXHIBIT "A"

                   PROPERTY DESCRIPTION



         The following  described  real property is located in Salt Lake County,
Utah:


     Part of the North half of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet from the North quarter corner of said Section 24, to a point on the Southline of the 2100 South Freeway Right-of-Way line and running thence North
     89(degree)53'03" East 330.72 feet along said South line; thence South 0(degree)05'53" West 586.45 feet; thence North 89(degree)49'59" East 330.87 feet; thence South 0(degree)05'04" West 1998.47 feet to the East-West center of section line; thence South 89(degree)40'47" West 1263.69 feet along said East-West center of Section line; thence North 0(degree)06'42" East 1532.08 feet to the South line of the Gates Rubber Company property; thence North 89(degree)40'44" East 535.00 feet along said South line to the Southeast corner of the Gates Rubber Company property; thence North 0(degree)06'42" East 1050.00 feet along the East line of the Gates Rubber Company property to the South line of the 2100 South Frontage Road; thence North 85(degree)26'00" East 66.22 feet along said South line to the point of beginning.

     Excluding from the above-described property all the property formerly known as Lots 25, 26 and 27, Block 5, Town of El Dorado Plat "A", together with one-half (1/2) the vacated street and alleys abutting said lots.

     Also excepting therefrom the following:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, South 85(degree)26'00" West 66.22 feet, South 0(degree)06'42" West 1050.00 feet and South 89(degree)40'44"; West 445.00 feet from the North quarter corner of said Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian; said point also lies on the South line of the Gates Rubber Company property and running thence South 0(degree)06'42" West 60.00 feet; thence South 89(degree)40'44" West 90.00 feet; thence North 0(degree)06'42" East 60.00 feet to the Southwest corner of the Gates Rubber Company property; thence North 89(degree)40'44" East 90.00 feet along the South line of the Gates Rubber Company property to the point of beginning.

     Also excepting therefrom the following:

     Part of the Northeast quarter of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian, described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, North 89(degree)53'03" East 330.72 feet and South 0(degree)05'53" West
     586.45 feet from the North quarter corner of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian (said point lies on an East line of the property conveyed to RICHARD D. SIMON in the certain Special Warranty Deed recorded June 14, 1994, as Entry No. 5849753, in Book 6961, at page 1889 of the official records); and running thence North 89(degree)49'59" East 330.87 feet along a North line of said RICHARD D.
     SIMON property; thence South 0(degree)05'04" West 263.31 feet along the East of said RICHARD D. SIMON property; thence South 89(degree)49'59" West
     330.93 feet; thence North 0(degree)05'53" East 263.31 feet to the point of beginning.

     Tax I.D. No. 14-24-201-003-0000.

          ASSIGNMENT OF PLANS AND SPECIFICATIONS
          AND RIGHTS UNDER ARCHITECTURAL CONTRACT


         THIS ASSIGNMENT OF PLANS AND SPECIFICATIONS AND RIGHTS UNDER ARCHITECTURAL CONTRACT ("Assignment") is made and entered into effective as of the 23rd day of May, 1996, by and between U.S. BANK OF UTAH, a Utah state banking corporation ("Lender"), and DICK SIMON TRUCKING, INC., a Utah corporation ("Borrower").
                     R E C I T A L S:

     A. Borrower's general contractor, Furst Construction Company, Inc., and John Wilhite ("Architect") entered into that certain Standard Form of Agreement Between Design Builder and Architect (AIA Document B901), dated November 1, 1995, (the "Contract"), a copy of which is attached to and incorporated by reference in this Assignment as Exhibit "A." Pursuant to the terms of the Contract, Architect agreed to prepare plans and specifications (collectively referred to as the "Plans") and to provide architectural services in connection with the construction of certain improvements (the "Improvements") on real property owned by Borrower located in Salt Lake County, Utah, which is more particularly described on Exhibit "B" attached to and incorporated by reference in this Assignment (the "Property").
     B. Borrower has applied to Lender for financing for the Improvements and other improvements to be constructed on the Property (the "Loan") in the original principal amount of TEN MILLION DOLLARS ($10,000,000.00).
     C. Lender has approved the Loan, conditioned, in part, upon this Assignment.
     D. Borrower has executed in favor of Lender a Loan Agreement, a Promissory Note, a Deed of Trust and Security Agreement, and other documents related to the Loan, all of which documents set forth the terms, covenants and conditions of the Loan (collectively the "Loan Documents").

         NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:
         1. Assignment of Contract and Plans. Borrower hereby assigns to Lender all right, title and interest of Borrower in and to the Contract and the Plans. This Assignment shall be effective immediately upon default by Borrower of any term, covenant or condition of any of the Loan Documents.
         2. Attorney-in-Fact. Borrower hereby irrevocably constitutes and appoints Lender as Borrower's true and lawful attorney-in-fact, coupled with an interest, to demand, receive and enforce all of Borrower's rights with respect to the Contract and the Plans, to make payments under the Contract and to give appropriate receipts, releases and satisfactions for and in behalf of and in Borrower's name or, at the option of Lender, in the name of Lender, all with the same force and effect as Borrower could do if this Assignment had not been made.
         3. Effect of Assignment. This Assignment is for security purposes only. Accordingly, Lender shall have no right under this Assignment to the Plans or to enforce the provisions of the Contract until Borrower shall be in default under any of Borrower's obligations under any of the Loan Documents. Upon the occurrence of any such default, Lender may, without affecting any of Lender's rights or remedies against Borrower under any other Loan Document, exercise Lender's rights under this Assignment as Borrower's attorney-in-fact in any manner permitted by law. In addition, Lender shall have and possess, without limitation, any and all rights and remedies of a secured party under the Uniform Commercial Code or as otherwise provided by law.
         4. Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender that there have been no prior assignments of the Contract or the Plans, that the Contract is a valid, enforceable agreement, that, to the best of Borrower's knowledge, neither party to the Contract is in default to the other thereunder and that all terms, covenants and conditions have been performed as required therein, except for those not due to be performed until after the date hereof. No material change in the terms of the Contract shall be valid without the prior written approval of Lender. Borrower shall not assign, sell, pledge, mortgage or otherwise transfer or encumber Borrower's interest in the Contract or in the Plans so long as this Assignment is in effect.
         5. Liability of Lender. Borrower, by executing this Assignment, acknowledges that Lender does not assume any of the obligations and duties of Borrower under or with respect to the Contract unless and until Lender shall have given to Architect written notice that Lender has affirmatively exercised Lender's rights to complete or cause the completion of the construction of the Improvements upon or after the occurrence and continuance of an event of default under any of the Loan Documents. In the event that Lender does not undertake to complete the construction of the Improvements, such obligations and duties shall be assumed by the person or entity so undertaking to complete the Improvements and designated by Lender, and Lender shall have no liability whatsoever for the performance of any such obligations and duties. For the purpose of completing the Improvements, Lender may reassign Lender's right, title and interest in and to the Plans and the Contract to any persons or entities in Lender's discretion upon notice to Architect, but without any further requirement for Borrower's or Architect's consent, and any such reassignment shall be valid and binding upon Borrower and Architect as fully as if each had expressly approved the same.
         6. Indemnification. Borrower shall indemnify and hold Lender harmless from and against any and all claims, demands, liabilities, losses, lawsuits, judgments and costs and expenses (including, without limitation, reasonable attorney fees) to which Lender may become exposed, or which Lender may incur, in exercising any of Lender's rights under this Assignment, unless caused by Lender's own negligence or intentional misconduct.
         7. Right to Cure. In the event that Borrower shall fail to perform any covenant or condition contained in the Contract, Lender, at Lender's option, may take such action as deemed reasonably necessary by Lender to cure such default. All costs, fees and expenses, including attorney fees and costs, incurred by Lender in curing such default shall be paid by Borrower in accordance with the Loan Documents.
         8. Modification of Plans, Extras. No material modification of or amendment to the Plans shall be made without obtaining the prior written approval of Lender, after consultation with the Construction Representative (as defined in the Loan Agreement), if deemed necessary by Lender. In addition, unless the written consent of Lender is first had and obtained, no work on the Improvements shall be performed pursuant to any change order which, when aggregated with any previous change orders, would result in an increase in construction costs by an amount equal to or exceeding TWENTY-FIVE THOUSAND DOLLARS ($25,000.00). In the event Lender approves a change order which results in an increase in the price for the Improvements by an amount in excess of such amount, Borrower shall be required to pay all additional costs and expenses resulting from any such change order out of Borrower's own funds and without use of the Loan proceeds. Borrower shall deposit with Lender the full amount of all additional costs and expenses resulting from such change order. Lender shall disburse such amount in accordance with the requirements and procedures contained in the Loan Agreement for payment of such additional costs and expenses. Lender may withhold disbursement of additional Loan proceeds pending Borrower's deposit of such additional costs and expenses with Lender.
         9. Successors and Assigns. Subject to the aforesaid limitation on further assignment by Borrower, this Assignment shall be binding upon and inure to the benefit of the respective assigns and successors in interest of Borrower and Lender.
         10. Governing Law. This Assignment shall be construed in accordance with the laws of the State of Utah.
         11. Counterparts. This Assignment may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.
         12. Termination. This Assignment shall be effective and shall continue in force so long as any obligation of Borrower to Lender, directly or indirectly related to the Loan, remains unsatisfied.

         DATED effective as of the date first above written.

                           LENDER:

                     U.S. BANK OF UTAH, a Utah state banking
                              corporation
                     By: /s/Pauline Vosburgh
                         --------------------------------
                         PAULINE VOSBURGH, Vice President


                           BORROWER:

                           DICK SIMON TRUCKING, INC., a Utah
                              corporation
                     By: /s/ Richard D. Simon, President & CEO
                         -------------------------------------
                         RICHARD D. SIMON, President

           ARCHITECT'S CONSENT AND CERTIFICATION
         The undersigned Architect hereby consents to the above Assignment and each and every term thereof, and as an inducement to the closing of the Loan described above, agrees with and certifies to Lender as follows:
         1. In the event of default by Borrower under any instrument, document or agreement relating to the Loan, Architect, at Lender's request, shall continue performance in behalf of Lender or Lender's designee under the Contract in accordance with the terms thereof, provided that Architect shall be reimbursed in accordance with the Contract for all work, labor and materials rendered in behalf of Lender or Lender's designee. In addition, in the event Lender, as a result of a default by Borrower, undertakes to complete or cause the completion of the construction of the Improvements, Lender or Lender's designee shall have the right to use the Plans and the ideas, designs and concepts contained therein, to complete the construction of the Improvements without payment of any fees or charges in addition to those specified in the Contract.
         2. Architect shall not, without Lender's prior written consent, perform work pursuant to any change order which, when aggregated with any and all previous change orders, would result in an increase in construction costs by an amount equal to or exceeding TWENTY- FIVE THOUSAND DOLLARS ($25,000.00).
         3. Lender or Lender's designee may enforce the obligations of the Contract with the same force and effect as if enforced by Borrower, and may perform the obligations of Borrower thereunder. Architect shall accept such performance in lieu of performance by Borrower in satisfaction of Borrower's obligations under the Contract.

         4. Architect shall not terminate the Contract on account of any default of Borrower thereunder without written notice to Lender and first providing Lender a reasonable opportunity, but not less than thirty (30) days, to effect a cure of such default or to declare Borrower in default under the Loan Agreement and to commence to complete or cause the completion of the construction of the Improvements. In the event Lender elects to complete or cause the completion of the Improvements, Architect shall not terminate the Contract so long as: (a) Lender cures a monetary default of Borrower within thirty (30) days after receipt of notice of default from Architect; and (b) Lender cures a nonmonetary default of Borrower within a reasonable time after receipt of notice of default from Architect. However, nothing herein shall require Lender to cure any default of Borrower under the Contract, but only gives Lender the option to do so.
         5. Architect hereby represents to Lender that: (a) the Contract is a valid and enforceable agreement; (b) there has been no prior assignment of the Plans or the Contract of which Architect has notice or is aware; (c) to the best of Architect's knowledge, neither Architect nor Borrower is in default under the Contract; (d) all terms, covenants and conditions have been performed as required in the Contract, except those not due to be performed until after the date hereof; and (e) Architect is duly licensed and has authority to conduct business in the State of Utah.
         6. Architect has exercised due professional care and to the best of the Architect's knowledge, information and belief: (a) the Plans are in compliance with, and the construction of the Improvements in accordance with the Plans shall not be a violation of, any protective covenants, conditions or restrictions affecting the Property; and (b) the Plans are in compliance with the applicable zoning and environmental ordinances and regulations and governmental approvals.
         7. Architect has exercised due professional care and to the best of the Architect's knowledge, information and belief, the Plans, the Improvements and the proposed uses thereof conform in all respects with all applicable statutes, regulations, rules, orders, ordinances and procedures established and implemented by all federal, state, county and city governments, including, without limitation, applicable Access Laws. For purposes hereof, "Access Laws" means the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, any other federal, state or local laws or ordinances related to disabled access, or any statute, rule, regulation, ordinance, order of governmental bodies and regulatory agencies, or order or decree of any court adopted or enacted with respect thereto, as now existing or hereafter amended or adopted.
         8. Architect has exercised due professional care and to the best of the Architect's knowledge, information and belief, the construction and use of the Improvements in accordance with the Plans will not encroach or interfere with any easement, right-of-way or other restriction.
          9. Appropriate permits, covering the construction of the Improvements have been issued, or will be issued upon request, and no violations or corrective requirements have been issued to the date hereof by any governmental authority having jurisdiction over the Property.
          10. Architect has exercised due professional care and to the best of Architect's knowledge, information and belief, Architect is satisfied that adequate sewage, water, natural gas, electrical and street improvements are or will be available to site (including easements therefor).
         11. Soil tests have been performed on the Property and the recommendations contained therein have been incorporated into the Plans.


         DATED effective as of the _____ day of May, 1996.


                           ARCHITECT:


                           ------------------------------------------
                           JOHN WILHITE

                        EXHIBIT "A"

                   ARCHITECT'S CONTRACT

                        EXHIBIT "B"

                   PROPERTY DESCRIPTION



         The following  described  real property is located in Salt Lake County,
Utah:


     Part of the North half of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet from the North quarter corner of said Section 24, to a point on the Southline of the 2100 South Freeway Right-of-Way line and running thence North
     89(degree)53'03" East 330.72 feet along said South line; thence South 0(degree)05'53" West 586.45 feet; thence North 89(degree)49'59" East 330.87 feet; thence South 0(degree)05'04" West 1998.47 feet to the East-West center of section line; thence South 89(degree)40'47" West 1263.69 feet along said East-West center of Section line; thence North 0(degree)06'42" East 1532.08 feet to the South line of the Gates Rubber Company property; thence North 89(degree)40'44" East 535.00 feet along said South line to the Southeast corner of the Gates Rubber Company property; thence North 0(degree)06'42" East 1050.00 feet along the East line of the Gates Rubber Company property to the South line of the 2100 South Frontage Road; thence North 85(degree)26'00" East 66.22 feet along said South line to the point of beginning.

     Excluding from the above-described property all the property formerly known as Lots 25, 26 and 27, Block 5, Town of El Dorado Plat "A", together with one-half (1/2) the vacated street and alleys abutting said lots.

     Also excepting therefrom the following:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, South 85(degree)26'00" West 66.22 feet, South 0(degree)06'42" West 1050.00 feet and South 89(degree)40'44"; West 445.00 feet from the North quarter corner of said Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian; said point also lies on the South line of the Gates Rubber Company property and running thence South 0(degree)06'42" West 60.00 feet; thence South 89(degree)40'44" West 90.00 feet; thence North 0(degree)06'42" East 60.00 feet to the Southwest corner of the Gates Rubber Company property; thence North 89(degree)40'44" East 90.00 feet along the South line of the Gates Rubber Company property to the point of beginning.

     Also excepting therefrom the following:

     Part of the Northeast quarter of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian, described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, North 89(degree)53'03" East 330.72 feet and South 0(degree)05'53" West
     586.45 feet from the North quarter corner of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian (said point lies on an East line of the property conveyed to RICHARD D. SIMON in the certain Special Warranty Deed recorded June 14, 1994, as Entry No. 5849753, in Book 6961, at page 1889 of the official records); and running thence North 89(degree)49'59" East 330.87 feet along a North line of said RICHARD D.
     SIMON property; thence South 0(degree)05'04" West 263.31 feet along the East of said RICHARD D. SIMON property; thence South 89(degree)49'59" West
     330.93 feet; thence North 0(degree)05'53" East 263.31 feet to the point of beginning.

     Tax I.D. No. 14-24-201-003-0000.

          ASSIGNMENT OF PLANS AND SPECIFICATIONS
          AND RIGHTS UNDER ARCHITECTURAL CONTRACT


         THIS ASSIGNMENT OF PLANS AND SPECIFICATIONS AND RIGHTS UNDER ARCHITECTURAL CONTRACT ("Assignment") is made and entered into effective as of the 23rd day of May, 1996, by and between U.S. BANK OF UTAH, a Utah state banking corporation ("Lender"), and DICK SIMON TRUCKING, INC., a Utah corporation ("Borrower").
                     R E C I T A L S:

     A. Borrower's general contractor, Furst Construction Company, Inc., and Valentiner Crane Brunjes Onyon Architects, P.C. ("Architect") entered into that certain Standard Form of Agreement Between Design Builder and Architect
(AIA Document B901), dated March 4, 1996, (the "Contract"), a copy of which is attached to and incorporated by reference in this Assignment as Exhibit "A." Pursuant to the terms of the Contract, Architect agreed to prepare plans and specifications (collectively referred to as the "Plans") and to provide architectural services in connection with the construction of certain improvements (the "Improvements") on real property owned by Borrower located in Salt Lake County, Utah, which is more particularly described on Exhibit "B" attached to and incorporated by reference in this Assignment (the "Property").
     B. Borrower has applied to Lender for financing for the Improvements and other improvements to be constructed on the Property (the "Loan") in the original principal amount of TEN MILLION DOLLARS ($10,000,000.00).
     C. Lender has approved the Loan, conditioned, in part, upon this Assignment.
     D. Borrower has executed in favor of Lender a Loan Agreement, a Promissory Note, a Deed of Trust and Security Agreement, and other documents related to the Loan, all of which documents set forth the terms, covenants and conditions of the Loan (collectively the "Loan Documents").

         NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:
         1. Assignment of Contract and Plans. Borrower hereby assigns to Lender all right, title and interest of Borrower in and to the Contract and the Plans. This Assignment shall be effective immediately upon default by Borrower of any term, covenant or condition of any of the Loan Documents.
         2. Attorney-in-Fact. Borrower hereby irrevocably constitutes and appoints Lender as Borrower's true and lawful attorney-in-fact, coupled with an interest, to demand, receive and enforce all of Borrower's rights with respect to the Contract and the Plans, to make payments under the Contract and to give appropriate receipts, releases and satisfactions for and in behalf of and in Borrower's name or, at the option of Lender, in the name of Lender, all with the same force and effect as Borrower could do if this Assignment had not been made.
         3. Effect of Assignment. This Assignment is for security purposes only. Accordingly, Lender shall have no right under this Assignment to the Plans or to enforce the provisions of the Contract until Borrower shall be in default under any of Borrower's obligations under any of the Loan Documents. Upon the occurrence of any such default, Lender may, without affecting any of Lender's rights or remedies against Borrower under any other Loan Document, exercise Lender's rights under this Assignment as Borrower's attorney-in-fact in any manner permitted by law. In addition, Lender shall have and possess, without limitation, any and all rights and remedies of a secured party under the Uniform Commercial Code or as otherwise provided by law.
         4. Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender that there have been no prior assignments of the Contract or the Plans, that the Contract is a valid, enforceable agreement, that, to the best of Borrower's knowledge, neither party to the Contract is in default to the other thereunder and that all terms, covenants and conditions have been performed as required therein, except for those not due to be performed until after the date hereof. No material change in the terms of the Contract shall be valid without the prior written approval of Lender. Borrower shall not assign, sell, pledge, mortgage or otherwise transfer or encumber Borrower's interest in the Contract or in the Plans so long as this Assignment is in effect.
         5. Liability of Lender. Borrower, by executing this Assignment, acknowledges that Lender does not assume any of the obligations and duties of Borrower under or with respect to the Contract unless and until Lender shall have given to Architect written notice that Lender has affirmatively exercised Lender's rights to complete or cause the completion of the construction of the Improvements upon or after the occurrence and continuance of an event of default under any of the Loan Documents. In the event that Lender does not undertake to complete the construction of the Improvements, such obligations and duties shall be assumed by the person or entity so undertaking to complete the Improvements and designated by Lender, and Lender shall have no liability whatsoever for the performance of any such obligations and duties. For the purpose of completing the Improvements, Lender may reassign Lender's right, title and interest in and to the Plans and the Contract to any persons or entities in Lender's discretion upon notice to Architect, but without any further requirement for Borrower's or Architect's consent, and any such reassignment shall be valid and binding upon Borrower and Architect as fully as if each had expressly approved the same.
         6. Indemnification. Borrower shall indemnify and hold Lender harmless from and against any and all claims, demands, liabilities, losses, lawsuits, judgments and costs and expenses (including, without limitation, reasonable attorney fees) to which Lender may become exposed, or which Lender may incur, in exercising any of Lender's rights under this Assignment, unless caused by Lender's own negligence or intentional misconduct.
         7. Right to Cure. In the event that Borrower shall fail to perform any covenant or condition contained in the Contract, Lender, at Lender's option, may take such action as deemed reasonably necessary by Lender to cure such default. All costs, fees and expenses, including attorney fees and costs, incurred by Lender in curing such default shall be paid by Borrower in accordance with the Loan Documents.
         8. Modification of Plans, Extras. No material modification of or amendment to the Plans shall be made without obtaining the prior written approval of Lender, after consultation with the Construction Representative (as defined in the Loan Agreement), if deemed necessary by Lender. In addition, unless the written consent of Lender is first had and obtained, no work on the Improvements shall be performed pursuant to any change order which, when aggregated with any previous change orders, would result in an increase in construction costs by an amount equal to or exceeding TWENTY-FIVE THOUSAND DOLLARS ($25,000.00). In the event Lender approves a change order which results in an increase in the price for the Improvements by an amount in excess of such amount, Borrower shall be required to pay all additional costs and expenses resulting from any such change order out of Borrower's own funds and without use of the Loan proceeds. Borrower shall deposit with Lender the full amount of all additional costs and expenses resulting from such change order. Lender shall disburse such amount in accordance with the requirements and procedures contained in the Loan Agreement for payment of such additional costs and expenses. Lender may withhold disbursement of additional Loan proceeds pending Borrower's deposit of such additional costs and expenses with Lender.
         9. Successors and Assigns. Subject to the aforesaid limitation on further assignment by Borrower, this Assignment shall be binding upon and inure to the benefit of the respective assigns and successors in interest of Borrower and Lender.
         10. Governing Law. This Assignment shall be construed in accordance with the laws of the State of Utah.
         11. Counterparts. This Assignment may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.
         12. Termination. This Assignment shall be effective and shall continue in force so long as any obligation of Borrower to Lender, directly or indirectly related to the Loan, remains unsatisfied.

         DATED effective as of the date first above written.

                           LENDER:

                     U.S. BANK OF UTAH, a Utah state banking
                              corporation
                     By: /s/Pauline Vosburgh
                         --------------------------------
                         PAULINE VOSBURGH, Vice President


                           BORROWER:

                           DICK SIMON TRUCKING, INC., a Utah
                              corporation
                     By: /s/ Richard D. Simon, President & CEO
                         -------------------------------------
                         RICHARD D. SIMON, President

           ARCHITECT'S CONSENT AND CERTIFICATION
         The undersigned Architect hereby consents to the above Assignment and each and every term thereof, and as an inducement to the closing of the Loan described above, agrees with and certifies to Lender as follows:
         1. In the event of default by Borrower under any instrument, document or agreement relating to the Loan, Architect, at Lender's request, shall continue performance in behalf of Lender or Lender's designee under the Contract in accordance with the terms thereof, provided that Architect shall be reimbursed in accordance with the Contract for all work, labor and materials rendered in behalf of Lender or Lender's designee. In addition, in the event Lender, as a result of a default by Borrower, undertakes to complete or cause the completion of the construction of the Improvements, Lender or Lender's designee shall have the right to use the Plans and the ideas, designs and concepts contained therein, to complete the construction of the Improvements without payment of any fees or charges in addition to those specified in the Contract.
         2. Architect shall not, without Lender's prior written consent, perform work pursuant to any change order which, when aggregated with any and all previous change orders, would result in an increase in construction costs by an amount equal to or exceeding TWENTY- FIVE THOUSAND DOLLARS ($25,000.00).
         3. Lender or Lender's designee may enforce the obligations of the Contract with the same force and effect as if enforced by Borrower, and may perform the obligations of Borrower thereunder. Architect shall accept such performance in lieu of performance by Borrower in satisfaction of Borrower's obligations under the Contract.

         4. Architect shall not terminate the Contract on account of any default of Borrower thereunder without written notice to Lender and first providing Lender a reasonable opportunity, but not less than thirty (30) days, to effect a cure of such default or to declare Borrower in default under the Loan Agreement and to commence to complete or cause the completion of the construction of the Improvements. In the event Lender elects to complete or cause the completion of the Improvements, Architect shall not terminate the Contract so long as: (a) Lender cures a monetary default of Borrower within thirty (30) days after receipt of notice of default from Architect; and (b) Lender cures a nonmonetary default of Borrower within a reasonable time after receipt of notice of default from Architect. However, nothing herein shall require Lender to cure any default of Borrower under the Contract, but only gives Lender the option to do so.
         5. Architect hereby represents to Lender that: (a) the Contract is a valid and enforceable agreement; (b) there has been no prior assignment of the Plans or the Contract of which Architect has notice or is aware; (c) to the best of Architect's knowledge, neither Architect nor Borrower is in default under the Contract; (d) all terms, covenants and conditions have been performed as required in the Contract, except those not due to be performed until after the date hereof; and (e) Architect is duly licensed and has authority to conduct business in the State of Utah.
         6. Architect has exercised due professional care and to the best of the Architect's knowledge, information and belief: (a) the Plans are in compliance with, and the construction of the Improvements in accordance with the Plans shall not be a violation of, any protective covenants, conditions or restrictions affecting the Property; and (b) the Plans are in compliance with the applicable zoning and environmental ordinances and regulations and governmental approvals.
         7. Architect has exercised due professional care and to the best of the Architect's knowledge, information and belief, the Plans, the Improvements and the proposed uses thereof conform in all respects with all applicable statutes, regulations, rules, orders, ordinances and procedures established and implemented by all federal, state, county and city governments, including, without limitation, applicable Access Laws. For purposes hereof, "Access Laws" means the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, any other federal, state or local laws or ordinances related to disabled access, or any statute, rule, regulation, ordinance, order of governmental bodies and regulatory agencies, or order or decree of any court adopted or enacted with respect thereto, as now existing or hereafter amended or adopted.
         8. Architect has exercised due professional care and to the best of the Architect's knowledge, information and belief, the construction and use of the Improvements in accordance with the Plans will not encroach or interfere with any easement, right-of-way or other restriction.
          9. Appropriate permits, covering the construction of the Improvements have been issued, or will be issued upon request, and no violations or corrective requirements have been issued to the date hereof by any governmental authority having jurisdiction over the Property.
          10. Architect has exercised due professional care and to the best of Architect's knowledge, information and belief, Architect is satisfied that adequate sewage, water, natural gas, electrical and street improvements are or will be available to site (including easements therefor).
         11. Soil tests have been performed on the Property and the recommendations contained therein have been incorporated into the Plans.


         DATED effective as of the _____ day of May, 1996.


                           ARCHITECT:

                           VALENTINER CRANE BRUNJES ONYON ARCHITECTS, P.C.

                           By: ______________________________________
                               Title:________________________________


         AGREED AND CONSENTED TO this ____ day of May, 1996.

                           FURST CONSTRUCTION COMPANY, INC.

                           By: ______________________________________
                               Title: _______________________________

                        EXHIBIT "A"

                   ARCHITECT'S CONTRACT

                        EXHIBIT "B"

                   PROPERTY DESCRIPTION



         The following  described  real property is located in Salt Lake County,
Utah:


     Part of the North half of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet from the North quarter corner of said Section 24, to a point on the Southline of the 2100 South Freeway Right-of-Way line and running thence North
     89(degree)53'03" East 330.72 feet along said South line; thence South 0(degree)05'53" West 586.45 feet; thence North 89(degree)49'59" East 330.87 feet; thence South 0(degree)05'04" West 1998.47 feet to the East-West center of section line; thence South 89(degree)40'47" West 1263.69 feet along said East-West center of Section line; thence North 0(degree)06'42" East 1532.08 feet to the South line of the Gates Rubber Company property; thence North 89(degree)40'44" East 535.00 feet along said South line to the Southeast corner of the Gates Rubber Company property; thence North 0(degree)06'42" East 1050.00 feet along the East line of the Gates Rubber Company property to the South line of the 2100 South Frontage Road; thence North 85(degree)26'00" East 66.22 feet along said South line to the point of beginning.

     Excluding from the above-described property all the property formerly known as Lots 25, 26 and 27, Block 5, Town of El Dorado Plat "A", together with one-half (1/2) the vacated street and alleys abutting said lots.

     Also excepting therefrom the following:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, South 85(degree)26'00" West 66.22 feet, South 0(degree)06'42" West 1050.00 feet and South 89(degree)40'44"; West 445.00 feet from the North quarter corner of said Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian; said point also lies on the South line of the Gates Rubber Company property and running thence South 0(degree)06'42" West 60.00 feet; thence South 89(degree)40'44" West 90.00 feet; thence North 0(degree)06'42" East 60.00 feet to the Southwest corner of the Gates Rubber Company property; thence North 89(degree)40'44" East 90.00 feet along the South line of the Gates Rubber Company property to the point of beginning.

     Also excepting therefrom the following:

     Part of the Northeast quarter of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian, described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, North 89(degree)53'03" East 330.72 feet and South 0(degree)05'53" West
     586.45 feet from the North quarter corner of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian (said point lies on an East line of the property conveyed to RICHARD D. SIMON in the certain Special Warranty Deed recorded June 14, 1994, as Entry No. 5849753, in Book 6961, at page 1889 of the official records); and running thence North 89(degree)49'59" East 330.87 feet along a North line of said RICHARD D.
     SIMON property; thence South 0(degree)05'04" West 263.31 feet along the East of said RICHARD D. SIMON property; thence South 89(degree)49'59" West
     330.93 feet; thence North 0(degree)05'53" East 263.31 feet to the point of beginning.

     Tax I.D. No. 14-24-201-003-0000.

        ASSIGNMENT OF CONSTRUCTION CONTRACT


         THIS ASSIGNMENT OF CONSTRUCTION CONTRACT ("Assignment") is made and entered into effective as of the 23rd day of May, 1996, by and between U.S. BANK OF UTAH, a Utah state banking corporation ("Lender"), and DICK SIMON TRUCKING, INC., a Utah corporation ("Borrower").

                     R E C I T A L S:

     A. Borrower and FURST CONSTRUCTION COMPANY, INC. ("Contractor"), have entered into that certain Standard Form of Agreement between Owner and Contractor (AIA Document A111), dated February 7, 1994 (the "Contract"), a copy of which is attached to and incorporated by reference in this Assignment as Exhibit "A." Pursuant to the terms of the Contract, Contractor agreed to construct certain improvements (the "Improvements") on real property owned by Borrower located in Salt Lake County, Utah, which real property is more particularly described on Exhibit "B" attached to and incorporated by reference in this Assignment (the "Property").
     B. Borrower has applied to Lender for financing (the "Loan") for the Improvements in the original principal amount of TEN MILLION DOLLARS ($10,000,000.00).
     C. Lender has approved the Loan, conditioned, in part, upon this Assignment.
     D. Borrower has executed in favor of Lender a Loan Agreement (the "Loan Agreement"), a Promissory Note, a Deed of Trust and Security Agreement and other documents related to the Loan, all of which documents set forth the terms, covenants and conditions of the Loan (collectively the "Loan Documents").
         NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

         1. Assignment of Contract. Borrower hereby assigns to Lender all right, title and interest of Borrower in and to the Contract. This Assignment shall be effective immediately upon default by Borrower of any term, covenant or condition of any of the Loan Documents.
         2. Attorney-in-Fact. Borrower hereby irrevocably constitutes and appoints Lender as Borrower's true and lawful attorney-in-fact, coupled with an interest, to demand, receive and enforce all of Borrower's rights with respect to the Contract, to make payments under the Contract and to give appropriate receipts, releases and satisfactions for and in behalf of and in Borrower's name or, at the option of Lender, in the name of Lender, all with the same force and effect as Borrower could do if this Assignment had not been made.
         3. Effect of Assignment. This Assignment is for security purposes only. Accordingly, Lender shall have no right under this Assignment to enforce the provisions of the Contract until Borrower shall be in default under Borrower's obligations under any of the Loan Documents. Upon the occurrence of any such default, Lender may, without affecting any of Lender's rights or remedies against Borrower under any other Loan Document, exercise Lender's rights under this Assignment as Borrower's attorney-in-fact in any manner permitted by law. In addition, Lender shall have and possess, without limitation, any and all rights and remedies of a secured party under the Uniform Commercial Code or as otherwise provided by law.
         4. Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender that there have been no prior assignments of the Contract, that the Contract is a valid, enforceable agreement, that neither party to the Contract is in default to the other thereunder and that all terms, covenants and conditions have been performed as required therein, except for those not due to be performed until after the date hereof. No material change in the terms of the Contract shall be valid without the prior written approval of Lender. Borrower shall not assign, sell, pledge, mortgage or otherwise transfer or encumber Borrower's interest in the Contract so long as this Assignment is in effect.
         5. Liability of Lender. Borrower, by executing this Assignment, acknowledges that Lender does not assume any of the obligations and duties of Borrower under or with respect to the Contract unless and until Lender shall have given to Contractor written notice that Lender has affirmatively exercised Lender's rights to complete or cause the completion of the construction of the Improvements upon or after the occurrence and continuance of an event of default under any of the Loan Documents. In the event that Lender does not undertake to complete the construction of the Improvements, such obligations and duties shall be assumed by the person or entity so undertaking to complete the Improvements and designated by Lender, and Lender shall have no liability whatsoever for the performance of any such obligations and duties. For the purpose of completing the Improvements, Lender may reassign Lender's right, title and interest in and to the Contract to any persons or entities in Lender's discretion upon notice to Contractor, but without any further requirement for Borrower's or Contractor's consent, and any such reassignment shall be valid and binding upon Borrower and Contractor as fully as if each had expressly approved the same.
         6. Indemnification. Borrower shall indemnify and hold Lender harmless from and against any and all claims, demands, liabilities, losses, lawsuits, judgments and costs and expenses (including, without limitation, reasonable attorney fees) to which Lender may become exposed, or which Lender may incur, in exercising any of Lender's rights under this Assignment, unless caused by Lender's own negligence or intentional misconduct.
         7. Right to Cure. In the event that Borrower shall fail to perform any covenant or condition contained in the Contract, Lender, at Lender's option, may take such action as deemed necessary by Lender to cure such default. All costs, fees and expenses, including attorney fees and costs, incurred by Lender in curing such default shall be paid by Borrower in accordance with the Loan Documents.
         8. Modification of Plans, Extras. No material modification of or amendment to the plans and specifications for the Improvements shall be made without obtaining the prior written approval of Lender, after consultation with the Construction Representative (as defined in the Loan Agreement), if deemed necessary by Lender. In addition, unless the written consent of Lender is first had and obtained, no work on the Improvements shall be performed pursuant to any change order which, when aggregated with any previous change orders, would result in an increase in the Contract price by an amount equal to or exceeding TWENTY-FIVE THOUSAND DOLLARS ($25,000.00). In the event Lender approves a change order which results in an increase in the price for the Improvements by an amount in excess of such amount, Borrower shall be required to pay all additional costs and expenses resulting from any such change order out of Borrower's own funds and without use of the Loan proceeds. Borrower shall deposit with Lender the full amount of all additional costs and expenses resulting from such change order. Lender shall disburse such amount in accordance with the requirements and procedures contained in the Loan Agreement for payment of such additional costs and expenses. Lender may withhold disbursement of additional Loan proceeds pending Borrower's deposit of such additional costs and expenses with Lender.

         9. Successors and Assigns. Subject to the aforesaid limitation on further assignment by Borrower, this Assignment shall be binding upon and inure to the benefit of the respective assigns and successors in interest of Borrower and Lender.
         10. Governing Law. This Assignment shall be construed in accordance with the laws of the State of Utah.
         11. Counterparts. This Assignment may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument.
         12. Termination. This Assignment shall be effective and shall continue in force so long as any obligation of Borrower to Lender, directly or indirectly related to or arising out of the Loan, remains unsatisfied.

      DATED effective as of the date first above written.


                           LENDER:

                           U.S. BANK OF UTAH, a Utah state banking
                              corporation


                           By: /s/ Pauline Vosburgh
                               -------------------------------------
                               PAULINE VOSBURGH, Vice President


                           BORROWER:

                           DICK SIMON TRUCKING, INC., a Utah
                              corporation


                           By: /s/ Richard D. Simon, President & CEO
                               -------------------------------------
                               RICHARD D. SIMON, President

          CONTRACTOR'S CONSENT AND CERTIFICATION


         The undersigned Contractor hereby consents to the above Assignment and each and every term thereof, and as an inducement to the closing of the Loan described above, agrees with and certifies to Lender as follows:
         1. In the event of default by Borrower under any instrument, document or agreement relating to the Loan, Contractor, at Lender's request, shall continue performance in behalf of Lender or Lender's designee under the Contract in accordance with the terms thereof, provided that Contractor shall be reimbursed in accordance with the Contract for all work, labor and materials rendered in behalf of Lender or Lender's designee. In addition, in the event Lender, as a result of a default by Borrower, undertakes to complete or cause the completion of the construction of the Improvements, Lender or Lender's designee shall have the right to complete the construction of the Improvements without payment of any fees or charges in addition to those specified in the Contract.
         2. Contractor shall not, without Lender's prior written consent, perform work pursuant to any change order which, when aggregated with any and all previous change orders, would result in an increase in construction costs by an amount equal to or exceeding TWENTY-FIVE THOUSAND DOLLARS ($25,000.00).
         3. The disbursement provisions contained in or attached to the Loan Agreement shall control the manner of disbursement of the Loan proceeds and payments to Contractor notwithstanding any conflicting provisions contained in the Contract; provided, however, nothing contained herein shall alter or limit Contractor's rights to payment under the Contract.
         4. Lender or Lender's designee may enforce the obligations of the Contract with the same force and effect as if enforced by Borrower, and may perform the obligations of Borrower thereunder. Contractor shall accept such performance in lieu of performance by Borrower in satisfaction of Borrower's obligations under the Contract.
         5. Contractor shall not terminate the Contract on account of any default of Borrower thereunder without written notice to Lender and first providing Lender a reasonable opportunity, but not less than thirty (30) days, to effect a cure of such default or to declare Borrower in default under the Loan Agreement and to commence to complete or cause the completion of the construction of the Improvements. In the event Lender elects to complete or cause the completion of the Improvements, Contractor shall not terminate the Contract so long as: (a) Lender cures a monetary default of Borrower within thirty (30) days after receipt of notice of default from Contractor; and (b) Lender cures a nonmonetary default of Borrower within a reasonable time after receipt of notice of default from Contractor. However, nothing herein shall require Lender to cure any default of Borrower under the Contract, but only gives Lender the option to do so.
         6. Contractor hereby represents to Lender that: (a) the Contract is a valid and enforceable agreement; (b) there has been no prior assignment of the Contract of which Contractor has notice or is aware; (c) to the best of Contractor's knowledge, neither Contractor nor Borrower is in default under the Contract; (d) all terms, covenants and conditions have been performed as required in the Contract, except those not due to be performed until after the date hereof; (e) to the best of Contractor's knowledge, the amounts itemized on the budget and cost breakdown submitted by Borrower to Lender in connection with the Loan represent sufficient funds to fulfill Borrower's contractual obligations and the overall amount provided in the cost breakdown is adequate to complete the construction of the Improvements with all contemplated on-site and off-site work including permits and tie-in charges; and (f) Contractor is duly licensed and has authority to conduct business in the State of Utah.
         7. Contractor shall, upon request of Lender, promptly deliver to Lender copies of all subcontracts pertaining to the construction of the Improvements.


         DATED effective as of the ______ day of May, 1996.


                           CONTRACTOR:

                           FURST CONSTRUCTION COMPANY, INC.


                   By:_______________________________________
                    Title:__________________________________

                        EXHIBIT "A"

                   CONSTRUCTION CONTRACT

                        EXHIBIT "B"

                   PROPERTY DESCRIPTION



         The following  described  real property is located in Salt Lake County,
Utah:


     Part of the North half of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet from the North quarter corner of said Section 24, to a point on the Southline of the 2100 South Freeway Right-of-Way line and running thence North
     89(degree)53'03" East 330.72 feet along said South line; thence South 0(degree)05'53" West 586.45 feet; thence North 89(degree)49'59" East 330.87 feet; thence South 0(degree)05'04" West 1998.47 feet to the East-West center of section line; thence South 89(degree)40'47" West 1263.69 feet along said East-West center of Section line; thence North 0(degree)06'42" East 1532.08 feet to the South line of the Gates Rubber Company property; thence North 89(degree)40'44" East 535.00 feet along said South line to the Southeast corner of the Gates Rubber Company property; thence North 0(degree)06'42" East 1050.00 feet along the East line of the Gates Rubber Company property to the South line of the 2100 South Frontage Road; thence North 85(degree)26'00" East 66.22 feet along said South line to the point of beginning.

     Excluding from the above-described property all the property formerly known as Lots 25, 26 and 27, Block 5, Town of El Dorado Plat "A", together with one-half (1/2) the vacated street and alleys abutting said lots.

     Also excepting therefrom the following:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, South 85(degree)26'00" West 66.22 feet, South 0(degree)06'42" West 1050.00 feet and South 89(degree)40'44"; West 445.00 feet from the North quarter corner of said Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian; said point also lies on the South line of the Gates Rubber Company property and running thence South 0(degree)06'42" West 60.00 feet; thence South 89(degree)40'44" West 90.00 feet; thence North 0(degree)06'42" East 60.00 feet to the Southwest corner of the Gates Rubber Company property; thence North 89(degree)40'44" East 90.00 feet along the South line of the Gates Rubber Company property to the point of beginning.

     Also excepting therefrom the following:

     Part of the Northeast quarter of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian, described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, North 89(degree)53'03" East 330.72 feet and South 0(degree)05'53" West
     586.45 feet from the North quarter corner of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian (said point lies on an East line of the property conveyed to RICHARD D. SIMON in the certain Special Warranty Deed recorded June 14, 1994, as Entry No. 5849753, in Book 6961, at page 1889 of the official records); and running thence North 89(degree)49'59" East 330.87 feet along a North line of said RICHARD D.
     SIMON property; thence South 0(degree)05'04" West 263.31 feet along the East of said RICHARD D. SIMON property; thence South 89(degree)49'59" West
     330.93 feet; thence North 0(degree)05'53" East 263.31 feet to the point of beginning.

     Tax I.D. No. 14-24-201-003-0000.

           BORROWER'S CERTIFICATE AND INDEMNITY
              REGARDING HAZARDOUS SUBSTANCES


In connection with and as partial consideration for the making of a conditional commitment to lend (the "Commitment") of $10,000,000.00 by U.S. BANK OF UTAH ("Lender"), to DICK SIMON TRUCKING, INC. ("Borrower"), Borrower hereby certifies to Lender and agrees as follows:

1A. Except as disclosed in Section 1B below, Borrower has no knowledge after due investigation of: (a) the presence of any "Hazardous Substances" (as defined below) on that certain real property situated in Salt Lake County, State of Utah, located at approximately 5600 West 2100 South, West Valley City, Utah, legally described in Exhibit "A" attached hereto (the "Property"); or (b) any spills, releases, discharges, disposal, storage or manufacture of Hazardous Substances that have occurred or are presently occurring on or onto the Property or any adjacent properties; or (c) any spills or disposal of Hazardous Substances that have occurred or are presently occurring off the Property as a result of any construction on or operation and use of the Property.

1B.  Information pertaining to Hazardous Substances:
     ------------------------------------------------------------------------
     ------------------------------------------------------------------------.

2. In connection with the construction on or operation and use of the Property, Borrower represents for itself, its contractors, subcontractors and any other of its agents, that, as of the date of this Certificate, it has no knowledge after due investigation of any failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Substances.

3. Borrower represents and warrants to Lender that it has duly investigated the present and past uses of the Property and has made due inquiry of the appropriate governmental agencies and offices having jurisdiction over the Property and the laws regulating the environment, as to whether the Property or any property in the immediate vicinity of the Property is or has been the site of storage of or contamination by any Hazardous Substances. Borrower will provide Lender with a written summary of its investigations and copies of all inquiries and responses.

4.   Borrower agrees to immediately  notify Lender if Borrower becomes aware of:
     (a) any Hazardous Substances or other environmental problem or liability with respect to the Property or any adjacent property; or (b) any lien, action or notice of the nature described in paragraph 2 above. At its own cost, Borrower will take all actions which are necessary or desirable to clean up any Hazardous Substances affecting the Property, including removal, containment or any other remedial action required by applicable governmental authorities.

5. Borrower agrees to indemnify and hold Lender harmless from and against any and all claims, demands, damages, losses, liens, liabilities, penalties, fines, lawsuits and other proceedings and costs and expenses (including attorneys' fees), arising directly or indirectly from or out of, or in any way connected with: (a) the inaccuracy of the certifications contained herein; (b) any activities on the Property during Borrower's ownership, possession or control of the Property which directly or indirectly result in the Property or any other property becoming contaminated with Hazardous Substances; (c) the discovery of Hazardous Substances on the Property or any other property; and (d) the cleanup of Hazardous Substances from the Property or any other properties. Borrower acknowledges that it will be solely responsible for all costs and expenses relating to the cleanup of Hazardous Substances from the Property or from any other properties which become contaminated with Hazardous Substances as a result of activities on or the contamination of the Property.

6. Borrower's obligations under this Certificate are unconditional and shall not be limited by any nonrecourse or other limitations of liability provided for in any document relating to the Loan (collectively, the "Loan Documents"). The representations, warranties and covenants of Borrower set forth in this Certificate (including, without limitation, the indemnity provided for in paragraph 5 above) shall continue in effect and, to the extent permitted by law, shall survive the transfer of the Property pursuant to foreclosure proceedings (whether judicial or nonjudicial), by deed in lieu of foreclosure or otherwise. Borrower acknowledges and agrees that Borrower's covenants and obligations hereunder are separate and distinct from its obligations under the Loan and the Loan Documents.

7. Borrower also agrees to pay all costs and expenses incurred in any examination of the Property that is required by Lender to determine the presence, nature and extent of any Hazardous Substances. Any such required examination shall be made by a qualified environmental auditor acceptable to Lender.

8. As used in this Certificate, "Hazardous Substances" shall mean: any substance or material defined or designated as hazardous or toxic waste, hazardous or toxic material, or hazardous, toxic or radioactive substance (or designated by any other similar term), by any applicable federal, state or local statute, regulation or ordinance now in effect or in effect at any time during either the term of the Loan Documents or the period of time Borrower remains in possession, custody or control of the Property following foreclosure of the Loan Documents or acceptance by Lender of a deed in lieu of foreclosure.

9.   This  certificate  shall be binding upon and inure to the benefit of Lender
     and  Borrower  and,  as  applicable,   their  respective  heirs,   personal
     representatives, successors and assigns.

DATED effective as of May 23, 1996.

                           DICK SIMON TRUCKING, INC.


                           By: /s/Richard D. Simon, President & CEO
                               ------------------------------------
                               RICHARD D. SIMON, President

                        EXHIBIT "A"

                   PROPERTY DESCRIPTION



         The following  described  real property is located in Salt Lake County,
Utah:


     Part of the North half of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet from the North quarter corner of said Section 24, to a point on the Southline of the 2100 South Freeway Right-of-Way line and running thence North
     89(degree)53'03" East 330.72 feet along said South line; thence South 0(degree)05'53" West 586.45 feet; thence North 89(degree)49'59" East 330.87 feet; thence South 0(degree)05'04" West 1998.47 feet to the East-West center of section line; thence South 89(degree)40'47" West 1263.69 feet along said East-West center of Section line; thence North 0(degree)06'42" East 1532.08 feet to the South line of the Gates Rubber Company property; thence North 89(degree)40'44" East 535.00 feet along said South line to the Southeast corner of the Gates Rubber Company property; thence North 0(degree)06'42" East 1050.00 feet along the East line of the Gates Rubber Company property to the South line of the 2100 South Frontage Road; thence North 85(degree)26'00" East 66.22 feet along said South line to the point of beginning.

     Excluding from the above-described property all the property formerly known as Lots 25, 26 and 27, Block 5, Town of El Dorado Plat "A", together with one-half (1/2) the vacated street and alleys abutting said lots.

     Also excepting therefrom the following:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, South 85(degree)26'00" West 66.22 feet, South 0(degree)06'42" West 1050.00 feet and South 89(degree)40'44"; West 445.00 feet from the North quarter corner of said Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian; said point also lies on the South line of the Gates Rubber Company property and running thence South 0(degree)06'42" West 60.00 feet; thence South 89(degree)40'44" West 90.00 feet; thence North 0(degree)06'42" East 60.00 feet to the Southwest corner of the Gates Rubber Company property; thence North 89(degree)40'44" East 90.00 feet along the South line of the Gates Rubber Company property to the point of beginning.

     Also excepting therefrom the following:

     Part of the Northeast quarter of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian, described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, North 89(degree)53'03" East 330.72 feet and South 0(degree)05'53" West
     586.45 feet from the North quarter corner of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian (said point lies on an East line of the property conveyed to RICHARD D. SIMON in the certain Special Warranty Deed recorded June 14, 1994, as Entry No. 5849753, in Book 6961, at page 1889 of the official records); and running thence North 89(degree)49'59" East 330.87 feet along a North line of said RICHARD D.
     SIMON property; thence South 0(degree)05'04" West 263.31 feet along the East of said RICHARD D. SIMON property; thence South 89(degree)49'59" West
     330.93 feet; thence North 0(degree)05'53" East 263.31 feet to the point of beginning.

     Tax I.D. No. 14-24-201-003-0000.

              CERTIFICATE OF COMPLIANCE WITH
              ACCESS LAWS AND INDEMNIFICATION


In connection with, and as partial consideration for, the making of, amendment to, refinancing of, renewal of, extension of, or modification to a loan (the "Loan") dated May 23, 1996, in the amount of $10,000,000.00 by U.S. BANK OF UTAH ("the Bank"), to DICK SIMON TRUCKING, INC. ("Borrower"), Borrower hereby certifies to the bank and agrees as follows:

1. Borrower and the real property situated in Salt Lake County, State of Utah, more particularly described on Exhibit "A" attached hereto (the "Property"), shall at all times comply with the requirements of the Americans With Disabilities Act of 1990; the Fair Housing Amendments Act of 1988, any other federal, state or local laws or ordinances related to disabled access; or any statute, rule, regulation, ordinance, order or decree of any court adopted or enacted with respect thereto (collectively, the "Access Laws").

2. Nothing herein shall be construed as placing an obligation on the Bank to take any action to verify the truth or accuracy of any statement made by Borrower herein or otherwise in connection with this transaction, nor shall any investigation by the Bank be construed to relieve Borrower from any liability hereunder.

3. Borrower agrees to notify the Bank immediately, in writing, if Borrower becomes aware of any condition or situation in or on the Property which would constitute a violation of any provision of the Access Laws (whether now existing or hereinafter enacted). Borrower shall inform the Bank of the nature of any such condition, situation, lien, action, or notice and of the action Borrower proposes to take in response thereto. At Borrower's own cost, Borrower will take all actions which are necessary to bring the Property into compliance with the Access Laws (whether now existing or hereinafter enacted).

4. All information previously provided by Borrower to the Bank regarding the compliance of the Property with the Access Laws is accurate and complete to the best of Borrower's knowledge. All future information provided to the Bank shall also be accurate and complete to the best of Borrower's knowledge.

5. Borrower agrees to indemnify and hold the Bank harmless from and against any and all claims, demands, damages, losses, liens, liabilities, penalties, fines, lawsuits, and other proceedings and costs and expenses (including attorneys' fees) arising directly or indirectly from or out of, or in any way connected with: (a) the inaccuracy of the certifications contained herein; (b) any activities on the Property during the undersigned's ownership, possession, or control of the Property which directly or indirectly result in the Property violating any of the Access Laws (whether now existing or hereafter enacted); and (c) the discovery of any condition or situation on the Property which constitutes a violation of or noncompliance with any of the Access Laws (whether now existing or hereafter enacted). Borrower acknowledges that Borrower will be solely responsible for all costs and expenses relating to or incurred in connection with bringing the Property into compliance with Access Laws (whether now existing or hereafter enacted) whether or not Borrower is in possession of the Property.

6. Borrower's obligations under this certificate are unconditional and shall not be limited by any nonrecourse or other limitations of liability provided for in any document relating to the Loan (collectively, the "Loan Documents"). The representations, warranties and covenants of the undersigned set forth in this certificate (including, without limitation, the indemnify provided for in paragraph 5 above) shall continue in effect and, to the extent permitted by law, shall survive the transfer of the Property pursuant to foreclosure proceedings (whether judicial or nonjudicial), by deed in lieu of foreclosure or otherwise. Borrower acknowledges and agrees that Borrower's covenants and obligations hereunder are separate and distinct from Borrower's obligations under the Loan and the Loan Documents.

7.   This certificate shall be binding upon and inure to the benefit of the Bank
     and  Borrower  and,  as  applicable,   their  respective  heirs,   personal
     representatives, successors and assigns.


DATED effective as of May 23, 1996.

                           DICK SIMON TRUCKING, INC.


                           By: /s/ Richard D. Simon, President & CEO
                               -------------------------------------
                               RICHARD D. SIMON, President

                        EXHIBIT "A"

                   PROPERTY DESCRIPTION



         The following  described  real property is located in Salt Lake County,
Utah:


     Part of the North half of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet from the North quarter corner of said Section 24, to a point on the Southline of the 2100 South Freeway Right-of-Way line and running thence North
     89(degree)53'03" East 330.72 feet along said South line; thence South 0(degree)05'53" West 586.45 feet; thence North 89(degree)49'59" East 330.87 feet; thence South 0(degree)05'04" West 1998.47 feet to the East-West center of section line; thence South 89(degree)40'47" West 1263.69 feet along said East-West center of Section line; thence North 0(degree)06'42" East 1532.08 feet to the South line of the Gates Rubber Company property; thence North 89(degree)40'44" East 535.00 feet along said South line to the Southeast corner of the Gates Rubber Company property; thence North 0(degree)06'42" East 1050.00 feet along the East line of the Gates Rubber Company property to the South line of the 2100 South Frontage Road; thence North 85(degree)26'00" East 66.22 feet along said South line to the point of beginning.

     Excluding from the above-described property all the property formerly known as Lots 25, 26 and 27, Block 5, Town of El Dorado Plat "A", together with one-half (1/2) the vacated street and alleys abutting said lots.

     Also excepting therefrom the following:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, South 85(degree)26'00" West 66.22 feet, South 0(degree)06'42" West 1050.00 feet and South 89(degree)40'44"; West 445.00 feet from the North quarter corner of said Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian; said point also lies on the South line of the Gates Rubber Company property and running thence South 0(degree)06'42" West 60.00 feet; thence South 89(degree)40'44" West 90.00 feet; thence North 0(degree)06'42" East 60.00 feet to the Southwest corner of the Gates Rubber Company property; thence North 89(degree)40'44" East 90.00 feet along the South line of the Gates Rubber Company property to the point of beginning.

     Also excepting therefrom the following:

     Part of the Northeast quarter of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian, described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, North 89(degree)53'03" East 330.72 feet and South 0(degree)05'53" West
     586.45 feet from the North quarter corner of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian (said point lies on an East line of the property conveyed to RICHARD D. SIMON in the certain Special Warranty Deed recorded June 14, 1994, as Entry No. 5849753, in Book 6961, at page 1889 of the official records); and running thence North 89(degree)49'59" East 330.87 feet along a North line of said RICHARD D.
     SIMON property; thence South 0(degree)05'04" West 263.31 feet along the East of said RICHARD D. SIMON property; thence South 89(degree)49'59" West
     330.93 feet; thence North 0(degree)05'53" East 263.31 feet to the point of beginning.

     Tax I.D. No. 14-24-201-003-0000.

                      ATTACHMENT "A"


         This Financing Statement covers the following types and items of property:

FIXTURES:     -  Including, without limitation, all buildings, improvements, works, structures,  facilities  and  fixtures,  including  any future additions to, and  improvements  and betterments  upon, and all renewals and replacements  of, any of the foregoing,
                 which are owned  or  acquired   by  debtor  with  the  proceeds
                 of the $10,000,000 loan advanced by secured party to debtor and which are now or hereafter shall be constructed or affixed, or constructively affixed to the property described below, or to any portion thereof.

EQUIPMENT:    -  Including, without limitation, all machinery, equipment, appliances, floor coverings, furnishings, window coverings and fixtures of Debtor now owned or hereafter acquired by Debtor for use on the property described below, together with all accessions thereto and all substitutions and replacements thereof and all parts therefor. However, equipment does not include Debtor's office equipment, trucks, trailers and other titled vehicles and equipment.

RENTS:        -  Including, without limitation, all rents, sub-rents, issues, royalties, income and profits of and from the property described below, or any portion thereof, accrued or accruing to the benefit of debtor.

CONSTRUCTION
MATERIALS:       -  Including,   without  limitation,   materials  and  supplies
                 acquired by debtor with proceeds of the $10,000,000 loan advanced by secured party to debtor and delivered to the property described below for incorporation or used in any construction thereon and all machinery and related items owned by debtor and used in such construction.
         Some of the above goods are to become fixtures on the following described real property located in Salt Lake County, Utah:

     Part of the North half of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet from the North quarter corner of said Section 24, to a point on the Southline of the 2100 South Freeway Right-of-Way line and running thence North
     89(degree)53'03" East 330.72 feet along said South line; thence South 0(degree)05'53" West 586.45 feet; thence North 89(degree)49'59" East 330.87 feet; thence South 0(degree)05'04" West 1998.47 feet to the East-West center of section line; thence South 89(degree)40'47" West 1263.69 feet along said East-West center of Section line; thence North 0(degree)06'42" East 1532.08 feet to the South line of the Gates Rubber Company property; thence North 89(degree)40'44" East 535.00 feet along said South line to the Southeast corner of the Gates Rubber Company property; thence North 0(degree)06'42" East 1050.00 feet along the East line of the Gates Rubber Company property to the South line of the 2100 South Frontage Road; thence North
     85(degree)26'00" East 66.22 feet along said South line to the point of beginning.

     Excluding from the above-described property all the property formerly known as Lots 25, 26 and 27, Block 5, Town of El Dorado Plat "A", together with one-half (1/2) the vacated street and alleys abutting said lots.

     Also excepting therefrom the following:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, South 85(degree)26'00" West 66.22 feet, South 0(degree)06'42" West 1050.00 feet and South 89(degree)40'44"; West 445.00 feet from the North quarter corner of said Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian; said point also lies on the South line of the Gates Rubber Company property and running thence South 0(degree)06'42" West 60.00 feet; thence South 89(degree)40'44" West 90.00 feet; thence North 0(degree)06'42" East 60.00 feet to the Southwest corner of the Gates Rubber Company property; thence North 89(degree)40'44" East 90.00 feet along the South line of the Gates Rubber Company property to the point of beginning.

     Also excepting therefrom the following:

     Part of the Northeast quarter of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian, described as follows:

     Beginning at a point which lies South 0(degree)06'42" West 80.00 feet, North 89(degree)53'03" East 330.72 feet and South 0(degree)05'53" West
     586.45 feet from the North quarter corner of Section 24, Township 1 South, Range 2 West, Salt Lake Base and Meridian (said point lies on an East line of the property conveyed to RICHARD D. SIMON in the certain Special Warranty Deed recorded June 14, 1994, as Entry No. 5849753, in Book 6961, at page 1889 of the official records); and running thence North 89(degree)49'59" East 330.87 feet along a North line of said RICHARD D.
     SIMON property; thence South 0(degree)05'04" West 263.31 feet along the East of said RICHARD D. SIMON property; thence South 89(degree)49'59" West
     330.93 feet; thence North 0(degree)05'53" East 263.31 feet to the point of beginning.

     Tax I.D. No. 14-24-201-003-0000.

and this or a duplicate original of this Financing Statement shall be filed with the Utah Division of Corporations and Commercial Code and with the Salt Lake County Recorder.

                      ATTACHMENT "B"


                           DEBTOR:

                           DICK SIMON TRUCKING, INC., a Utah
                              corporation


                           By: /s/ Richard D. Simon
                               ------------------------------
                               RICHARD D. SIMON, President


                           SECURED PARTY:

                           U.S. BANK OF UTAH, a Utah state banking
                              corporation


                           By: /s/ Pauline Vosburgh
                               -------------------------------
                               PAULINE VOSBURGH, Vice President




STATE OF UTAH        )
                     : ss.
COUNTY OF SALT LAKE  )


         The foregoing instrument was acknowledged before me this 23rd day of May, 1996, by RICHARD D. SIMON, who is the President of DICK SIMON TRUCKING, INC., a Utah corporation.


                           /s/Alban B. Lang
                           ------------------------------------------
                           NOTARY PUBLIC
                           Residing at Salt Lake County, Utah

My Commission Expires:

April 20, 1999
- - ---------------------

STATE OF UTAH        )
                     : ss.
COUNTY OF SALT LAKE  )


         The foregoing instrument was acknowledged before me this 23rd day of May, 1996, by PAULINE VOSBURGH, who is a Vice President of U.S. BANK OF UTAH, a Utah state banking corporation.


                           /s/ Alban B. Lang
                           ------------------------------------------
                           NOTARY PUBLIC
                           Residing at Salt Lake County, Utah

My Commission Expires:

April 20, 1999
- - ---------------------








                         - 2 -